                                  ZENITH LIFE
                                ZENITH LIFE ONE
                                ZENITH LIFE PLUS
                            ZENITH LIFE EXECUTIVE 65
                            ZENITH SURVIVORSHIP LIFE
                              ZENITH FLEXIBLE LIFE

                       Supplement dated November 13, 1995
                        to Prospectus dated May 1, 1995

  New England Variable Life Insurance Company (the "Company") is a wholly-owned subsidiary of New England Mutual Life Insurance Company ("The New England"). The New England and Metropolitan Life Insurance Company ("MetLife") have entered into an agreement to merge, with MetLife to be the survivor of the merger. The merger is conditioned upon, among other things, approval by the policyholders of The New England and MetLife and receipt of certain regulatory approvals. The merger is not expected to occur until after December 31, 1995. If the merger is consummated, the Company will become a direct or indirect wholly-owned subsidiary of MetLife. The Company is not expected to be affected by the merger except to the extent that assets of The New England may be transferred to the Company in connection with consummation of the merger.

                              ZENITH FLEXIBLE LIFE

  Under "Toll-Free Numbers" on page A-44, the correct toll-free number for sub-account transfers or premium reallocations is 1-800-200-2214.

                            NEW ENGLAND ZENITH FUND

                     Supplement dated November 13, 1995 to
                          Prospectus dated May 1, 1995

BACK BAY ADVISORS MONEY MARKET SERIES     WESTPEAK VALUE GROWTH SERIES
BACK BAY ADVISORS BOND INCOME SERIES      WESTPEAK STOCK INDEX SERIES
BACK BAY ADVISORS MANAGED SERIES          DRAYCOTT INTERNATIONAL EQUITY SERIES
LOOMIS SAYLES AVANTI GROWTH SERIES        ALGER EQUITY GROWTH SERIES
LOOMIS SAYLES SMALL CAP SERIES            VENTURE VALUE SERIES
LOOMIS SAYLES BALANCED SERIES             CAPITAL GROWTH SERIES

  New England Mutual Life Insurance Company ("The New England") and Metropolitan Life Insurance Company ("MetLife") have entered into an agreement to merge, with MetLife to be the survivor of the merger. The merger is conditioned upon, among other things, approval by the policyholders of The New England and MetLife and receipt of certain regulatory approvals. The merger is not expected to occur until after December 31, 1995.

  TNE Advisers, Inc. ("TNE Advisers"), investment adviser to each Series of New England Zenith Fund (the "Fund") except the Capital Growth Series, is a wholly-owned subsidiary of The New England. The New England owns the sole general partner of New England Investment Companies, L.P. ("NEIC") and a majority of the limited partnership interest in NEIC. NEIC is the owner of a majority limited partnership interest in the Capital Growth Series' investment adviser, Capital Growth Management Limited Partnership. Also, the subadvisers of nine Series of the Fund are currently wholly-owned subsidiaries of NEIC. These subadvisers are Back Bay Advisors, L.P., Loomis Sayles & Company, L.P., Westpeak Investment Advisors, L.P. and Draycott Partners, Ltd. The subadvisers of the remaining two Series offered through this prospectus are not affiliated with The New England or NEIC.

VL-101-95

  The merger of The New England into MetLife is being treated, for purposes of the Investment Company Act of 1940 (the "Act"), as an "assignment" of the existing advisory agreements for each Series and of the subadvisory agreements of the nine Series that have NEIC subsidiaries as subadvisers. Under the Act, such an "assignment" will result in an automatic termination of these agreements. The subadvisory agreements for the other two Series terminate automatically, by their terms, upon any termination of TNE Advisers' advisory agreement with the Fund. Thus, those subadvisory agreements will also terminate at the time of the merger.

  Prior to the merger, shareholders of the Series will be asked to approve new investment advisory and subadvisory agreements, intended to take effect at the time of the merger. The new agreements are expected to be substantially identical to the existing agreements. Prior to the shareholder vote regarding the new agreements, a proxy statement describing them in more detail will be sent to those Policy Owners who are entitled to give instructions as to how shares of the Series should be voted.

                               ----------------

DRAYCOTT INTERNATIONAL EQUITY SERIES

  Draycott Partners, Ltd. ("Draycott") serves as subadviser to the Draycott International Equity Series (the "Series"). Draycott's parent, NEIC, has agreed to sell Draycott to Cursitor Holdings Ltd. U.K. ("Cursitor"). The sale is expected to occur in late December, 1995. Under the Act, the sale will constitute a change in control of Draycott, which will terminate the current subadvisory agreement between Draycott and TNE Advisers. Cursitor, headquartered at 66 Buckingham Gate, London SW1E 6AU, England, is an investment advisory holding company that had approximately $9.4 billion under management at September 30, 1995.

  Subsequent to the acquisition of Draycott by Cursitor, Cursitor itself is expected to be acquired by Alliance Capital Management, L.P. ("Alliance"). This transaction would result in Draycott becoming a wholly-owned subsidiary of a new entity, Cursitor Alliance LLC, in which Alliance would own a 93% interest. Alliance Capital Management Corporation, the sole general partner of, and the owner of a 1% general partnership interest in, Alliance, is an indirect wholly-owned subsidiary of The Equitable Life Assurance Society of the United States, which is a wholly-owned subsidiary of The Equitable Companies Incorporated, a holding company controlled by AXA, a French insurance holding company. If consummated, the transaction would constitute a further change in control of Draycott, which would again terminate the subadvisory agreement between Draycott and TNE Advisers.

  No changes in the Series' investment objective or policies, or in the portfolio management personnel responsible for the Series' day-to-day investment management, are contemplated in connection with either transaction. Before either transaction is effected, shareholders of the Series will be asked to approve new subadvisory agreements intended to take effect in the event the transactions are consummated. The new subadvisory agreements are expected to be identical in substance to the existing subadvisory agreement. Prior to the shareholder vote regarding the new subadvisory agreements, a proxy statement describing them in more detail will be sent to those Contract Owners who are entitled to give instructions as to how shares of the Series should be voted.

                               ----------------

ALGER EQUITY GROWTH SERIES

  The trustees of the Fund have approved a new investment advisory agreement between the Fund and TNE Advisers and a new subadvisory agreement between TNE Advisers and Fred Alger Management, Inc. ("Alger"), both relating to the Alger Equity Growth Series (the "Series") of the Fund. The new advisory and subadvisory agreements would increase the fee rates payable by the Series to TNE Advisers and payable by TNE Advisers to Alger, effective May 1, 1996. The annual rate of the fee payable by the Series to TNE Advisers under the new advisory agreement would be 0.75% of the Series' average daily net assets, as compared to the current fee rate of 0.70%. The annual rate of the fee payable by TNE Advisers to Alger under the new subadvisory agreement would be 0.45% of the first $100,000,000 of the Series' average daily net assets, 0.40% of the next $400,000,000 of such assets and 0.35% of such assets in excess of $500,000,000. A meeting of the Series' shareholders will be held for the purpose of voting to approve or disapprove the new agreements. The new agreements will not take effect unless they are approved by vote of the Series' shareholders at the meeting. A proxy statement describing the new agreements in more detail will be sent in advance of the meeting to those Policy Owners who are entitled to give instructions as to how shares of the Series should be voted at the meeting.

  Effective January 1, 1996, TNE Advisers will modify the expense deferral arrangement that currently applies to the Series by raising the expense limit from 0.85% to 0.90% of the Series' net assets. Pursuant to the expense deferral arrangement, TNE Advisers defers those operating expenses (other than brokerage costs, interest, taxes and extraordinary expenses) in excess of the expense limit until a subsequent year, if any, when total expenses are less than the limit. (See "Expense Deferral Arrangement" under the section of the prospectus entitled "Management.")

                               ----------------

LOOMIS SAYLES SMALL CAP SERIES

  The following information reflects changes in the investment management and policies of the Loomis Sayles Small Cap Series (the "Series"):

  Jeffrey C. Petherick, Vice President of Loomis, Sayles & Company, L.P. ("Loomis Sayles") and New England Zenith Fund, and Mary Champagne, Vice President of Loomis Sayles, have day-to-day management responsibility for the Series. Mr. Petherick has co-managed the Series since its inception. Mr. Petherick was an investment manager at Masco Corporation prior to joining Loomis Sayles in 1990. Ms. Champagne has co-managed the Series since July 1995. Prior to joining Loomis Sayles in 1993, Ms. Champagne served as a portfolio manager at NBD Bank for 10 years.

  Loomis Sayles manages the Series by investing primarily in stocks of small cap companies with good earnings growth potential that Loomis Sayles believes are undervalued by the market. Loomis Sayles seeks to build a core small cap portfolio of solid growth companies' stock with a smaller emphasis on special situations and turnarounds (companies that have experienced significant business problems but which Loomis Sayles believes have favorable prospects for recovery), as well as unrecognized stocks.

                               ----------------

VENTURE VALUE SERIES

  Selected/Venture Advisers, L.P., sub-adviser to the Venture Value Series (the "Series"), changed its name to Davis Selected Advisers, L.P. ("Davis Selected") on October 1, 1995. Venture Advisers, Inc. is the sole general partner of Davis Selected, which, in turn, is controlled by Shelby M. C. Davis.

  Shelby M. C. Davis, a director of Venture Advisers, Inc. since 1968, was primarily responsible for the day-to-day management of the Series from its inception through September, 1995. Since October 1995, Mr. Davis and Christopher C. Davis have co-managed the Series. Christopher C. Davis is a Portfolio Manager at Davis Selected and a director of Venture Advisers, Inc. and has been employed by Davis Selected since 1989.

                           NEW ENGLAND VARIABLE LIFE
                               INSURANCE COMPANY

                         Flexible Premium Adjustable
                 Variable Survivorship Life Insurance Policies
                                  Issued by
                 New England Variable Life Insurance Company
                              501 Boylston Street
                         Boston, Massachusetts 02116
                                (617) 578-2000

  This prospectus describes individual Flexible Premium Adjustable Variable Survivorship Life Insurance Policies (the "Policies") offered by New England Variable Life Insurance Company ("NEVLICO"), a wholly-owned subsidiary of New England Mutual Life Insurance Company ("The New England").

  Each Policy provides premium flexibility together with two types of death benefit guarantees as long as the total amount of premiums paid with interest, less any partial surrenders with interest, equals certain minimum amounts and there is no policy loan. Insurance coverage is provided on the joint lives of two insureds. The death benefit is payable upon the death of the second to die.

  You may choose among four death benefit options, two of which provide a fixed death benefit equal to the Policy's face amount and two of which provide a variable death benefit which may vary daily with the net investment experience of one or more mutual fund portfolios. Under any of the death benefit options, the minimum death benefit guarantees will be available. The cash value of the Policy generally increases with the payment of each premium and varies daily with the investment experience of the mutual fund portfolios. There is no guaranteed minimum cash value for investments in the mutual fund portfolios.

  You may cancel the Policy during the "right to return the Policy" period. The part of the first net premium for the Policy that you direct to the mutual fund portfolios will be allocated to the Zenith Money Market Sub-Account until the later of 45 days after the date Part 1 of the application is signed or 10 days after NEVLICO mails the Notice of Withdrawal Right. Thereafter, the Policy's cash value will be invested according to your instructions.

  You may allocate premiums to one or more of the 12 investment sub-accounts of NEVLICO's Variable Life Separate Account (the "Variable Account") or to NEVLICO's Fixed Account, after certain deductions have been made. Each sub-account of the Variable Account invests in the shares of one of the Eligible Funds. The Eligible Funds are: the Back Bay Advisors Money Market Series, the Back Bay Advisors Bond Income Series, the Capital Growth Series, the Westpeak Stock Index Series, the Back Bay Advisors Managed Series, the Westpeak Value Growth Series, the Loomis Sayles Avanti Growth Series, and the Loomis Sayles Small Cap Series of the New England Zenith Fund (the "Zenith Fund"); the Equity-Income Portfolio, Overseas Portfolio and High Income Portfolio of the Variable Insurance Products Fund ("VIP Fund"); and the Asset Manager Portfolio of the Variable Insurance Products Fund II ("VIP Fund II").

  SPECIAL LIMITS APPLY TO TRANSFERS OF CASH VALUE OUT OF THE FIXED ACCOUNT.
  -------------------------------------------------------------------------

  It may not be advantageous to replace existing insurance with the Policy described in this prospectus. (See "Charges and Expenses".)

----------

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THE PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THIS PROSPECTUS IS NOT VALID UNLESS ACCOMPANIED OR PRECEDED BY THE CURRENT PROSPECTUSES OF THE NEW ENGLAND ZENITH FUND AND OF THE VARIABLE INSURANCE PRODUCTS FUND AND VARIABLE INSURANCE PRODUCTS FUND II, WHICH ARE ATTACHED AT THE END OF THIS PROSPECTUS. THESE PROSPECTUSES SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

  THESE SECURITIES ARE OFFERED FOR SALE IN THE COMMONWEALTH OF PUERTO RICO PURSUANT TO REGISTRATION WITH THE SECURITIES OFFICE OF THE DEPARTMENT OF THE TREASURY, BUT SUCH REGISTRATION DOES NOT CONSTITUTE A FINDING THAT THIS PROSPECTUS IS TRUE, COMPLETE, AND NOT MISLEADING, NOR HAS THE SECURITIES OFFICE OF THE DEPARTMENT OF THE TREASURY PASSED IN ANY WAY UPON THE MERITS OF, RECOMMENDED, OR GIVEN APPROVAL TO SUCH SECURITIES. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                  MAY 1, 1995

                               TABLE OF CONTENTS

GLOSSARY..................................................................  A-4
INTRODUCTION TO THE POLICIES..............................................  A-6
  The Policies............................................................  A-6
  Availability of the Policy..............................................  A-7
  Policy Charges..........................................................  A-8
  How the Policy Works....................................................  A-9
  Receipt of Communications and Payments at NEVLICO's Administrative
   Office................................................................. A-10
  NEVLICO and The New England............................................. A-10
POLICY VALUES AND BENEFITS................................................ A-11
  Death Benefit........................................................... A-11
  Minimum Guaranteed Death Benefit........................................ A-12
  Adjustments to the Death Proceeds Payable............................... A-13
  Change in Death Benefit Option.......................................... A-13
  Cash Value.............................................................. A-13
  Net Investment Experience............................................... A-13
  Allocation of Net Premiums.............................................. A-14
  Amount Provided for Investment under the Policy......................... A-14
  Right to Return the Policy.............................................. A-15
CHARGES AND EXPENSES...................................................... A-15
  Deductions from Premiums................................................ A-15
  Surrender Charge........................................................ A-16
  Monthly Deduction from Cash Value....................................... A-17
  Charges Against the Eligible Funds and the Sub-Accounts of the Variable
   Account................................................................ A-18
  Group or Sponsored Arrangements......................................... A-19
PREMIUMS.................................................................. A-19
  Flexible Premiums....................................................... A-19
  Lapse and Reinstatement................................................. A-20
OTHER POLICY FEATURES..................................................... A-21
  Loan Provision.......................................................... A-21
  Surrender............................................................... A-22
  Partial Surrender....................................................... A-22
  Reduction in Face Amount................................................ A-22
  Investment Options...................................................... A-23
  Transfer Option......................................................... A-23
  Payment of Proceeds..................................................... A-23
  Exchange of Policy During First 24 Months............................... A-24
  Payment Options......................................................... A-24
  Additional Benefits by Rider............................................ A-25
  Policy Owner and Beneficiary............................................ A-25
THE VARIABLE ACCOUNT...................................................... A-26
  Investments of the Variable Account..................................... A-26
  Investment Management................................................... A-29
THE FIXED ACCOUNT......................................................... A-31
  General Description..................................................... A-31
  Values and Benefits..................................................... A-32
  Policy Transactions..................................................... A-32
NEVLICO'S DISTRIBUTION AND OTHER AGREEMENTS............................... A-32
LIMITS TO NEVLICO'S RIGHT TO CHALLENGE THE POLICY......................... A-33
  Notification of First Death............................................. A-33
  Misstatement of Age or Sex.............................................. A-33
  Suicide................................................................. A-34

TAX CONSIDERATIONS........................................................ A-34
  Policy Proceeds......................................................... A-34
  Charge for NEVLICO's Income Taxes....................................... A-37
MANAGEMENT................................................................ A-38
VOTING RIGHTS............................................................. A-38
RIGHTS RESERVED BY NEVLICO................................................ A-39
TOLL-FREE NUMBERS......................................................... A-39
REPORTS................................................................... A-40
ADVERTISING PRACTICES..................................................... A-40
LEGAL MATTERS............................................................. A-40
REGISTRATION STATEMENT.................................................... A-40
EXPERTS................................................................... A-40
APPENDIX A: ILLUSTRATIONS OF DEATH BENEFITS, CASH VALUES, NET CASH VALUES
 AND ACCUMULATED SCHEDULED PREMIUMS....................................... A-41
APPENDIX B: INVESTMENT EXPERIENCE INFORMATION............................. A-49
APPENDIX C: LONG TERM MARKET TRENDS....................................... A-64
APPENDIX D: USES OF SURVIVORSHIP LIFE INSURANCE........................... A-67
APPENDIX E: TAX INFORMATION............................................... A-68
APPENDIX F: ENHANCED DEATH BENEFIT LIMITATIONS............................ A-69
FINANCIAL STATEMENTS...................................................... A-70

                                   GLOSSARY

  ACCOUNT. A sub-account of the Variable Account or the Fixed Account.

  ACTUAL INVESTMENT RETURN. This term appears in the Policy only and is the same as net investment experience. (See "Net Investment Experience".)

  AGE. For purposes of this prospectus, the age of an insured refers to the insured's age at his or her nearest birthday.

  BENCHMARK PREMIUM. The Benchmark Premium is used to determine the amount of Deferred Sales Charge that may apply in the event of a surrender, partial surrender, lapse or face amount reduction. It is the level premium necessary to keep a level death benefit Policy, without riders, in-force until age 80 of the younger insured (or 20 years after issue, if later, but not later than the Maturity Date) based on certain assumptions. (See "Surrender Charge".)

  CASH VALUE. A Policy's cash value includes the amount of its cash value held in the Variable Account, the amount held in the Fixed Account and, if there is an outstanding policy loan, the amount of its cash value held in NEVLICO's general account as a result of the loan. (See "Cash Value".)

  COST OF INSURANCE CHARGE. This charge for providing insurance protection is deducted on the Policy Date and on the first day of each policy month. The cost of insurance for a policy month is equal to the amount at risk multiplied by the cost of insurance rate for that month. Cost of insurance rates vary monthly. (See "Monthly Deduction from Cash Value".)

  DEATH BENEFIT OPTION A. Death Benefit equals the greater of (i) the face amount of the Policy and (ii) a percentage, determined in accordance with federal income tax laws, of the Policy's cash value, multiplied by an enhancement factor. (See "Death Benefit".)

  DEATH BENEFIT OPTION B. Death Benefit equals the greater of (i) the face amount of the Policy plus the Policy's cash value and (ii) a percentage, determined in accordance with federal income tax laws, of the Policy's cash value, multiplied by an enhancement factor. (See "Death Benefit".)

  DEATH BENEFIT OPTION C. Death Benefit equals the greater of (i) the face amount of the Policy and (ii) a percentage, determined in accordance with federal income tax laws, of the Policy's cash value. (See "Death Benefit".)

  DEATH BENEFIT OPTION D. Death Benefit equals the greater of (i) the face amount of the Policy plus the Policy's cash value and (ii) a percentage, determined in accordance with federal income tax laws, of the Policy's cash value. (See "Death Benefit".)

  ELIGIBLE FUNDS. Each sub-account of the Variable Account invests in the shares of one of the Eligible Funds. The Eligible Funds are: the Back Bay Advisors Money Market Series, the Back Bay Advisors Bond Income Series, the Capital Growth Series, the Westpeak Stock Index Series, the Back Bay Advisors Managed Series, the Westpeak Value Growth Series, the Loomis Sayles Avanti Growth Series, and the Loomis Sayles Small Cap Series of the Zenith Fund; the Equity-Income Portfolio, Overseas Portfolio and the High Income Portfolio of the VIP Fund; and the Asset Manager Portfolio of VIP Fund II. (See "The Variable Account".)

  EXCESS POLICY LOAN. The situation when policy loans plus accrued interest exceed the Policy's cash value less the applicable Surrender Charge. (See "Loan Provision".)

  FIXED ACCOUNT. The Fixed Account is a part of NEVLICO's general account to which net premiums may be allocated and which provides guarantees of principal and interest. (See "The Fixed Account".)

  GUARANTEED DEATH BENEFIT 1 FUND. The Guaranteed Death Benefit 1 Fund is a measurement used to determine if the Minimum Guaranteed Death Benefit 1 is in effect. This Fund assumes the Guaranteed Death Benefit 1 Premium that appears in the Policy is paid on the first day of each Policy year. The Fund equals the value of those premiums accumulated at 4% per year. The Fund values shown in your Policy are for the end of each Policy year. (See "Minimum Guaranteed Death Benefit".)

  GUARANTEED DEATH BENEFIT 2 FUND. The Guaranteed Death Benefit 2 Fund is a measurement used to determine if the Minimum Guaranteed Death Benefit 2 is in effect. This Fund assumes the Guaranteed Death Benefit 2 Premium that appears in the Policy is paid on the first day of each Policy year. The Fund equals the value of those premiums accumulated at 4% per year. The Fund values shown in your Policy are for the end of each Policy year. (See "Minimum Guaranteed Death Benefit".)

  INVESTMENT START DATE. This is the latest of the date NEVLICO receives a premium payment for the Policy, the date each of the insureds has signed his/her Part II of the Policy application and the Policy Date and is the date when an amount is first provided for investment under the Policy. (See "Amount Provided for Investment under the Policy".)

  MATURITY DATE. The Policy anniversary on which the younger insured is (or would have been) age 100.

  MINIMUM PREMIUM. The Minimum Premium is that amount which, if timely paid (and if you have not made a partial surrender, loan or face amount reduction or reinstated the Policy), guarantees that the Policy will not lapse during the first three Policy years even if the Policy's net cash value is insufficient to pay the Monthly Deduction in any month. The three-year Minimum Premium is based on the Policy's face amount, the age, sex (unless unisex rates apply) and underwriting class of each of the insureds, the current level of Policy charges and any rider benefits selected. Certain Policy transactions will terminate this guarantee. (See "Premiums".)

  MINIMUM GUARANTEED DEATH BENEFIT 1. The Policy will not lapse, regardless of whether the net cash value is sufficient to pay a Monthly Deduction, if (at the time of the Monthly Deduction) premiums paid, accumulated at a 4% rate as if they were paid on the first day of each Policy year, less partial surrenders, accumulated at a 4% rate per year, is at least equal to the Guaranteed Death Benefit 1 Fund and there is no outstanding Policy loan. Generally, NEVLICO determines whether this benefit is in effect on the first day of each Policy month. Certain Policy transactions can terminate this guarantee. (See "Minimum Guaranteed Death Benefit".)

  MINIMUM GUARANTEED DEATH BENEFIT 2. The Policy will not lapse, regardless of whether the net cash value is sufficient to pay a Monthly Deduction, if (at the time of the Monthly Deduction prior to the later of: the date when the younger insured attains age 80, or would have attained age 80 if that person died before reaching age 80, and 20 years from the Policy Date, but no later than the Maturity Date of the Policy) premiums paid, accumulated at a 4% rate as if they were paid on the first day of each Policy year, less partial surrenders, accumulated at a 4% rate per year, is at least equal to the Guaranteed Death Benefit 2 Fund and there is no outstanding Policy loan. Generally, NEVLICO determines whether this benefit is in effect on the first day of each Policy month. Certain Policy transactions can terminate this guarantee. (See "Minimum Guaranteed Death Benefit".)

  MONTHLY DEDUCTION. The Monthly Deduction is the amount of charges deducted from the Policy's cash value each month and includes the monthly cost of insurance, the monthly cost of any benefits provided by riders, the monthly policy fee, the monthly administrative charge and the monthly minimum death benefit guarantee charge. (See "Monthly Deduction from Cash Value".)

  MORTALITY AND EXPENSE RISK CHARGE. This charge is made daily from the value of each sub-account's assets that come from the Policies. The charge is at an annual rate of .90% of the sub-accounts' assets. The mortality risk NEVLICO assumes is that insureds may live for shorter periods of time than estimated. The expense risk NEVLICO assumes is that the costs of issuing and administering Policies may be more than estimated. (See "Charges Against the Eligible Funds and the Sub-Accounts of the Variable Account".)

  NET CASH VALUE. The amount you may obtain upon surrender of the Policy and which is equal to the Policy's cash value reduced by any applicable Surrender Charge and by any outstanding policy loan and accrued interest. (See "Cash Value".)

  NET INVESTMENT EXPERIENCE. For any period, a sub-account's net investment experience equals the investment experience of the underlying Eligible Fund's shares for the same period, reduced by the amount of charges against the sub-account for that period. (See "Net Investment Experience".)

  PLANNED PREMIUM. The Planned Premium is the premium payment schedule you choose in an effort to meet your future goals under the Policy. The Planned Premium can be a fixed amount or can vary over time and is subject to certain limits under the Policy. Payments in addition to any Planned Premium are referred to in the Policy as unscheduled payments and can be paid at any time, subject to certain limits. (See "Premiums".)

  PREMIUMS. Premiums include all payments under the Policy, whether a Planned Premium or an unscheduled payment. (See "Premiums".)

  POLICY DATE. If you make a premium payment with the application, the Policy Date is generally the later of the date each of the insureds has signed his/her Part II of the application and receipt of the premium payment. If you choose to pay the initial premium upon delivery of the Policy, the Policy will be issued with a Policy Date which is generally five days after issue. (See "Amount Provided for Investment under the Policy".)

  YOU. When used in this prospectus, "you" refers to the Policy Owner.

                         INTRODUCTION TO THE POLICIES

  This prospectus describes Policies under which net premiums are allocated to the Variable Account. If the Fixed Account is available in your state, you may choose to allocate or transfer all or part of your funds to that account. NEVLICO provides guarantees of principal and interest with respect to the Fixed Account which is part of NEVLICO's general account. Amounts in the Fixed Account are backed by NEVLICO's general account, rather than the Variable Account. For a description of the Fixed Account, see "The Fixed Account" which appears later in this prospectus.

THE POLICIES

  The individual Flexible Premium Adjustable Variable Survivorship Life Insurance Policies offered by this prospectus are designed to provide lifetime insurance coverage for two insureds payable upon the death of the second to die. They are not offered primarily as an investment.

  The following is a brief listing of the basic features of the Policy. These and other features of the Policy are explained in detail throughout the prospectus. You should be sure to read the prospectus for more complete information.

  -- You may choose to make premium payments under the Policy based on a schedule you determine, subject to certain limits. NEVLICO can limit or prohibit unscheduled payments in certain situations, including cases where an insured is in a substandard risk class. (See "Premiums".)

  -- Net premiums are invested according to your instructions in the Fixed
     Account or, after an initial period in the Zenith Money Market Sub-Account, in one or more of the sub-accounts of the Variable Account corresponding to mutual fund portfolios. (See "Allocation of Net Premiums" and "Investment Options".)

  -- The mutual fund portfolios available to you under the Policy include several common stock funds, including a fund which invests primarily in foreign securities, two bond funds, two managed funds, and a money market fund. You may allocate your Policy's cash value to a maximum of nine accounts (including the Fixed Account) at any one time. (See "Investments of the Variable Account".)

  -- If the Fixed Account is available in your state, you may also allocate funds to that account. NEVLICO provides guarantees of Fixed Account principal and interest. SPECIAL LIMITS APPLY TO TRANSFERS OF CASH VALUE
                             -----------------------------------------------
     FROM THE FIXED ACCOUNT. NEVLICO also reserves the right to restrict
     -----------------------
     transfers of cash value and allocations of premiums into the Fixed Account. (See "The Fixed Account".)

  -- The cash value of the Policy will vary daily based on, among other things, the net investment experience of the sub-accounts to which amounts have been allocated and the amount of interest credited to any of the Policy's cash value in the Fixed Account. (See "Cash Value", "Charges and Expenses", "Premiums", "Loan Provision" and "Partial Surrender".)

  -- The portion of the cash value which you invest in the sub-accounts is not guaranteed. You bear the investment risk on this portion of the cash value. (See "Cash Value".)

  -- You may choose among four forms of death benefit options under the Policy.
     The two level options provide a death benefit equal to the Policy's face amount. The two variable options provide a death benefit equal to the face amount plus any cash value, which varies with the net investment experience of the sub-accounts to which amounts have been allocated and the rate of interest credited on any cash value in the Fixed Account. Under any of these options the death benefit could be increased to satisfy tax law requirements if the cash value reaches certain levels. One of the level and one of the variable options provide for an enhanced increase. (See "Death Benefit".)

  -- Regardless of investment experience, each form of death benefit is guaranteed never to be less than the Policy's face amount, as long as the total amount of premiums paid, with interest, less any partial surrenders, with interest, at least equals certain minimum amounts and there is no outstanding Policy loan. (See "Death Benefit" and "Minimum Guaranteed Death Benefit".)

  -- You may change your allocation of future net premiums at any time. (See
     "Allocation of Net Premiums" and "Investment Options".)

  -- After the "right to return the Policy" period, you may transfer portions of the Policy's cash value among the sub-accounts and, generally, to the Fixed Account up to four times per policy year without NEVLICO's consent. NEVLICO currently allows 12 transfers per policy year. Transfers and allocations involving the Fixed Account are subject to certain limits. (See "Transfer Option" and "The Fixed Account--Policy Transactions".)

  -- A loan privilege is available under the Policy. A partial surrender feature is also available. (See "Loan Provision" and "Partial Surrender".)

  -- Death benefits paid to the beneficiary under the Policy are not subject to Federal income tax. Under current law, NEVLICO believes it is reasonable to conclude that undistributed increases in cash value are not taxable to you. (See "Tax Considerations".)

  -- Loans, assignments and other pre-death distributions under the Policy may have tax consequences depending primarily on the amount which you have paid into the Policy but also on any "material change" in the terms or benefits of the Policy or any death benefit reduction. If premium payments, a death benefit reduction, or a material change in the terms or benefits of the Policy cause it to become a "modified endowment contract", then pre-death distributions (including loans) will be included in income on an income first basis, and a 10% penalty tax may be imposed on income distributed before the Policy Owner attains age 59 1/2. Tax considerations may therefore influence the amount and timing of premium payments and certain Policy transactions which you choose to make. (See "Tax Considerations".)

  -- If the Policy is not a modified endowment contract, NEVLICO believes that loans under the Policy will not be taxable to you as long as the Policy has not lapsed, been surrendered or terminated. With certain exceptions, other pre-death distributions under a Policy that is not a modified endowment contract are includible in income only to the extent they exceed the investment in the Policy. (See "Tax Considerations".)

  -- You have an opportunity during the "right to return the Policy" period to return the Policy for a refund. (See "Right to Return the Policy".)

  -- Within 24 months after a Policy's date of issue, you may exchange the Policy, without evidence of insurability, for a comparable fixed-benefit survivorship life insurance policy issued by The New England on the joint lives of the insureds. If you exercise this option, you will have to make up any investment loss. (See "Exchange of Policy During First 24 Months".)

  In many respects the Policies are similar to fixed-benefit survivorship universal life insurance. Like survivorship universal life insurance, the Policies provide for a death benefit upon the death of the second insured, flexible premiums, a cash value, and loan privileges.

  The Policies are different from fixed-benefit survivorship universal life insurance in that the death benefit may, and the cash value will, vary to reflect the investment experience of the selected sub-accounts of the Variable Account.

  The variable life insurance policies offered by NEVLICO are designed to provide insurance protection. Although the underlying mutual fund portfolios invest in securities similar to those in which mutual funds available directly to the public invest, in many ways the Policies differ from mutual fund investments. The main differences are:

  -- The Policy provides a death benefit based on NEVLICO's assumption of an actuarially calculated risk.

  -- If the net cash value is not sufficient to pay a Monthly Deduction the Policy may lapse with no value unless additional premiums are paid. If the Policy lapses when Policy loans are outstanding, adverse tax consequences may result.

  -- In addition to sales charges, insurance-related charges not associated with mutual fund investments are deducted from the premiums and values of the Policy. These charges include various insurance, risk, administrative and premium tax charges. (See "Charges and Expenses".)

  -- The Variable Account, not the Policy Owner, owns the mutual fund shares.

  -- Federal income tax liability on any earnings is deferred until you receive a distribution from the Policy. Transfers from one underlying fund portfolio to another are accomplished without tax liability under current law.

  -- Dividends and capital gains are automatically reinvested.

  For a discussion of some of the uses of the Policies, see "Appendix D: Uses of Survivorship Life Insurance".

AVAILABILITY OF THE POLICY

  Generally, a Policy may be issued on the lives of Insureds from the age of 20 to 85, and, if NEVLICO consents, to older or younger insureds. All persons must meet NEVLICO's underwriting and other criteria for issuance. The minimum face amount available is $100,000 unless NEVLICO consents to a lower amount. The Policies are not available to employee benefit plans qualified under
Section 401 of the Internal Revenue Code, except with NEVLICO's consent.

POLICY CHARGES

  PREMIUM-BASED CHARGES. NEVLICO deducts the following charges from premiums:

  -- A sales charge of 9%. NEVLICO currently intends to waive this charge on premiums paid after the first 15 policy years (17 policy years, for Policies issued in Pennsylvania);

  -- A state premium tax charge of 2.5%;

  -- A charge for federal taxes of 1%.

  SURRENDER CHARGE. The Surrender Charge includes:

  -- A deferred administrative charge. This charge applies to a lapse, surrender, reduction in face amount or partial surrender that reduces the face amount during Policy years one through fourteen. This charge is $4.00 per $1,000 of face amount for the first five Policy years, and then reduces monthly until it reaches $2.00 at the end of the tenth Policy year and 0 at the end of the 14th Policy year. The charge may be less if the average of the issue ages is greater than 60.

  -- A deferred sales charge. This charge applies to a lapse, surrender, reduction in face amount or partial surrender that reduces the face amount during Policy years one through fourteen. The maximum Deferred Sales Charge is imposed for Policies which cover insureds whose average issue age is 60 or less at issue, if you lapse or surrender the Policy, or reduce its face amount, in Policy years three through five. The maximum Deferred Sales Charge in those years equals 41% of one Benchmark Premium plus 41% of a second Benchmark Premium and 8% of a third Benchmark Premium. In no event will the Deferred Sales Charge be more than $30 per $1,000 of face amount. After the fifth Policy year, the maximum Deferred Sales Charge declines on a monthly basis until it reaches 0% in the last month of the fourteenth Policy year. If you lapse or surrender the Policy, reduce its face amount, or make a partial surrender that reduces the face amount in the first two Policy years, the maximum Deferred Sales Charge will be 21% of one Benchmark Premium.

  The Surrender Charge is deducted from the Policy's available cash value, regardless of whether that cash value is derived from premiums or investment experience.

  MONTHLY DEDUCTION FROM CASH VALUE. NEVLICO deducts certain charges from the cash value:

  -- Monthly charge for the cost of insurance and for any benefits provided by rider;

  -- Monthly administrative charge, currently equal to $0.12 per $1,000 of face amount for the first Policy year and $0.06 per $1,000 thereafter (guaranteed not to exceed $0.16 per $1,000 of face amount in the first Policy year and $0.10 per $1,000 thereafter);

  -- Monthly minimum death benefit guarantee charge of $0.01 per $1,000 of face amount;

  -- Monthly policy fee, currently equal to $5.00 per month (guaranteed not to exceed $7.50 per month).

  CHARGES DEDUCTED FROM THE VARIABLE ACCOUNT AND THE ELIGIBLE FUNDS. The following charges are deducted from the Variable Account and Eligible Fund assets:

  -- Daily charge against the sub-account assets for NEVLICO's mortality and expense risk, equal to an annual rate of .90%;

  -- Daily charges against the Eligible Fund portfolios for investment advisory services and fund operating expenses.

  See "Charges and Expenses".

HOW THE POLICY WORKS

Premium Payments
 . Flexible
 . Planned premium options
  -Minimum premium (in first three Policy years)
  -Guaranteed Death Benefit 2 Premium (to age 80)
  -Guaranteed Death Benefit 1 Premium (to age 100)

Charges from Premium Payments
 . Sales Load: 9.00%. NEVLICO intends to waive after 15 policy yrs. (17 policy years in PA)
 . State Premium Tax Charge: 2.5%
 . Charge for Federal Taxes: 1%

Loans
 . After the free look period, you may borrow a portion of your cash value
 . Loan interest charge is 5.5%. Loaned funds are transferred out of the Eligible Funds into the General Account where they are credited with not less than 4.0% interest

Retirement Benefits
 . Fixed settlement options are available for policy proceeds

Cash Values
 . Net premium payments invested in your choice of Eligible Fund investments (after an initial period in the Zenith Money Market Sub-Account) or the Fixed Account
 . The cash value reflects investment experience, interest, premium payments, policy charges and any distributions from the Policy
 . The cash value invested in mutual funds is not guaranteed
 . Any earnings are accumulated free of any current income taxes
 . You may change the allocation of future net premiums at any time. You may currently transfer funds among investment options (and to the Fixed Account) up to 12 times per policy year after the free look period.
  Transfers from the Fixed account are limited as to timing, frequency and amount
 . Your cash value may be allocated among a maximum of nine accounts at any one time

Death Benefit
 . Paid upon the 2nd death
 . Level or Variable Death Benefit Options
 . Guaranteed not to be less than initial face amount if Death
  Benefit Guarantee is in effect
 . Income tax free to named beneficiary

Daily Deductions from Assets
 . Mortality and expense risk charges of .90% on an annualized basis are deducted from the cash value daily
 . Investment advisory fees and other expenses are deducted from the Eligible Fund values daily

Beginning of Month Charges
 . The cost of insurance protection (reflecting any substandard risk rating) is deducted from the cash value each month
 . Any Rider Charges
 . Policy Fee: $5.00 (not to exceed $7.50) per month
 . Minimum Death Benefit Guarantee Charge: $.01 per $1000 face amount monthly
 . Administrative Charge: $.12 (guaranteed not to exceed $.16) per
  $1000 face amount monthly (first year) and $.06 (guaranteed not to exceed $.10) per $1000 face amount monthly (after first year)

Surrender Charges
 . Consist of Deferred Sales Charge and Deferred Administrative
  Charge (see page A-16)

Living Benefits
 . If policyholder has elected and qualified for benefits for disability of covered insured who becomes totally disabled, company will provide specified premium amounts or waive monthly charges, depending on the option selected, during the period of disability up to certain limits.
 . Policy may be surrendered at any time for its cash surrender value
 . Deferred income taxes, including taxes on amounts borrowed, become payable upon surrender
 . Grace period for lapsing with no value is 62 days from the first date in which Monthly Deduction was not paid due to insufficient cash value
 . Subject to NEVLICO's rules, a lapsed Policy may be reinstated within seven years of date of lapse if it has not been surrendered

RECEIPT OF COMMUNICATIONS AND PAYMENTS AT NEVLICO'S ADMINISTRATIVE OFFICE

  NEVLICO will treat your request for a Policy transaction, or your submission of a payment, as received at the Administrative Office if it is received there before the close of regular trading on the New York Stock Exchange on that day. If it is received after that time, or if the New York Stock Exchange is not open that day, then it will be treated as received on the next day when the New York Stock Exchange is open.

NEVLICO AND THE NEW ENGLAND

  NEVLICO was organized as a stock life insurance company in Delaware in 1980 and is licensed to sell life insurance in all states, the District of Columbia and Puerto Rico. NEVLICO's Home Office is in Wilmington, Delaware and its Administrative Office is at 501 Boylston Street, Boston, Massachusetts 02116. NEVLICO's mailing address is: P.O. Box 9116, Boston, Massachusetts 02117.

  NEVLICO is a wholly-owned subsidiary of The New England, which was organized in Massachusetts in 1835. The New England is the oldest chartered mutual life insurance company in the United States. On December 31, 1994, The New England had over $15 billion of assets and over $69 billion of life insurance in force. As of December 31, 1994, The New England and its affiliates had over $65 billion in assets under management.

  As of December 31, 1994, the value of The New England's investment in NEVLICO was $96.7 million. It is expected that The New England may from time to time contribute additional amounts to NEVLICO; however, The New England is under no obligation to do so, and its assets do not support the benefits under the Policies. NEVLICO may reinsure a portion of a Policy's death benefit with The New England.

  The following chart illustrates the relationship of NEVLICO, the Fixed Account, the Variable Account and the Eligible Funds.

--------------------------------------------------------------------------------
                                    NEVLICO
--------------------------------------------------------------------------------
(Insurance company subsidiary of The New England)

Charges are deducted.

Net premiums and net unscheduled payments are allocated to the Policy Owner's choice of sub-accounts in the Variable Account or to the Fixed Account.

Premiums and Unscheduled Payments
Fixed Account

-------------------------------------------------------------------------------------------------
                                        VARIABLE ACCOUNT
-------------------------------------------------------------------------------------------------
Zenith   Zenith  Zenith  Zenith  Zenith  Zenith  Zenith  Zenith  Equity-  Over-   High    Asset
Capital  Bond    Money   Man-    Stock   Value   Avanti  Small   Income   seas    Income  Man-
Growth   Income  Market  aged    Index   Growth  Growth  Cap     Sub-     Sub-    Sub-    ager
Sub-     Sub-    Sub-    Sub-    Sub-    Sub-    Sub-    Sub-    Account  Account Account Sub-
Account  Account Account Account Account Account Account Account                          Account
-------------------------------------------------------------------------------------------------

Sub-accounts by shares of the Eligible Funds.

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       VIP
                                                                                                                       FUND
                            NEW ENGLAND ZENITH FUND                                           VIP FUND                  II
-------------------------------------------------------------------------------------------------------------------------------
Capital   Back Bay   Back Bay   Back Bay   Westpeak   Westpeak   Loomis   Loomis   Equity     Overseas    High        Asset
Growth    Advisors   Advisors   Advisors   Stock      Value      Sayles   Sayles   Income     Portfolio   Income      Manager
Series    Bond       Money      Managed    Index      Growth     Avanti   Small    Portfolio              Portfolio   Portfolio
          Income     Market     Series     Series     Series     Growth   Cap
          Series     Series                                      Series   Series
-------------------------------------------------------------------------------------------------------------------------------

                          POLICY VALUES AND BENEFITS

DEATH BENEFIT

  DEATH BENEFIT OPTIONS. When you apply for a Policy, you may choose among four death benefit options. The death benefit is payable to the beneficiary upon the death of the second insured to die.

  The Option A (Enhanced with Face Amount) death benefit provides a death benefit equal to the face amount of the Policy. The Option A death benefit is fixed, subject to increases required by the Internal Revenue Code on an enhanced basis, as described below.

  The Option B (Enhanced with Face Amount Plus Cash Value) death benefit provides a death benefit equal to the face amount of the Policy plus the amount, if any, of the Policy's cash value. The Option B death benefit is also subject to increases required by the Internal Revenue Code on an enhanced basis, as described below. In general, the Option B death benefit does not significantly exceed the Option D death benefit.

  The Option C (Face Amount) death benefit provides a death benefit equal to the face amount of the Policy. The Option C death benefit, like the Option A death benefit, is fixed, subject to increases required by the Internal Revenue Code. In the case of the Option C death benefit, these increases are not enhanced.

  The Option D (Face Amount Plus Cash Value) death benefit provides a death benefit equal to the face amount of the Policy plus the amount, if any, of the Policy's cash value. The Option D death benefit is also subject to increases required by the Internal Revenue Code but, unlike the Option B death benefit, these increases are not enhanced.

  In order to meet the Internal Revenue Code's definition of life insurance, the Policies provide that the death benefit will not be less than a percentage of the Policy's cash value as set forth in Table I below. This means that, if the cash value grows to certain levels, the death benefit will be increased to satisfy the tax law requirements. At that point, any payment you make into the Policy will increase the death benefit by more than it increases the cash value. (See "Premiums".)

                                    TABLE I

     AGE OF YOUNGER                         AGE OF YOUNGER
   INSURED AT START OF    PERCENTAGE OF   INSURED AT START OF   PERCENTAGE OF
     THE POLICY YEAR       CASH VALUE       THE POLICY YEAR      CASH VALUE
   -------------------    -------------   -------------------   -------------
      20 through 40            250                61                 128
           41                  243                62                 126
           42                  236                63                 124
           43                  229                64                 122
           44                  222                65                 120
           45                  215                66                 119
           46                  209                67                 118
           47                  203                68                 117
           48                  197                69                 116
           49                  191                70                 115
           50                  185                71                 113
           51                  178                72                 111
           52                  171                73                 109
           53                  164                74                 107
           54                  157           75 through 90           105
           55                  150                91                 104
           56                  146                92                 103
           57                  142                93                 102
           58                  138           94 through 99           101
           59                  134                100                100
           60                  130

  In the case of Option A or Option B, the death benefit will be a maximum of
1.45 times the amount required to satisfy tax law requirements, until age 91 of the younger insured, resulting in a higher death benefit than required by law. After age 91 of the younger insured, the maximum enhancement factor of
1.45 is reduced by .05 each year for nine years, at which time the factor is
1.00. The enhanced death benefit is subject to certain limits that depend in part on the tabular cash value, set forth in Appendix F, but will never be less than the amount required to satisfy tax law requirements. Tabular cash value is a hypothetical value that uses the Guaranteed Death Benefit 1 Premium (as shown in the Policy), maximum guaranteed charges and a 4% interest rate. See Appendix F.

MINIMUM GUARANTEED DEATH BENEFIT

  The Policy provides two Minimum Guaranteed Death Benefits. If either Minimum Guaranteed Death Benefit is in effect, as determined on the first day of each Policy month, the Policy will not lapse even if the net cash value is insufficient to cover the Monthly Deduction due for that month. If the death of the second insured occurs while either Minimum Guaranteed Death Benefit is in effect, the death benefit will be adjusted as described below before the proceeds are paid. The minimum premiums necessary to maintain either Minimum Guaranteed Death Benefit in effect under your Policy are shown in your Policy and also appear in your personalized illustration. See Appendix A.

  MINIMUM GUARANTEED DEATH BENEFIT 1. NEVLICO will determine if Minimum Guaranteed Death Benefit 1 is in effect on the first day of each Policy month the Policy is in force, until the Maturity Date. This Benefit is in effect at the end of a Policy year if (1) the total of all premiums paid under the Policy for each completed Policy year, accumulated at a 4% rate as if they were paid on the first day of each Policy year, less any partial surrender under the Policy in each completed Policy year, accumulated at a 4% rate from the date of surrender, is at least equal to (2) the Guaranteed Death Benefit 1 Fund, and there is no outstanding Policy loan. For these purposes, premiums paid within 20 days prior to a Policy anniversary are treated as if paid in the next Policy year.

  During a Policy year, the amount of premiums paid in (1) above will include premiums paid less partial surrenders in the current Policy year, and the amount in (2) above will be calculated as the Minimum Guaranteed Death Benefit 1 Fund amount shown in your Policy for the prior Policy year end plus 1/12 of the Guaranteed Death Benefit 1 Premium for each Policy month of the current Policy year up to and including the current Policy month.

  The Guaranteed Death Benefit 1 Fund assumes that the Guaranteed Death Benefit 1 Premium, that appears in your Policy, is paid on the first day of each Policy year and accumulates at a 4% rate per year.

  If the Guaranteed Minimum Death Benefit 1 is lost due to insufficient premium payments, it is unlikely because of Federal tax law limitations that you will be permitted to pay sufficient premiums in future years to regain the guarantee. Federal tax law limitations also may prevent the payment of sufficient premiums to maintain the Minimum Guaranteed Death Benefit 1 following: certain reductions in face amount, including certain partial surrenders that reduce the face amount, reduction or deletion of a rider benefit, or improvement in your Policy's rating classification (see "Reduction in Face Amount").

  MINIMUM GUARANTEED DEATH BENEFIT 2. NEVLICO will determine if Minimum Guaranteed Death Benefit 2 is in effect on the first day of each Policy month the Policy is in force, until the later of: the date the younger insured attains age 80 (or would have attained age 80, if that person died before reaching age 80), or 20 years from the Policy Date, but no later than the Maturity Date of the Policy. This Benefit is in effect at the end of a Policy year if (1) the total of all premiums paid under the Policy each completed Policy year, accumulated at a 4% rate as if they were paid on the first day of each Policy year, less any partial surrender under the Policy in each completed Policy year, accumulated at a 4% rate from the date of surrender, is at least equal to (2) the Guaranteed Death Benefit 2 Fund, and there is no outstanding Policy loan. For these purposes, premiums paid within 20 days prior to a Policy anniversary are treated as if paid in the next Policy year.

  During a Policy year, the amount of premiums paid in (1) above will include premiums paid less partial surrenders in the current Policy year, and the amount in (2) above will be calculated as the Minimum Guaranteed Death Benefit 2 Fund amount shown in your Policy for the prior Policy year end plus 1/12 of the Guaranteed Death Benefit 2 Premium for each Policy month of the current Policy year up to and including the current Policy month.

  The Guaranteed Death Benefit 2 Fund assumes that the Guaranteed Death Benefit 2 Premium, that appears in your Policy, is paid on the first day of each Policy year and accumulates at a 4% rate per year.

  If the Guaranteed Minimum Death Benefit 2 is lost due to insufficient premium payments, it may be possible to regain the guarantee in future years. Federal tax law limitations may prevent the payment of sufficient premiums to maintain the Minimum

Guaranteed Death Benefit 2 following: certain reductions in face amount, including certain partial surrenders that reduce the face amount, reduction or deletion of a rider benefit, or improvement in your Policy's rating classification (see "Reduction in Face Amount").

ADJUSTMENTS TO THE DEATH PROCEEDS PAYABLE

  The death proceeds actually paid to the beneficiary are equal to the death benefit in effect on the date of the second insured's death reduced by any outstanding loan and accrued loan interest as of that date and by the portion of any unpaid Monthly Deduction for the period prior to that date. The death proceeds will be increased by any rider benefits payable and by any portion of a Monthly Deduction made for a period beyond the date of the second insured's death.

  The death proceeds may also be adjusted if either insured's age or sex was misstated in the application, if death results from either insured's suicide within two years (or less if provided by state law) from the Policy's date of issue, or if limits on the death benefit are imposed by rider. (See "Limits to NEVLICO's Right to Challenge the Policy".)

CHANGE IN DEATH BENEFIT OPTION

  At any time after the first Policy year, before or after the death of the first insured, you may change your death benefit option by sending your written request for change to NEVLICO's Administrative Office. The request will be effective on the first day of the Policy month on or after it is received. A change in death benefit option may result in tax consequences to you. (See "Tax Considerations".)

  If you change from Option A or C (face amount options) to Option B or D (face amount plus cash value options), the Policy's face amount will be reduced by the amount necessary for the death benefit to be the same immediately before and after the change. A face amount reduction below $100,000 is permitted only with NEVLICO's consent. Any rider benefits under the Policy may also have to be decreased. In some circumstances a partial surrender of cash value may be necessary in order to comply with Federal tax law limits on the amount of premiums that can be paid into the Policy. No Surrender Charge will be assessed in that situation.

  If you change from Option B or D (face amount plus cash value options) to Option A or C (face amount options), the Policy's face amount may be increased, if necessary, for the death benefit to be the same immediately before and after the change.

  If you change from Option A or B (enhanced) to Option C or D, the Policy's death benefit amount in most cases will be reduced, if the Internal Revenue Code increases are in effect, or will remain the same, if they are not in effect.

  Changes from Option C or D to Option A or B (enhanced) are subject to underwriting approval, and both insureds must be living if the amount at risk under the Policy would increase as a result of the change.

CASH VALUE

  Your Policy's cash value includes its cash value in the Variable Account, in the Fixed Account and, if you have an outstanding policy loan, in NEVLICO's general account as a result of the loan. The cash value reflects premium payments, the net investment experience of the Policy's sub-accounts, interest credited on its cash value in the Fixed Account and on amounts held in the general account as a result of a loan, the death benefit option chosen, amounts deducted for Policy charges (including Monthly Deductions, any Surrender Charge that applies if you reduce the Policy's face amount or make a partial surrender and any due and unpaid interest on Policy loans), amounts surrendered and transfers among the Policy's sub-accounts and the Fixed Account.

  Your Policy's net cash value is the amount you will receive if you surrender the Policy. The net cash value is the cash value reduced by any outstanding policy loan (and accrued interest) and by any applicable Surrender Charge. (See "Loan Provision", "Surrender Charge" and "Monthly Deduction from Cash Value".)

  The Policy's cash value in the Variable Account may increase or decrease daily depending on the net investment experience of the Policy's sub-accounts. Unfavorable investment experience can reduce the net cash value to zero. Because there is no guaranteed minimum cash value in the Variable Account, you bear the entire investment risk with respect to the cash value. The premium payment schedule you choose will also affect the Policy's net cash value.

NET INVESTMENT EXPERIENCE

  The net investment experience of the Policy's sub-accounts will affect the Policy's cash value and, in some circumstances, the death benefit. The net investment experience of the sub-accounts is determined as of the close of regular trading on the New York Stock Exchange on each day when the Exchange is open for trading.

  A sub-account's net investment experience for any period reflects the investment experience of the underlying Eligible Fund shares for the same period, reduced by the charges against the sub-account for that period. (Currently the sub-accounts are charged only for NEVLICO's mortality and expense risk, but in the future NEVLICO may impose a charge against the sub-accounts for taxes if appropriate. See "Charges Against the Eligible Funds and the Sub-Accounts of the Variable Account" and "Charge for NEVLICO's Income Taxes".)

  The investment experience of the Eligible Fund shares for any period is the increase or decrease in their net asset value for the period, increased by the amount of any dividends or capital gains distributions on the shares during the period. Dividends and capital gains distributions on Eligible Fund shares are reinvested in additional shares of the Eligible Fund and affect subsequent investment experience.

  A sub-account's net investment experience is referred to in the Policy as "Actual Investment Return".

ALLOCATION OF NET PREMIUMS

  As of the "investment start date", the net premium to be allocated to any of the variable sub-accounts is allocated to the Zenith Money Market Sub-Account until the later of 45 days after the date Part I of the application is signed or 10 days after NEVLICO mails the Notice of Withdrawal Right. (See "Right to Return the Policy". For the definition of the "investment start date", see "Amount Provided for Investment under the Policy".) Thereafter, the cash value (which will reflect at least one Monthly Deduction) is allocated to the sub-accounts according to your instructions. (See "Investment Options".) Therefore, your selection of sub-accounts does not take effect until after the initial period described above, when the cash value is allocated to the Zenith Money Market Sub-Account. Amounts to be allocated to the Fixed Account are so allocated as of the investment start date and are not invested in the Money Market Sub-Account. Allocations can be made to a maximum of nine accounts (including the Fixed Account) at any time.

AMOUNT PROVIDED FOR INVESTMENT UNDER THE POLICY

  An amount is first provided for investment under the Policy as of the investment start date. That is the latest of: the date when NEVLICO first receives a premium payment for the Policy, the date each of the insureds has signed his/her Part II of the Policy application and the Policy Date. (For this purpose, receipt of the premium payment means receipt by a NEVLICO agent or, if a broker-dealer other than New England Securities is involved, by a NEVLICO agency.)

  If you make a premium payment with the application, the Policy Date is generally the later of the date each of the insureds has signed his/her Part II of the application and receipt of the premium payment. In this case the Policy Date and investment start date are the same. (Under NEVLICO's administrative rules, a Policy which would be dated the 28th day or later in a month will receive a Policy Date of the 28th.) The amount of premium paid with the application must be at least 10% of the annual Planned Premium for the Policy. Only one premium payment may be made before the Policy is issued.

  If you make a premium payment with the application, the insureds will be covered under a temporary insurance agreement for a limited period that is described in the temporary insurance agreement form. Generally, coverage under the temporary insurance agreement begins on the later of the date when NEVLICO receives the premium for the Policy and the date when each of the insureds has signed his/her Part II of the application. The maximum amount of coverage provided is the lesser of the amount of insurance applied for and $500,000 when both insureds are standard risks ($250,000 for when at least one insured is not a standard risk and $50,000 when both persons are determined to be uninsurable). There may be variations to these provisions required by state law.

  If a Policy is issued, Monthly Deductions, including cost of insurance charges, begin as of the Policy Date, even if the Policy's issuance was delayed due to underwriting requirements; and will be in amounts based on the face amount of the Policy issued, even if the temporary insurance coverage received during the underwriting period was for a lesser amount. If NEVLICO declines an application, it will refund the premium payment made plus interest at the rate currently in use by NEVLICO.

  If you choose to pay the initial premium upon delivery of the Policy, the Policy will have a Policy Date which is generally five days after issue. The investment start date will be the later of the Policy Date and the date the premium is received. Monthly Deductions will begin on the Policy Date. Interest at a 4% net rate will be credited to the Policy for the period, if any, between the Policy Date and the investment start date. Insurance coverage under the Policy will begin upon receipt of the portion of the Minimum Premium due for the first quarter (or, with NEVLICO's consent, upon receipt of the number of monthly payments due under The New England's Master Service Account arrangement. This arrangement is not available under the Policies as of the date of this prospectus, but NEVLICO plans to make it available in the future).

  Under limited circumstances, NEVLICO may backdate a Policy, upon request, by assigning a Policy Date earlier than the date the application is signed. Backdating may be desirable, for example, so that you can purchase a particular Policy face amount for lower cost of insurance rates, based on a younger insurance age. Backdating in some cases may result in a Policy with a higher Surrender Charge if the backdating results in the Surrender Charge being based on a lower age bracket. (See "Surrender Charge".) For a backdated Policy, you must also pay the minimum premium payable for the period between the Policy Date and the investment start date. As of the investment start date, NEVLICO will allocate to the Policy those net premiums, adjusted for monthly Policy charges and interest at a 4% net rate, for the period between the Policy Date and the investment start date.

  The amount provided for investment in the Policy is adjusted as of each day the New York Stock Exchange is open to reflect the net investment experience of the sub-accounts for that day.

RIGHT TO RETURN THE POLICY

  You may cancel the Policy within 45 days after the date Part 1 of the application is signed, within 10 days (or more where required by applicable state insurance law) after you receive the Policy or within 10 days after NEVLICO mails the Notice of Withdrawal Right, whichever is latest. The Policy may be returned to NEVLICO or its agent. Insurance coverage ends as soon as the Policy is returned (as determined by its postmark, if the Policy is mailed). If you choose to cancel the Policy, NEVLICO will refund any premium paid (or any other amount that is required by state insurance law and permitted by the Securities and Exchange Commission) with interest at the rate currently in use by NEVLICO.

                             CHARGES AND EXPENSES

DEDUCTIONS FROM PREMIUMS

  SALES CHARGE. NEVLICO deducts 9% from each premium (whether a Planned Premium or an unscheduled payment) as a sales charge. NEVLICO currently intends to waive this charge on premiums after the 15th policy year (after the 17th policy year, for Policies issued in Pennsylvania); however, NEVLICO retains the right not to waive the charge, or to reimpose it once it has been waived.

  During the first 14 policy years, if you surrender or lapse the Policy, make a partial surrender or reduce the face amount, a Deferred Sales Charge also applies. (For joint insureds whose average issue age was 60 to 70 at issue of the Policy, the period when the Deferred Sales Charge applies is 9 years, for insureds whose average issue age was 70 to 80, 6 years, and above 80, 5 years. See "Surrender Charge" below.)

  The sales charges under a Policy in a given Policy year are not necessarily related to NEVLICO's actual sales expenses for that year. NEVLICO expects that total revenues from the sales charges will fall short of its total distribution expenses, and the excess will be recovered from NEVLICO's surplus and other revenues, including any profit realized from the minimum death benefit guarantee charge or mortality and expense risk charge.

  Sales charges for Policies sold in certain group or sponsored arrangements may be reduced. NEVLICO may reduce or eliminate the sales charge, when you purchase a Policy, on cash value transferred in the first year, from life insurance policies issued by The New England that meet certain premium, cash value and/or face amount minimums, as currently published by NEVLICO. NEVLICO's normal issuance criteria, including reinsurance and other limitations, would also apply in these situations. NEVLICO may, however, waive underwriting requirements in these situations. NEVLICO may also reduce the Surrender Charge on such policies. Your NEVLICO agent can advise you regarding the availability of this feature.

  STATE PREMIUM TAX CHARGE. NEVLICO deducts 2.5% from each premium to cover state premium taxes and administrative expenses. These taxes vary from state to state and the 2.5% charge reflects an average. Administrative expenses covered by this charge include those related to premium tax and certain other state filings. This charge is not intended to produce a profit.

  The stated premium tax rates in the jurisdictions where NEVLICO transacts business range from .75% to 4.00%. However, because of the effect of retaliatory tax law provisions, the actual premium tax rates imposed on NEVLICO range from slightly less than 2.00% to 4.00%.

  FEDERAL PREMIUM TAX CHARGE. NEVLICO deducts 1% from each premium to recover a portion of that part of NEVLICO's federal income tax liability that is determined solely by the amount of life insurance premiums it receives. NEVLICO believes that this charge is reasonable in relation to its increased tax burden.

  EXAMPLE: The following chart shows the net amount that would be allocated to the Variable Account, assuming a premium payment of $2,000.

             NET
   PREMIUM PREMIUM
   ------- -------
   $2,000  $2,000
             -250  (12.5% X 2,000 = total sales and premium tax charge)
           ------
           $1,750
           ======

  NEVLICO may waive the 9% sales charge on premiums paid after the 15th Policy year (after the 17th Policy year for Policies issued in Pennsylvania). In that case, the net premium in this example would be $2,000 -70 (3.5% X 2,000), or $1,930.

SURRENDER CHARGE

  If, during the first 14 policy years, a Policy is totally surrendered or lapses, the face amount is reduced, or a partial surrender reduces the face amount, a Surrender Charge will be deducted from the cash value. (For joint insureds whose average issue age is 60 1/2 to 70 at issue of the Policy, the Surrender Charge period is 9 years, for insureds whose average issue ages are 70 1/2 to 80, 6 years, and above 80, 5 years.) The Surrender Charge includes a Deferred Sales Charge and a Deferred Administrative Charge. The maximum Surrender Charge is set forth in your Policy.

  Any Surrender Charge deducted upon lapse is credited back to the Policy's cash value upon reinstatement. The Surrender Charge on the date of reinstatement will be the same as it was on the date of lapse. For purposes of determining the Surrender Charge on any date after reinstatement, the period the Policy was lapsed will not count.

  DEFERRED SALES CHARGE. The Deferred Sales Charge is based on a percentage of the Benchmark Premium. The Policy's Benchmark Premium is used to determine the amount of the Deferred Sales Charge and equals the level annual premium necessary to keep a level death benefit Policy, without riders, in-force until age 80 of the younger insured (or 20 years after issue, if later, but not later than the Maturity Date) assuming charges are imposed at the guaranteed levels and a 4% rate of interest.

  For Policies which cover insureds whose average issue age is 60 or less at issue, the maximum Deferred Sales Charge is paid if you lapse or surrender the Policy, or reduce its face amount, in Policy years three through five. The Deferred Sales Charge in these years equals 41% of actual premiums paid up to one Benchmark Premium, plus 41% of additional premiums paid up to a second Benchmark Premium, plus 8% of additional premiums paid up to a third Benchmark Premium. In no event will the Deferred Sales Charge exceed $30 per $1,000 of face amount. After the fifth Policy year, the maximum Deferred Sales Charge declines on a monthly basis until it reaches 0% in the last month of the fourteenth Policy year.

  The Deferred Sales Charge during either of the first two Policy years for insureds whose average issue age is 70 or less is equal to 21% of the premiums paid in the first Policy year. If you paid more than the Benchmark Premium in the first Policy year the Deferred Sales Charge in the first two Policy years is 21% of the Benchmark Premium. As described above, after the second Policy year, the maximum Deferred Sales Charge increases substantially.

  The table below shows the maximum Deferred Sales Charge that applies to Policies covering insureds whose average issue age is 60 or less at issue, and assumes that one Benchmark Premium per year is paid under the Policy. The table shows the charge, expressed as a percentage of the Benchmark Premiums paid to date, if the lapse, surrender or face reduction occurs at the end of each of the Policy years shown. During Policy years 6 through 14, the maximum Deferred Sales Charge declines on a monthly basis.

                                                THE MAXIMUM DEFERRED SALES
                                                  CHARGE IS THE FOLLOWING
                                                PERCENTAGE OF ONE BENCHMARK
                         FOR POLICIES WHICH ARE  PREMIUM PER YEAR TO DATE
                          SURRENDERED, LAPSED     OF SURRENDER, LAPSE OR
                           OR REDUCED DURING       FACE AMOUNT REDUCTION
                         ---------------------- ---------------------------
   Entire policy year               3                     30.00%
                                    4                     22.50%
                                    5                     18.00%
   Last Month of Policy
    years                           6                     13.33%
                                    7                     10.00%
                                    8                      7.50%
                                    9                      5.56%
                                   10                      4.00%
                                   11                      2.73%
                                   12                      1.67%
                                   13                       .77%
                                   14                      0.00%

  For insureds whose average issue age is above 60 at issue, the Deferred Sales Charge percentages are less than or equal to those described above, with the maximum charge occurring in Policy year 3, for insureds with an average issue age up through 70, and in Policy year 1, for insureds with an average issue age above 70.

  In the case of a reduction in face amount or partial surrender that reduces the face amount, any Deferred Sales Charge that applies is deducted from the Policy's cash value in an amount proportional to the amount of the Policy's face amount surrendered. (See "Partial Surrender".) The charge is deducted from the Policy's cash value in the sub-accounts and the Fixed Account in proportion to the amount of the Policy's cash value in each. In no event will the Deferred Sales Charge exceed limits established by the Investment Company Act of 1940 and regulations thereunder.

  DEFERRED ADMINISTRATIVE CHARGE. The Table below shows the Deferred Administrative Charge deducted if you totally or partially surrender, lapse or reduce the face amount of the Policy.

                               FOR POLICIES WHICH ARE
                                SURRENDERED, LAPSED   DEFERRED ADMINISTRATIVE
                               OR REDUCED DURING THE   CHARGE PER $1,000 OF
                                 POLICY YEAR SHOWN          FACE AMOUNT
                               ---------------------- -----------------------
   Entire Policy year                     1                    $4.00
                                          2                     4.00
                                          3                     4.00
   Last Month of Policy year*             4                     4.00
                                          5                     4.00
                                          6                     3.60
                                          7                     3.20
                                          8                     2.80
                                          9                     2.40
                                         10                     2.00
                                         11                     1.50
                                         12                     1.00
                                         13                     0.50
                                         14                     0.00

----------
* The charge declines monthly after the end of the fifth Policy year.

  The applicable Deferred Administrative Charge will be deducted from the Policy's available cash value, regardless of whether that cash value is derived from premiums or investment experience.

  For insureds whose average issue age is above 60 at issue, the Deferred Administrative Charge is less than or equal to that in the table above.

MONTHLY DEDUCTION FROM CASH VALUE

  On the first day of each Policy month, starting with the Policy Date, NEVLICO deducts the "Monthly Deduction" from your cash value. If either Minimum Guaranteed Death Benefit is in effect, or if the Policy is protected against lapse by payment of the Minimum Premium during the first three Policy years, the Monthly Deduction is made, whether or not premiums are paid, until the cash value equals zero. Otherwise, the Monthly Deduction is made, whether or not premiums are paid, as long as the net cash value is sufficient to cover the entire Monthly Deduction. If the net cash value is insufficient to cover the entire Monthly Deduction and no Minimum Guaranteed Death Benefit or Minimum Premium guarantee is in effect, the Policy will be in default and may lapse. (See "Lapse and Reinstatement".) The Monthly Deduction reduces the cash value in each sub-account of the Variable Account and in the Fixed Account in proportion to the cash value in each.

  The Monthly Deduction includes the following charges:

  POLICY FEE. The policy fee is currently equal to $5.00 per month (guaranteed not to exceed $7.50 per month).

  ADMINISTRATIVE CHARGE. The Administrative Charge is currently equal to $0.12 per $1,000 of Policy face amount in the first Policy year and $0.06 per $1,000 of Policy face amount thereafter (guaranteed not to exceed $0.16 per $1,000 of face amount in the first Policy year and $0.10 per $1,000 of Policy face amount thereafter).

  The Policy Fee, the Administrative Charge and the Deferred Administrative Charge together cover the cost of administering the Policies (such as the cost of processing Policy transactions, issuing Policy Owner statements and reports, and record keeping), as well as legal, actuarial, systems, mailing and other overhead costs connected with NEVLICO's variable life insurance operations. These charges have been designed to cover actual costs and are not intended to produce a profit.

  MINIMUM DEATH BENEFIT GUARANTEE CHARGE. The minimum death benefit guarantee charge is $0.01 per $1,000 of Policy face amount. This charge compensates NEVLICO for its guarantee that, regardless of the investment experience of the Policy's sub-accounts, the Policy's death benefit will never be less than the face amount, provided that the total amount of premiums paid with interest, less any partial surrenders with interest, equals or exceeds the applicable Minimum Guaranteed Death Benefit Fund amount for the Policy. (See "Minimum Guaranteed Death Benefit" and "Adjustments to the Death Proceeds Payable".)

  MONTHLY CHARGES FOR THE COST OF INSURANCE. This charge covers the cost of providing insurance protection under your Policy. There are no future mortality charges attributable to an insured from the time he or she reaches age 100 (or would have reached age 100, if that person died before reaching age 100). The cost of insurance charge for a Policy month is equal to the "amount at risk" under the Policy, multiplied by the cost of insurance rate for that Policy month. The amount at risk is determined on the first day of the Policy month after any applicable Monthly Deduction has been processed and is the amount by which the death benefit (discounted at the monthly equivalent of 4% per year) exceeds the Policy's cash value. The cost of insurance rate for your Policy changes from month to month.

  If a Policy loan is outstanding and your Policy's net cash value is not large enough to cover the cost of insurance charge for a policy month, the difference between the net cash value available and the cost of insurance charge is treated as an excess policy loan and the Policy may terminate. (See "Loan Provision".)

  The guaranteed cost of insurance rates for a Policy depend on each insured's underwriting class, age on the first day of the Policy year and sex (if the Policy is sex-based). The current cost of insurance rates for a given Policy also depend on the insureds' ages at issue of the Policy and on the duration of the Policy. The joint rates are guaranteed not to be higher than joint rates based on the 1980 Commissioners Standard Ordinary Mortality Tables with smoker/nonsmoker modifications (the "1980 CSO Tables"). The rates actually used may be lower than these maximum rates, depending on NEVLICO's expectations regarding future mortality and expense experience, lapse rates and investment earnings. NEVLICO reviews the adequacy of its current cost of insurance rates annually and may adjust their level periodically. Any change in the current cost of insurance rates will be applied prospectively only and will be on a non-discriminatory basis. The current cost of insurance rate for a Policy is set forth in the Policy Owner's annual statement.

  Each insured person is underwritten separately. The underwriting classes used for determining cost of insurance rates are smoker standard, smoker substandard, nonsmoker standard and nonsmoker substandard. Substandard ratings result in higher cost of insurance deductions. The guaranteed maximum mortality charges for substandard ratings are based on multiples of the 1980 CSO Tables.

  Cost of insurance rates are generally more favorable for nonsmoker than for smoker insureds and generally more favorable for female than for male insureds. Within a given underwriting class, cost of insurance rates are generally more favorable for insureds with lower issue ages. Where required by state law, and for Policies sold in connection with certain employee benefit plans, cost of insurance rates (and Policy values and benefits) do not vary based on the sex of the insured.

  CHARGES FOR ADDITIONAL BENEFITS. Charges are imposed for the cost of any additional rider benefits as described in the rider form.

CHARGES AGAINST THE ELIGIBLE FUNDS AND THE SUB-ACCOUNTS OF THE VARIABLE
ACCOUNT

  MORTALITY AND EXPENSE RISK CHARGE. NEVLICO charges the sub-accounts of the Variable Account for the mortality and expense risks that NEVLICO assumes. Currently, the charge is made daily at an annual rate of .90% of the sub-accounts' assets. The mortality risk NEVLICO assumes is that insureds may live for shorter periods of time than NEVLICO estimated. The expense risk is that NEVLICO's costs of issuing and administering the Policies may be more than NEVLICO estimated.

  If all the money NEVLICO collects from this charge is not needed to cover death benefits and expenses, the money is contributed to NEVLICO's general account. Conversely, even if the money NEVLICO collects is insufficient, NEVLICO will provide for all death benefits and expenses.

  CHARGES FOR INCOME TAXES. NEVLICO currently makes no charge for income taxes against the Variable Account, but in the future NEVLICO may impose such a charge, if appropriate. NEVLICO reserves the right to make a charge for any taxes imposed on the Policies by any governmental body in the future. (See "Charge for NEVLICO's Income Taxes".)

  ELIGIBLE FUND EXPENSES. Charges for investment advisory fees and other expenses are deducted from the assets of the Eligible Funds. (See "Investment Management".)

GROUP OR SPONSORED ARRANGEMENTS

  The Policies may be issued to group or sponsored arrangements, as well as on an individual basis. A "group arrangement" includes a program under which a trustee, employer or similar entity purchases individual Policies covering a group of individuals. An example of such an arrangement is a non-tax qualified deferred compensation plan. A "sponsored arrangement" includes a program under which an employer permits group solicitation of its employees or an association permits group solicitation of its members for the purchase of the Policies on an individual basis. The Policies are not currently available to group or sponsored arrangements in New York.

  For Policies issued in connection with group or sponsored arrangements, NEVLICO may waive or reduce one or more of the following charges: the sales charge, Surrender Charge, monthly charge for the cost of insurance, mortality and expense risk charge, administrative charges, Policy Fee and/or federal and state premium tax charges described in "Charges and Expenses". (In addition, the interest rate credited on amounts taken from the sub-accounts as a result of a Policy loan may be increased for these Policies.) NEVLICO will waive or reduce these charges according to its rules in effect when the Policy application is approved. To qualify for a waiver or reduction, a group or sponsored arrangement must satisfy certain criteria as to, for example, size and number of years in existence. Generally, the sales contacts and effort, administrative costs and mortality cost per Policy vary based on such factors as the size of the group or sponsored arrangement, its stability, the purposes for which the Policies are purchased and certain characteristics of its members. The amount of reduction and the criteria for qualification will reflect the reduced sales and administrative effort resulting from sales to qualifying group or sponsored arrangements. NEVLICO may modify from time to time both the amounts of reductions and the criteria for qualification. Reductions in or waiver of these charges will not be unfairly discriminatory against any person, including the affected Policy Owners and all other Policy Owners of Policies funded by the Variable Account.

  The United States Supreme Court has held that certain insurance policies providing values and benefits that vary with the sex of the insured may not be used to fund certain employee benefit programs. Therefore, NEVLICO offers Policies that do not vary based on the sex of the insured for use in connection with certain employee benefit programs. NEVLICO recommends that any employer proposing to offer the Policies to employees under a group or sponsored arrangement consult its attorney before doing so.

                                   PREMIUMS

FLEXIBLE PREMIUMS

  Within the limits described below, you may choose the amount and frequency of premium payments. You may select a Planned Premium schedule, which may be a fixed amount or a varying amount. This schedule, which must be within NEVLICO's minimum and maximum limits, appears in your Policy form. It is not necessarily designed to keep your Policy in force, and you may skip Planned Premium payments or make additional payments. Additional payments could be subject to underwriting. No payment can be less than $25, and the total of Planned Premiums and other payments will be limited to NEVLICO's published maximum.

  Planned Premiums can be paid on an annual, semi-annual or quarterly schedule or, with NEVLICO's consent, monthly. You can change your Planned Premium schedule at any time by sending your request to NEVLICO's Administrative Office. Cash values and death benefits are permanently affected by the amount and frequency of premium payments.

  You may make payments by check or money order. NEVLICO will send premium notices for annual, semi-annual or quarterly Planned Premiums. In the future, NEVLICO may make available The New England's Master Service Account arrangement under which you may have The New England withdraw your premium payments from your bank checking account or TNE Cash Management Trust account.

  NEVLICO offers three types of premium payment levels that can protect your Policy against lapse over specified time periods.

  First, NEVLICO determines a three-year Minimum Premium amount based on the Policy's face amount, the age, sex (unless unisex rates apply) and underwriting class of each of the insureds, the current level of Policy charges and any rider benefit selected. Generally, during this three-year period, as long as the Minimum Premium amount is timely paid, the Policy is guaranteed not to lapse even if the Policy's net cash value is insufficient to pay the Monthly Deduction in any month. However, no three-year

Minimum Premium death benefit guarantee will apply if you reinstate the Policy, if you reduce the face amount or make a partial surrender that reduces the face amount, if you add, reduce or delete a rider benefit, or if the rating classification of your Policy is improved in the first three Policy years.

  Second, NEVLICO determines a guaranteed minimum death benefit premium (to maturity) which will guarantee that the Policy will mature for the net cash value at age 100 of the younger insured. Insufficient premium payments, a reduction in the face amount or partial surrender that reduces the face amount, reduction or deletion of a rider benefit, or improvement in rating classification of the Policy could terminate this guarantee. See "Minimum Guaranteed Death Benefit". The guaranteed minimum death benefit premium is based on the Policy's face amount, the age, sex (unless unisex rates apply) and underwriting class of each of the insureds, the death benefit option chosen, the guaranteed level of Policy charges and any rider benefit selected. The premium is recalculated following the Policy transactions described above (other than insufficient premiums) and is also recalculated following an increase in rider coverage.

  Third, the Policy's guaranteed minimum death benefit premium (to age 80) guarantees that the Policy will stay in force until the later of age 80 of the younger insured, or 20 years after issue, but no later than the Maturity Date of the Policy. This premium is based on factors similar to the guaranteed minimum death benefit premium (to maturity), but is actuarially determined to provide guaranteed coverage to the earlier age. Insufficient premium payments, a reduction in the face amount or a partial surrender that reduces the face amount, reduction or deletion of a rider benefit, or improvement in the rating classification of the Policy could also terminate this guarantee, although termination for insufficient premium payments is less likely here than in the case of the guaranteed minimum death benefit premium (to maturity). The guaranteed minimum death benefit premium (to age 80) is recalculated following these transactions (other than insufficient premiums) and is also recalculated following an increase in rider coverage.

  Federal tax law limits the amount of premiums that can be paid under the Policy. In addition, if any payments under the Policy exceed the "7-pay test" under Federal tax law, you may be taxed on certain distributions. (See "Tax Considerations".) NEVLICO's consent is required if, in order to satisfy tax law requirements, any payment would increase the Policy's death benefit by more than it would increase cash value. NEVLICO may require evidence of insurability before accepting the payment.

  NEVLICO allocates payments to your Policy's sub-accounts as of the date the payment is received at NEVLICO's Administrative Office. (See "Receipt of Communications and Payments at NEVLICO's Administrative Office".)

  A payment is treated first as a Planned Premium, second as repayment of a Policy loan, and third as an unscheduled payment, unless you designate otherwise in writing to NEVLICO. If you have a Policy loan, it may be more advantageous to repay the loan than to make a premium payment, because the premium payment is subject to sales and tax charges, whereas the loan repayment is not subject to any charges. (See "Loan Provision" and "Deductions from Premiums".)

LAPSE AND REINSTATEMENT

  LAPSE. Unless either Minimum Guaranteed Death Benefit is in effect (or, during the first three Policy years, unless the Minimum Premium requirements described under "Premiums" have been met), in any month that there is insufficient net cash value to pay a Monthly Deduction the Policy will be in default. The Policy provides a 62 day grace period for payment of a premium sufficient to pay the amount in default plus applicable deductions from premium payments. NEVLICO will notify you of the amount due. During the grace period insurance coverage continues under your Policy, but if the second insured dies before the premium is paid, NEVLICO will deduct from the death proceeds the portion of the unpaid Monthly Deduction for the period prior to the date of death.

  REINSTATEMENT. If your Policy has lapsed, it may be reinstated within 7 years after the date of lapse. If more than 7 years have passed, or if you have surrendered the Policy, NEVLICO's consent is required to reinstate. Reinstatement in all cases is subject to payment of certain charges described in the Policy and generally requires evidence of insurability that is satisfactory to NEVLICO.

  Any Surrender Charge deducted upon lapse is credited to the Policy's cash value upon reinstatement. The Surrender Charge on the date of reinstatement is the same as it was on the date of lapse. For purposes of determining the Surrender Charge and other charges that vary by duration of the Policy (rather than by age of the insured) on any date after reinstatement, the period the Policy was lapsed does not count.

                             OTHER POLICY FEATURES

LOAN PROVISION

  You may borrow all or part of the Policy's "loan value" at any time after the Right to Return the Policy period. NEVLICO will make the loan as of the date when a loan request is received at NEVLICO's Administrative Office. (See "Receipt of Communications and Payments at NEVLICO's Administrative Office".) You should contact NEVLICO's Administrative Office or a NEVLICO agent for information regarding the procedures to follow for requesting a loan.

  The Policy's loan value is equal to (i) 90% of the Policy's cash value projected using current Policy charges and a 4% annual rate to the next Policy anniversary or, if earlier, to the next Planned Premium due date; less (ii) the Surrender Charge that would apply upon surrender on the next Planned Premium due date or, if greater, on the date the loan is made; less (iii) loan interest to the next interest due date. If required by state law, the Policy's loan value may be a greater percentage of the cash value, as described in your Policy. The amount of loan value available to be borrowed at any time is reduced by the amount of any outstanding Policy loan plus accrued interest.

  The example below illustrates how the loan value is determined.
-------------------------------------------------------------------------------

  EXAMPLE: Using the Policy illustrated on page A-43 assume that the Policy's Planned Premiums have been paid and that the Policy's sub-accounts have earned a constant 6% hypothetical gross annual rate of return (equal to a constant net annual rate of return of 4.24%). After the premium payment on the 10th Policy anniversary, the maximum amount that could be borrowed would be determined as follows under (i) an annual premium payment schedule and (ii) a quarterly premium payment schedule:

                                                              ANNUAL  QUARTERLY
                                                             -------- ---------
   (1) Cash Value after Premium Payment on 10th Policy An-
       niversary...........................................  $172,252 $161,752
   (2) Cash Value Projected at a Constant Annual Rate of
       Return of 4% to the
      (a) 11th Policy Anniversary..........................   177,963
      (b) Next Planned Premium Due Date....................            163,054
   (3) 90% of Amount Calculated in (2).....................   160,167  146,749
   (4) Amount Calculated in (3), Reduced by the Applicable
       Surrender Charge....................................   154,350  140,932
   (5) Amount Calculated in (4), Reduced by Loan Interest
       to the Next Interest Due Date.......................   146,303  133,585
-------------------------------------------------------------------------------

  A Policy loan reduces the Policy's cash value in the sub-accounts by the amount of the loan. A loan repayment increases the cash value in the sub-accounts by the amount of the repayment. Unless you request otherwise, Policy loans are attributed first to the sub-accounts of the Variable Account in proportion to the cash value in each, and then the Fixed Account. All loan repayments are allocated first to the outstanding loan balance attributed to the Fixed Account and then to the sub-accounts of the Variable Account in proportion to the cash value in each.

  The interest rate charged on Policy loans is 5.5% per year and is due on the Policy anniversary. If not paid, the interest accrued on the loan is added to the loan, and an amount equal to the unpaid interest is deducted from the Policy's cash value in the sub-accounts and the Fixed Account in proportion to the amount in each. The amount taken from the Policy's sub-accounts as a result of the loan earns interest at not less than a 4% rate per year. The rate currently credited is a 4% annual rate. This interest earned is credited to the Policy's sub-accounts annually, in proportion to the cash value in each.

  The amount taken from the Policy's sub-accounts as a result of a loan does not participate in the investment experience of the sub-accounts. Therefore, the death benefit and cash value of the Policy can be permanently affected by a Policy loan, even if it is repaid. In addition, any proceeds payable under a Policy are reduced by the amount of any outstanding loan plus accrued interest.

  Any payment received while a Policy loan is outstanding is treated first as a Planned Premium, second as repayment of a Policy loan, and third as an unscheduled payment, unless you designate otherwise in writing to NEVLICO. If a Policy loan is outstanding, it may be more advantageous to repay the loan than to pay a premium, because the payment is subject to sales and premium tax charges, and the loan repayment is not subject to charges. (See "Deductions from Premiums".)

  If Policy loans plus accrued interest exceed the Policy's cash value less the Surrender Charge on the next Policy loan interest due date (or, if the Surrender Charge would be greater, on the date the calculation is made), NEVLICO will notify you that the Policy is going to terminate. (This situation is referred to as an "excess policy loan". NEVLICO tests for an excess policy loan on each monthly processing date and any time a loan-related transaction is made.) The Policy will terminate without value 62 days after the notice is mailed unless the excess amount is paid to NEVLICO within that time. (See "Lapse and Reinstatement".) If the Policy lapses with a loan outstanding, adverse tax consequences may result. (See "Tax Considerations" below.)

SURRENDER

  You may surrender a Policy for its net cash value at any time while either insured is living by a request conforming to NEVLICO's administrative procedures. The net cash value of the surrendered Policy is determined as of the date when a surrender request is received at NEVLICO's Administrative Office. The net cash value equals the cash value reduced by any Policy loan and accrued interest and by any applicable Surrender Charge. (See "Surrender Charge".) You may elect in writing to have all or part of the net cash value applied to a payment option. (See "Payment Options".) A surrender may result in adverse tax consequences. (See "Tax Considerations" below.)

PARTIAL SURRENDER

  You may make a partial surrender of the Policy on the first day of any Policy month after the first Policy year, to receive a portion of its net cash value. A partial surrender will cause a reduction in the Policy's death benefit and may cause a reduction in the Policy's face amount if necessary in order that the amount at risk under the Policy not increase. Any reduction in the face amount causes a proportionate reduction in the Policy's Benchmark Premium, on which any future Surrender Charges are based. Rider benefits may also be reduced. No partial surrender may reduce the face amount below the Policy's required minimum except with NEVLICO's consent.

  Partial surrenders in any one Policy year are limited, except with NEVLICO's consent, to 20% of the Policy's net cash value as of the date of the first partial surrender for the Policy year or, if less, the Policy's available loan value. Currently, NEVLICO permits partial surrenders of up to 75% of the Policy's net cash value per year, assuming sufficient available loan value.

  Any Surrender Charge that applies to a partial surrender is deducted from the Policy's cash value in an amount proportional to the amount of the Policy's face amount surrendered. The Surrender Charge applied reduces any remaining Surrender Charge under your Policy.

  You should be aware that cash value paid upon partial surrender may not be reinvested in the Policy except as premium payments, which are subject to the charges described under "Deductions From Premiums". A partial surrender could terminate your Policy's Minimum Guaranteed Death Benefit 1 or 2. See "Minimum Guaranteed Death Benefit".

  A partial surrender (and any applicable Surrender Charge) first reduces the Policy's cash value in the sub-accounts of the Variable Account, in proportion to the amount of cash value in each, and then the Fixed Account, unless you request otherwise. The amount of net cash value paid upon partial surrender is determined as of the first day of the Policy month on or after the date when a request conforming to NEVLICO's administrative procedures is received at NEVLICO's Administrative Office. NEVLICO's administrative procedures can be determined by contacting a NEVLICO agent or the Administrative Office.

  A reduction in the death benefit as a result of a partial surrender may cause the Policy to become a "modified endowment contract". If you are contemplating a partial surrender, you should consult your tax advisor regarding the tax consequences of the transaction. (See "Tax Considerations".)

REDUCTION IN FACE AMOUNT

  You may reduce the face amount of your Policy without receiving a distribution of any of the Policy's cash value. (This feature differs from a partial surrender in that a partial surrender causes part of the Policy's cash value to be distributed to you.)

  If you decrease the face amount of your Policy, the Benchmark Premium, on which any future Surrender Charges are based, is also decreased. Your Policy's actual cash value is not reduced except by the amount of any applicable Surrender Charge. Generally, the Policy's death benefit is decreased. (However, if the death benefit is being increased in accordance with federal income tax laws (times the enhancement factor, if applicable), the death benefit will not be decreased unless a Surrender Charge was deducted from the cash value in connection with the face amount reduction. A reduction in face amount in this situation is not advisable, because it will not reduce your death benefit or cost of insurance charges and may result in a Surrender Charge.) Any rider benefits attached to the Policy may also have to be decreased. The face amount remaining after a reduction has to meet NEVLICO's minimum face amount requirements for issue, except with NEVLICO's consent.

  A reduction in the face amount of your Policy will reduce the Federal tax law limitations on the amount of premiums that can be paid under the Policy. In these cases, a partial surrender of cash value may be required to comply with Federal tax law. This could result in termination of the Minimum Guaranteed Death Benefit 1 or 2. See "Minimum Guaranteed Death Benefit".

  A face amount reduction takes effect as of the first day of the Policy month on or after the date when NEVLICO has received a request at its Administrative Office meeting NEVLICO's administrative requirements. You can determine NEVLICO's administrative requirements by contacting a NEVLICO agent or the Administrative Office.

  A reduction in the face amount of a Policy that causes a death benefit reduction may cause the Policy to become a "modified endowment contract". If you are contemplating a reduction in face amount, you should consult your tax advisor regarding the tax consequences of the transaction. (See "Tax Considerations".)

INVESTMENT OPTIONS

  You may allocate your Policy's premiums among the sub-accounts of the Variable Account and the Fixed Account in any combination, provided that allocations can be made to a maximum of nine accounts (including the Fixed Account) at any time. A minimum of 10% of the premium must be allocated to each sub-account selected. Percentages allocated must be in whole numbers. Your Policy's cash value may be distributed among no more than nine accounts (including the Fixed Account) at any one time.

  You make the initial allocation when you apply for a Policy. You may change the allocation of future premiums at any time thereafter. The change will be effective for premiums applied on or after the date when NEVLICO receives your request. You may request the change by telephone or by written request in a form satisfactory to NEVLICO. (See "Receipt of Communications and Payments at NEVLICO's Administrative Office.")

  See "Transfer Option" below for information on how to request a transfer or reallocation by telephone.

TRANSFER OPTION

  After the Right to Return the Policy period, you may transfer your Policy's cash value between sub-accounts up to four times in a policy year without NEVLICO's consent. NEVLICO currently allows 12 sub-account transfers per policy year. Transfers out of the Fixed Account are not counted against this limit. All sub-account transfer requests made at the same time will be treated as a single request. The transfer will be effective as of the date when NEVLICO receives the transfer request at its Administrative Office. (See "Receipt of Communications and Payments at NEVLICO's Administrative Office".) For special rules regarding transfers involving the Fixed Account, see "The Fixed Account". Your Policy's cash value may be distributed among no more than nine accounts (including the Fixed Account) at any one time.

  You may request a sub-account transfer or reallocation of future premiums by written request (which may be telecopied) to NEVLICO's Administrative Office or by telephoning The New England. To request a transfer or reallocation by telephone, you should contact your registered representative or contact The New England at 1-800-200-2214. Requests for transfers (up to NEVLICO's current limit per policy year) or reallocations by telephone will be automatically permitted. NEVLICO and The New England will use reasonable procedures such as requiring certain identifying information from the caller, tape recording the telephone instructions, and providing written confirmation of the transaction, in order to confirm that instructions communicated by telephone are genuine. Any telephone instructions reasonably believed by The New England and NEVLICO to be genuine will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this policy, you will bear the risk of loss. If NEVLICO and The New England do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions.

  For Policies issued in New York, transfers may be made by written (including telecopied) request only. The New York Insurance Department does not currently allow transfer requests to be made by telephone.

PAYMENT OF PROCEEDS

  NEVLICO will ordinarily pay any net cash value, loan value or death benefit proceeds payable from the sub-accounts within seven days after receipt at the Administrative Office of a request, or proof of death of an insured, in a form satisfactory to NEVLICO. (See "Receipt of Communications and Payments at NEVLICO's Administrative Office".) However, NEVLICO may delay payment (except when a loan is made to pay a premium to NEVLICO) or transfers from the sub-accounts: (i) if the New York Stock Exchange is closed for other than weekends or holidays, or if trading on the New York Stock Exchange is restricted, (ii) if the SEC determines that a state of emergency exists that makes payments or sub-account transfers impractical, or (iii) at any other time when the Eligible Funds or the Variable Account have the legal right to suspend payment. NEVLICO may withhold payment of surrender or loan proceeds to the extent that those proceeds are derived from a Policy Owner's check, or from a

Master Service Account premium transaction, which has not yet cleared. In those cases, NEVLICO will process the surrender or loan to the extent of policy values for which the Policy Owner has made full payment. The balance of the surrender or loan proceeds will be paid when the Policy Owner's check, or the Master Service Account premium transaction, has cleared. NEVLICO may also delay payment if it considers whether to contest the Policy. NEVLICO will pay interest on the death benefit proceeds from the date they become payable to the date they are paid in one sum or, if a payment option was selected, to the effective date of the option. (See "Payment Options".)

  Death benefit proceeds may be paid pursuant to NEVLICO's Access Plus program. If the Access Plus program is elected, an Access Plus account will be established at State Street Bank & Trust Company at the time that death benefit proceeds are payable. The Access Plus account provides convenient access to proceeds, which are maintained in NEVLICO's general account, through checkbook privileges with State Street. A beneficiary may elect to have death benefit proceeds paid through the Access Plus program at any time prior to the payment of death benefit proceeds.

  Payments of net cash value, or of any loan value available, from cash value in the Fixed Account will normally be paid promptly. However, NEVLICO has the right to delay such payments for up to six months from the date of the request (to the extent allowed by state insurance law). NEVLICO will pay interest in accordance with state insurance law requirements on payments that are delayed.

EXCHANGE OF POLICY DURING FIRST 24 MONTHS

  During the first 24 months after the issue date of the Policy, if the Policy has not lapsed, you may exchange it for a comparable fixed-benefit traditional survivorship life insurance policy issued by The New England. This exchange is available to a surviving insured. If you exercise this option, you will have to make up any investment loss you had under the variable life insurance policy.

  The exchange will be made without evidence of insurability. The new policy will have the same face amount (or the same net amount at risk) as the original Policy on the date of the exchange, the same policy date as the original Policy, the same issue ages as of the Policy Date of the original Policy and risk classifications based on the actual underwriting classes to which each insured was assigned by NEVLICO on the date of issue of the original Policy. For Policies issued in New York, you have the option of exchanging for a new, fixed-benefit traditional survivorship policy with a face amount equal to the current death benefit of the exchanged variable life policy. Premiums for the new policy will be based on the premium rates for comparable fixed-benefit traditional survivorship life insurance policies issued by The New England which were in effect on the Policy Date of the original Policy. Any riders to the original Policy will be attached to the new policy if they are available.

  The exchange will be effective on the date when NEVLICO receives written notice at its Administrative Office in a form satisfactory to NEVLICO, the Policy and payment to NEVLICO of any cost to exchange. (See "Receipt of Communications and Payments at NEVLICO's Administrative Office".) The cost to exchange will reflect any differences in premiums and cash values between the two policies. Any Policy loan outstanding must be repaid on or before the effective date of the exchange.

PAYMENT OPTIONS

  The Policy's death benefit and net cash value will be paid in one sum, unless the Policy Owner or payee chooses to put all or part of the proceeds under a payment option. You can choose a combination of payment options. The selection of a payment option and the naming of a payee must be in written form satisfactory to NEVLICO. You can make, change or revoke the selection before the last death under the Policy. The payment options available are fixed benefit options only, therefore, proceeds applied to an option will no longer be affected by the investment experience of the Variable Account. The guaranteed mortality assumptions used in determining payment levels under the options will not vary based on sex. (For Policies issued in New York and Oregon, however, and which are not issued for use in connection with certain employee benefit plans and fringe benefit programs, the mortality assumptions will vary based on sex. See "Group or Sponsored Arrangements".) Once payments under an option begin, withdrawal rights may be restricted.

  The following payment options are available:

  (i) INCOME FOR A SPECIFIED NUMBER OF YEARS. Proceeds are paid in equal monthly installments for up to 30 years, with interest at a rate not less than 3.5% a year, compounded yearly. Additional interest paid by NEVLICO for any year will be added to the monthly payments for that year.

  (ii) LIFE INCOME. Proceeds are paid in equal monthly installments (i) during the life of the payee, (ii) for the longer of the life of the payee or 10 years, or (iii) for the longer of the life of the payee or 20 years.

  (iii) LIFE INCOME WITH REFUND. Proceeds are paid in equal monthly installments during the life of the payee. At the payee's death, any unpaid proceeds remaining are paid either in one sum or in equal monthly installments until the total proceeds have been paid.

  (iv) INTEREST. Proceeds are held for the life of the payee or another agreed upon period. Interest of at least 3.5% a year is paid monthly or added to the principal annually. At the death of the payee, or at the end of the period agreed to, the balance of principal and any interest will be paid in one sum.

  (v) SPECIFIED AMOUNT OF INCOME. Proceeds plus accrued interest of at least 3.5% a year are paid in an amount and at a frequency elected until total proceeds have been paid. Any amounts unpaid at the death of the payee will be paid in one sum.

  (vi) LIFE INCOME FOR TWO LIVES. Proceeds will be paid in equal monthly installments (i) while either of two payees is living, (ii) for the longer of the surviving payee or 10 years, or (iii) while the two payees are living and, after the death of one payee, two-thirds of the monthly amount for the life of the surviving payee will be paid.

  NEVLICO's consent to use of an option is required if the installment payments would be less than $20.

ADDITIONAL BENEFITS BY RIDER

  A Policy can include additional benefits provided by rider to the Policy, subject to NEVLICO's underwriting and issuance standards. These additional benefits usually require an additional charge as part of the Monthly Deduction from cash value. The rider benefits available with the Policies provide fixed benefits that do not vary with the investment experience of the Variable Account.

  There may be circumstances in which it will be to your economic advantage to include a significant portion or percentage of your insurance coverage under a term rider. In many other circumstances, it may be in your interest to obtain a Policy without term rider coverage. These circumstances depend on many factors, including the premium levels and amount and duration of coverage you choose, as well as the ages, sexes and risk classifications of the insureds.

  Reductions in or elimination of term rider coverage does not trigger the imposition of a surrender charge, and use of a term rider generally reduces sales compensation. Your NEVLICO agent can provide you more information on the uses of term rider coverage.

  The following riders are available:

    TERM RIDER--JOINT LIFE TERM INSURANCE TO AGE 100, which provides joint life term insurance.

    TERM RIDER--JOINT 4 YEAR TERM INSURANCE, which provides joint life term insurance for four policy years.

    TERM RIDER--LEVEL SINGLE LIFE TERM INSURANCE, which provides additional term insurance on one of the insureds.

    TERM RIDER--DECREASING SINGLE LIFE TERM INSURANCE, which provides additional term insurance on one of the insureds in an amount that decreases each year to zero over a coverage period of 10, 15 or 20 years.

    WAIVER OF MONTHLY DEDUCTION, which provides for waiver of Monthly Deductions upon the disability of the insured covered by the waiver.

    BENEFITS FOR DISABILITY OF COVERED INSUREDS, which provides for waiver of the cost of the rider itself and for a premium benefit upon the disability of an insured covered by the rider.

  Not all riders may be available and riders in addition to those listed above may be made available. You should consult your agent regarding the availability of particular riders.

POLICY OWNER AND BENEFICIARY

  The Policy Owner is named in the application but may be changed from time to time. At the death of the Policy Owner, his or her estate will become the Policy Owner unless a successor Policy Owner has been named. The Policy Owner's rights (except for rights to payment of benefits) terminate at the death of the second insured.

  The beneficiary is also named in the application. The beneficiary of the Policy may be changed at any time before the death of the second insured. The beneficiary has no rights under the Policy until the death of the second insured and must survive the second insured in order to receive the death proceeds. If no named beneficiary survives the second insured, the proceeds will be paid to the Policy Owner.

  A change of Policy Owner or beneficiary must be in written form satisfactory to NEVLICO and must be dated and signed by the Policy Owner making the change. The change will be subject to all payments made and actions taken by NEVLICO under the Policy before the signed change form is received by NEVLICO at its Administrative Office.

  You may assign (transfer) your rights in the Policy to someone else. An absolute assignment of the Policy is a change of Policy Owner and beneficiary to the assignee. A collateral assignment of the Policy does not change the Policy Owner or beneficiary, but their rights will be subject to the terms of the assignment. Assignments will be subject to all payments made and actions taken by NEVLICO under the Policy before a signed copy of the assignment form is received at NEVLICO's Administrative Office. NEVLICO will not be responsible for determining whether or not an assignment is valid. Changing the Policy Owner or assigning the Policy may have tax consequences. (See "Tax Considerations" below.)

                             THE VARIABLE ACCOUNT

  The Variable Account was established as a separate investment account of NEVLICO on January 31, 1983 under Delaware Insurance Law. The Variable Account is the funding vehicle for other NEVLICO variable life insurance policies in addition to the Policies. The Variable Account meets the definition of a "separate account" under Federal securities laws. The Variable Account is a type of investment company called a unit investment trust and is registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940. Registration with the SEC does not involve supervision by the SEC of the management or investment practices or policies of the Variable Account. However, both NEVLICO and the Variable Account are subject to regulation by the Delaware Insurance Commissioner and to the insurance laws and regulations in every jurisdiction where the Policies are sold.

  Although the assets of the Variable Account are owned by NEVLICO, applicable law provides that the portion of the Variable Account assets equal to the reserves and other liabilities of the Variable Account may not be charged with liabilities that arise out of any other business NEVLICO may conduct. NEVLICO believes this means that the assets of the Variable Account equal to the reserves and other liabilities of the Variable Account are not available to meet the claims of NEVLICO's general creditors, and may only be used to support the cash values under its variable life insurance policies issued by the Variable Account. But NEVLICO may transfer to its general account assets which exceed the reserves and other liabilities of the Variable Account. Before making any such transfer, NEVLICO will consider any possible adverse impact the transfer might have on the Variable Account.

  Income and realized and unrealized capital gains and losses of the Variable Account are credited to the Variable Account without regard to any of NEVLICO's other income or capital gains and losses.

INVESTMENTS OF THE VARIABLE ACCOUNT

  The Variable Account currently has 12 sub-accounts, each of which invests in a series of an Eligible Fund. The sub-accounts of the Variable Account are:

  -- The Zenith Money Market Sub-Account, which invests in the Back Bay
     Advisors Money Market Series of the Zenith Fund

  -- The Zenith Bond Income Sub-Account, which invests in the Back Bay Advisors
     Bond Income Series of the Zenith Fund

  -- The Zenith Capital Growth Sub-Account, which invests in the Capital Growth
     Series of the Zenith Fund

  -- The Zenith Stock Index Sub-Account, which invests in the Westpeak Stock
     Index Series of the Zenith Fund

  -- The Zenith Managed Sub-Account, which invests in the Back Bay Advisors
     Managed Series of the Zenith Fund

  -- The Zenith Value Growth Sub-Account, which invests in the Westpeak Value
     Growth Series of the Zenith Fund

  -- The Zenith Avanti Growth Sub-Account, which invests in the Loomis Sayles
     Avanti Growth Series of the Zenith Fund

  -- The Zenith Small Cap Sub-Account, which invests in the Loomis Sayles Small
     Cap Series of the Zenith Fund

  -- The Equity-Income Sub-Account, which invests in the Equity-Income
     Portfolio of the VIP Fund

  -- The Overseas Sub-Account, which invests in the Overseas Portfolio of the VIP Fund

  -- The High Income Sub-Account, which invests in the High Income Portfolio of the VIP Fund

  -- The Asset Manager Sub-Account, which invests in the Asset Manager
     Portfolio of VIP Fund II

  The following four sub-accounts of the Variable Account are NOT yet available as of the date of this Prospectus. NEVLICO anticipates that, subject to any necessary state insurance department approvals, these sub-accounts will become available by early 1996 (although one or more sub-accounts may become available earlier). Policy owners, and persons considering the purchase of a Policy, should consult with their NEVLICO agent for current information regarding the availability of these sub-accounts. Persons considering the purchase of a Policy should not base their decision in whole or in part on the current availability of these sub-accounts, unless such availability has been confirmed with an authorized NEVLICO agent.

  -- The Zenith Equity Growth Sub-Account, which invests in the Alger Equity
     Growth Series of the Zenith Fund*

  -- The Zenith Balanced Sub-Account, which invests in the Loomis Sayles
     Balanced Series of the Zenith Fund*

  -- The Zenith Value Sub-Account, which invests in the Venture Value Series of the Zenith Fund*

  -- The Zenith International Equity Sub-Account, which invests in the Draycott
     International Equity Series of the Zenith Fund*

    *Availability of these Sub-Accounts is subject to any necessary state insurance department approvals.

  The Zenith Fund is an open-end diversified management investment company, more commonly known as a mutual fund. The Zenith Fund was established by The New England as an investment vehicle for separate investment accounts of NEVLICO and of other life insurance companies. Currently the Zenith Fund is the funding vehicle for the Variable Account and for separate accounts of The New England and NEVLICO that issue variable annuity contracts.

  The VIP Fund and VIP Fund II are open-end, diversified management investment companies (mutual funds) that serve as the investment vehicles for variable life insurance and variable annuity separate accounts of various insurance companies. The VIP Fund and VIP Fund II were organized by Fidelity Management & Research Company.

  Shares of the Eligible Funds are purchased and sold by the Variable Account at their net asset value (without a deduction for sales load) determined as of the close of regular trading on the New York Stock Exchange on each day when the exchange is open for trading.

  The investment objectives of the Eligible Funds' portfolios are described briefly below. There is, of course, no assurance that these objectives will be met. A full description of the Eligible Funds, including their investment objectives and policies, expenses, and risks of investing in the Eligible Funds, is contained in the attached Eligible Fund prospectuses, as well as in the Zenith Fund's Statement of Additional Information, which is referenced in the Zenith Fund prospectus, and in the Statement of Additional Information for the VIP Fund and VIP Fund II, which is referenced in those Funds' prospectus.

  The Zenith Back Bay Advisors Money Market Series' investment objective is to provide the highest possible level of current income consistent with preservation of capital. The Series seeks to achieve its objective through investment in a managed portfolio of high quality money market instruments. Money market funds are neither insured nor guaranteed by the U.S. Government and there can be no assurance that the Series will maintain a stable net asset value of $100 per share.

  The Zenith Back Bay Advisors Bond Income Series' investment objective is to provide a high level of current income consistent with preservation of capital and moderate investment risk. The Series seeks to achieve its objective through investment primarily in an investment quality bond portfolio.

  The Zenith Capital Growth Series' investment objective is long-term growth of capital through investment primarily in equity securities.

  The Zenith Westpeak Stock Index Series' investment objective is to provide investment results that correspond to the composite price and yield performance of United States publicly traded common stocks. The Series currently seeks to achieve its objective by attempting to duplicate the composite price and yield performance of the Standard & Poor's 500 Composite Stock Price Index.

  The Zenith Back Bay Advisors Managed Series' investment objective is to provide a favorable total investment return through investment in a diversified portfolio. The Series' portfolio is expected to include (i) common stocks, (ii) notes and bonds and (iii) money market instruments.

  The Zenith Westpeak Value Growth Series' investment objective is long-term total return (capital appreciation and dividend income) through investment in equity securities. Emphasis will be given to both undervalued securities ("value" style) and securities of companies with growth potential ("growth" style).

  The Zenith Loomis Sayles Avanti Growth Series' investment objective is long-term growth of capital. The Series normally will invest primarily in equity securities of companies with medium and large capitalization (capitalization of $1 billion to $5 billion and over $5 billion, respectively), but will also invest a portion of its assets in equity securities of companies with relatively small market capitalization (under $1 billion).

  The Zenith Loomis Sayles Small Cap Series' investment objective is long-term capital growth from investments in common stock or their equivalent. The Series will normally invest at least 65% of its total assets in companies with market capitalization of less than $500 million.

  The VIP Fund Equity-Income Portfolio's investment objective is to seek reasonable income by investing primarily in income-producing equity securities. In choosing these securities, the Equity-Income Portfolio will also consider the potential for capital appreciation.

  The VIP Fund Overseas Portfolio's investment objective is long-term growth of capital primarily through investments in foreign securities. The Overseas Portfolio provides a means for investors to diversify their own portfolio by participating in companies and economies outside of the United States.

  The VIP Fund High Income Portfolio's investment objective is to obtain a high level of current income by investing primarily in high-yielding, lower-rated, fixed-income securities, while also considering growth of capital. High-yielding, lower-rated debt securities present higher risks of untimely interest and principal payments, default and price volatility than higher-rated securities, and may present problems of liquidity and valuation.

  The VIP Fund II Asset Manager Portfolio's investment objective is to seek high total return with reduced risk over the long-term by allocating its assets among domestic and foreign stocks, bonds and short-term fixed-income instruments.

  The following four sub-accounts of the Variable Account are not yet available as of the date of this Prospectus. Persons considering the purchase of a Policy should not base their decision in whole or in part on the current availability of these sub-accounts, unless such availability has been confirmed with an authorized NEVLICO agent.

  The Zenith Loomis Sayles Balanced Series' investment objective is reasonable long-term investment return from a combination of long-term capital appreciation and moderate current income. The Series is "flexibly managed" in that sometimes it invests more heavily in equity securities and at other times it invests more heavily in fixed-income securities. Under normal conditions, the series will invest at least 25% of its assets in bonds and at least 50% of its assets in common stocks.

  The Zenith Draycott International Equity Series' investment objective is to seek total return from long-term growth of capital and dividend income. The series will invest primarily in common stocks of issuers either headquartered outside the U.S. or deriving a substantial part of their revenues from countries outside of the U.S.

  The Zenith Venture Value Series' investment objective is growth of capital. The Series will primarily invest in domestic common stocks (and securities convertible into common stock) that the Series' subadviser believes have capital growth potential due to factors such as undervalued assets or earnings potential, product development and demand, favorable operating ratios, resources for expansion, management abilities, reasonableness of market price, and favorable overall business prospects. The Series will generally invest predominantly in equity securities of companies with market capitalizations of at least $250 million.

  The Zenith Alger Equity Growth Series' investment objective is to seek long-term capital appreciation. The Series' assets will be invested primarily in a diversified, actively managed portfolio of equity securities, with a majority of issuers having a total market capitalization of $1 billion or greater.

  The basic objective of the Policy is to provide benefits which increase in value when the investment experience of the Policy's sub-accounts is favorable. Historically, the investment performance of common stocks over the long term has generally been superior to that of long or short term debt securities, although common stocks have been subject to more dramatic changes in value over short periods of time. The Zenith Capital Growth, Zenith Avanti Growth, Zenith Value Growth, Zenith Stock Index, or Zenith Small Cap Sub-Accounts, or the Equity-Income or Overseas Sub-Accounts, or some combination of these sub-accounts, may, therefore, be a more desirable selection for Policy Owners who are willing to accept such risks of short term fluctuations in value. For a demonstration of certain of these market trends, see Appendix
C: Long Term Market Trends. Historically, the investment performance of "small cap" stocks over the long term has generally been superior to stocks of large capitalization companies, although "small cap" stocks have been substantially more volatile. Historically, having a small percentage of a portfolio invested in overseas stocks and the rest in domestic stocks has produced a portfolio that has less, although still substantial, volatility than a completely domestic portfolio. Equity investors should recognize that overseas and "small cap" funds traditionally involve more risk than most domestic stock funds.

  The performance of the various financial markets over shorter periods of time has sometimes differed from their long term historical results. Short term interest rates were very high in the late 1970's and early 1980's, but are now lower. Long term bond values continue to fluctuate, and common stock prices, which have risen substantially at times, have also had periods of volatility. Policy Owners who seek somewhat greater protection against loss of principal in the short term than that afforded by a stock fund may prefer the High Income Sub-Account or the Zenith Bond Income Sub-Account. However, because the High Income Portfolio invests in higher yielding, lower rated and unrated fixed income securities (including bonds commonly referred to as "junk" bonds), it has a higher degree of risk associated with it relative to more conservative fixed income funds. Those who seek even greater safety of principal may select the Zenith Money Market Sub-Account, although it is subject to possible rapid changes in short term interest rates. Those who primarily seek safety of principal should consider fixed life insurance as an alternative to variable life insurance.

  NEVLICO guarantees the principal invested in the Fixed Account, although this guarantee is subject to NEVLICO's claims paying ability.

  You may wish to consider diversifying your investments by allocating the Policy's cash value among two or more sub-accounts.

  Policy Owners may also diversify by selecting the Zenith Managed Sub-Account or the Asset Manager Sub-Account, since each generally invests its assets at most times in a combination of bonds, stocks and short term instruments, in varying proportions depending upon the investment adviser's evaluation of the economy and financial markets. The Asset Manager Portfolio has the ability to invest its stock portfolio more aggressively than the Back Bay Advisors Managed Series. You may also wish to diversify your cash value by country. The Overseas Sub-Account allows you to participate primarily in companies and economies outside the United States.

  The selection of a Policy's sub-accounts is a matter of your own choice and should depend on your willingness to accept investment risks, the other types of investments you have and your own assessment of future economic and financial market conditions.

INVESTMENT MANAGEMENT

  The adviser and sub-adviser for each series of the Zenith Fund are listed in the chart below. TNE Advisers, which is a subsidiary of The New England, and each of the sub-advisers are registered with the SEC as investment advisers under the Investment Advisers Act of 1940.


    SERIES                ADVISER                        SUB-ADVISER
--------------            -------                        -----------
Capital Growth   Capital Growth Management
                Limited Partnership ("CGM")*
Back Bay             TNE Advisers, Inc.      Back Bay Advisors, L.P.**
 Advisors
 Money Market
Back Bay Advi-       TNE Advisers, Inc.      Back Bay Advisors, L.P.**
 sors Bond In-
 come
Back Bay Advi-       TNE Advisers, Inc.      Back Bay Advisors, L.P.**
 sors Managed
Westpeak Stock       TNE Advisers, Inc.      Westpeak Investment Advisors, L.P.**
 Index
Westpeak Value       TNE Advisers, Inc.      Westpeak Investment Advisors, L.P.**
 Growth
Loomis Sayles        TNE Advisers, Inc.      Loomis, Sayles & Company, L.P.**
 Avanti Growth
Loomis Sayles        TNE Advisers, Inc.      Loomis, Sayles & Company, L.P.**
 Small Cap

Series anticipated to be made available under the Policies, subject to any nec-essary state insurance department approvals, by early 1996***

Loomis Sayles        TNE Advisers, Inc.      Loomis, Sayles & Company, L.P.**
 Balanced***
Draycott In-         TNE Advisers, Inc.      Draycott Partners, Ltd.**
 ternational
 Equity***
Venture Val-         TNE Advisers, Inc.      Selected/Venture Advisers, L.P.
 ue***
Alger Equity         TNE Advisers, Inc.      Fred Alger Management, Inc.
 Growth***

--------
  * An affiliate of The New England
 ** An indirect subsidiary of The New England
*** Consult your authorized NEVLICO agent regarding the availability of sub-accounts that invest in these series.

  In the case of the Back Bay Advisors Money Market Series, Back Bay Advisors Bond Income Series, Back Bay Advisors Managed Series, Westpeak Stock Index Series, Westpeak Value Growth Series, Loomis Sayles Avanti Growth Series and Loomis Sayles Small Cap Series, TNE Advisers became the adviser on May 1, 1995. Prior to that date those series were advised by their current sub-adviser, except as follows. The New England itself served as investment adviser to the Back Bay Advisors Money Market and Back Bay Advisors Bond Income Series until September 10, 1986 when Back Bay Advisors assumed The New England's responsibilities under the investment advisory agreements with those Series. Back Bay Advisors served as investment adviser to the Westpeak Stock Index Series until August 2, 1993, when Westpeak became the investment adviser. The Capital Growth Series was managed by Loomis, Sayles until March 1, 1990, when its Capital Growth Management Division was reorganized into CGM.

  The Zenith Fund Series incur charges for advisory fees and certain other expenses. Under a voluntary expense cap by TNE Advisers for each of the Capital Growth, Back Bay Advisors Bond Income, Back Bay Advisors Money Market, Back Bay Advisors Managed, Westpeak Stock Index, Westpeak Value Growth and Loomis Sayles Avanti Growth Series, TNE Advisers will bear those expenses (other than the management fee) that exceed 0.15% of average daily net assets; for the Loomis Sayles Small Cap Series, TNE Advisers will bear all expenses that exceed 1.00% of average daily net assets. For the remaining Zenith Fund Series TNE Advisers, under a voluntary expense deferral arrangement, will bear those expenses (other than the management fee) which exceed a certain limit in the year in which they are incurred and will charge those expenses to the series in a future year when actual expenses of the series are below the limit. The expense cap and expense deferral arrangement may be terminated at any time.

  The following table shows the annual operating expenses for each series, based on actual expenses incurred for 1994, after giving effect to the applicable expense cap or expense deferral arrangement.

ANNUAL OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS AFTER EXPENSE
CAP)

                                   BACK     BACK
                                   BAY      BAY      BACK                     LOOMIS LOOMIS
                                 ADVISORS ADVISORS   BAY    WESTPEAK WESTPEAK SAYLES SAYLES
                         CAPITAL   BOND    MONEY   ADVISORS  STOCK    VALUE   AVANTI SMALL
                         GROWTH   INCOME   MARKET  MANAGED   INDEX    GROWTH  GROWTH  CAP
                         SERIES   SERIES   SERIES   SERIES   SERIES   SERIES  SERIES SERIES
                         ------- -------- -------- -------- -------- -------- ------ ------
Management Fee            .65%     .40%     .35%     .50%     .25%     .70%    .70%  1.00%
Other Expenses            .05%     .14%     .15%     .14%     .15%     .15%    .15%    --
                          ----     ----     ----     ----     ----     ----    ----  -----
  Total Series Operating
   Expenses               .70%     .54%     .50%     .64%     .40%     .85%    .85%  1.00%

  Series anticipated to be made available under the Policies, subject to any necessary state insurance department approvals, by early 1996:*

ANNUAL OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS AFTER EXPENSE DEFERRAL)

                                   LOOMIS                          ALGER
                                   SAYLES     DRAYCOTT    VENTURE EQUITY
                                  BALANCED INTERNATIONAL   VALUE  GROWTH
                                  SERIES*  EQUITY SERIES* SERIES* SERIES*
                                  -------- -------------- ------- -------
Management Fee                      .70%        .90%       .75%    .70%
Other Expenses                      .15%        .40%       .15%    .15%
                                    ----       -----       ----    ----
  Total Series Operating Expenses   .85%       1.30%       .90%    .85%

  *Consult your authorized NEVLICO agent regarding the availability of sub-accounts that invest in these series.

  For more information about the Series' advisory agreements, see the Zenith Fund prospectus attached at the end of this prospectus and the Zenith Fund's Statement of Additional Information.

  The investment adviser for the VIP Fund and VIP Fund II is Fidelity Management & Research Company, a registered investment adviser under the Investment Advisers Act of 1940. The Portfolios of the VIP Fund and VIP Fund II, as part of their operating expenses, pay investment management fees to Fidelity Management & Research Company.

  The Portfolios also bear certain other expenses. For the year ended December 31, 1994, the total operating expenses of the Portfolios, as a percentage of Portfolio average net assets, were as follows:

               MANAGEMENT  OTHER   TOTAL ANNUAL
PORTFOLIO         FEES    EXPENSES   EXPENSES
-------------  ---------- -------- ------------
Equity-Income     .52%      .06%       .58%*
Overseas          .77%      .15%       .92%
High Income       .61%      .10%       .71%
Asset Manager     .72%      .08%       .80%*

--------
*A portion of the brokerage commissions the portfolio paid was used to reduce its expenses. Without this reduction total operating expenses would have been .60% for the Equity-Income Portfolio and .81% for the Asset Manager Portfolio.

  Fidelity Management & Research Company is the original Fidelity company and was founded in 1946. It provides a number of mutual funds and other clients with investment research and portfolio management services. It maintains a large staff of experienced investment personnel and a full complement of related support facilities. As of December 31, 1994, it advised funds having more than 22 million shareholder accounts with a total value of more than $250 billion. For more information regarding the Equity-Income, Overseas High Income and Asset Manager Portfolios and Fidelity Management & Research Company, see the VIP Fund and VIP Fund II prospectus attached at the end of this prospectus and their Statement of Additional Information.

                               THE FIXED ACCOUNT

  A FIXED ACCOUNT OPTION IS AVAILABLE UNDER THE POLICY IN STATES WHERE IT HAS BEEN APPROVED BY THE STATE INSURANCE DEPARTMENT. THE FIXED ACCOUNT MAY NOT BE APPROVED BY EVERY STATE INSURANCE DEPARTMENT AND THEREFORE IT MAY NOT BE AVAILABLE IN EVERY STATE.

  You may allocate net premiums for your Policy, and may transfer your Policy's cash value, to the Fixed Account, which is part of NEVLICO's general account. Because of exemptive and exclusionary provisions in the Federal securities laws, interests in the Fixed Account have not been registered under the Securities Act of 1933, and neither the Fixed Account nor the general account has been registered as an investment company under the Investment Company Act of 1940. Therefore, neither the Fixed Account, the general account nor any interests therein are generally subject to the provisions of these Acts, and NEVLICO has been advised that the staff of the SEC does not review disclosures relating to the general account. Disclosures regarding the Fixed Account may, however, be subject to certain generally applicable provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

GENERAL DESCRIPTION

  NEVLICO's general account includes all the assets owned by NEVLICO, other than the assets in the Variable Account or in any other separate accounts that NEVLICO may establish. NEVLICO has sole discretion over the investment of assets in the general account, including the Fixed Account. Policy Owners who allocate cash value to the Fixed Account will not share in the actual investment experience of the Fixed Account. Instead, NEVLICO guarantees that cash values in the Fixed Account will earn interest at an annual rate of at least 4%. NEVLICO may from time to time credit interest at a higher rate than 4%, but it is under no obligation to do so. NEVLICO declares the current interest rate for the Fixed Account periodically. Your Policy cash values that are in the Fixed Account will earn interest daily.

  NEVLICO may vary the way in which it credits interest in the Fixed Account from time to time. The following is a description of NEVLICO's current method for crediting interest to cash value in the Fixed Account. All of your Policy's cash value in the Fixed Account on a Policy anniversary will earn interest at the declared annual rate in effect on the anniversary. It will earn interest at this rate until the next Policy anniversary, when it will be credited with the current rate declared by NEVLICO. (Although NEVLICO's current practice is to credit your entire Fixed Account cash value on a Policy anniversary with the most recently declared annual rate until the next anniversary, NEVLICO can select any portion, from 0% to 100%, of your Fixed Account cash value on a Policy anniversary to earn interest at the most recently declared rate until the next Policy anniversary, unless otherwise required by state law.) Any net premiums allocated or any portion of your Policy's cash value transferred to the Fixed Account on a date other than a Policy anniversary will earn interest at NEVLICO's most recently declared rate until the next Policy anniversary. The effective interest rate credited at any time to your cash value in the Fixed Account will be a weighted average of all the Fixed Account rates for your Policy.

VALUES AND BENEFITS

  The Policy's cash value in the Fixed Account reflects the net premiums allocated to the Fixed Account, net interest credited to cash value in the Fixed Account, any loans, partial surrenders made from the Fixed Account cash value, charges deducted, and any transfers of cash value to or from the Variable Account. Charges will be deducted from the Policy's cash value in the Fixed Account and in the Policy's sub-accounts in proportion to the amount of the Policy's cash value in each. (See "Monthly Deduction from Cash Value".) A Policy's total cash value will include its cash value in the Variable Account, its cash value in the Fixed Account, and any of its cash value held in NEVLICO's general account (but outside of the Fixed Account) as a result of a Policy loan.

  The amount of the Policy's cash value in the Fixed Account will be taken into account in the calculation of the Policy's death benefit in the same manner as the cash value in the Variable Account. (See "Death Benefit".)

POLICY TRANSACTIONS

  NEVLICO reserves the right to restrict allocations to the Fixed Account if the effective annual rate of interest that would apply to the amount allocated is 4%. Otherwise, allocations of net premiums to the Fixed Account are subject to the same percentage requirements that apply to the Variable Account. (See "Allocation of Net Premiums".)

  Except as described below, amounts in the Fixed Account are subject to the same rights and limitations regarding transfers, loans, surrenders and partial surrenders that apply to amounts in the Variable Account. (See "Other Policy Features".) The following special rules apply to transactions involving amounts in the Fixed Account.

  TRANSFERS OF AMOUNTS FROM THE FIXED ACCOUNT TO THE VARIABLE ACCOUNT WILL BE ALLOWED ONLY ONCE IN EACH POLICY YEAR. A TRANSFER OF CASH VALUE FROM THE FIXED ACCOUNT WILL BE PROCESSED ONLY IF NEVLICO RECEIVES THE TRANSFER REQUEST NO MORE THAN 30 DAYS BEFORE THE POLICY ANNIVERSARY, AND THE TRANSFER WILL BE EFFECTED AS OF THE DATE THE TRANSFER REQUEST IS RECEIVED AT NEVLICO'S ADMINISTRATIVE OFFICE. THE AMOUNT OF CASH VALUE WHICH MAY BE TRANSFERRED FROM THE FIXED ACCOUNT IS LIMITED TO THE GREATER OF 25% OF THE POLICY'S CASH VALUE IN THE FIXED ACCOUNT ON THE TRANSFER DATE OR THE AMOUNT OF CASH VALUE TRANSFERRED FROM THE FIXED ACCOUNT IN THE PRECEDING POLICY YEAR. Regardless of these limits, if a transfer of cash value from the Fixed Account would reduce the remaining cash value in the Fixed Account below $100, you may transfer the entire amount of cash value from the Fixed Account. The total number of transfers among sub-accounts and from the sub-accounts to the Fixed Account may not exceed four in one Policy year without NEVLICO's consent. NEVLICO currently allows 12 such transfers per Policy year. Transfers out of the Fixed Account will not be counted against this limit. NEVLICO reserves the right to restrict transfers of cash value into the Fixed Account, if the effective annual rate of interest that would apply to the amount transferred is 4%.

  Unless you request otherwise, a Policy loan will reduce the Policy's cash value in the sub-accounts and not the cash value in the Fixed Account. If there is not enough cash value in the Policy's sub-accounts to provide the amount of the loan, however, the balance of the loan will be taken from the cash value in the Fixed Account. All loan repayments will be allocated first to the outstanding loan balance attributable to the Fixed Account. The amount removed from the Policy's sub-accounts and the Fixed Account as a result of a loan will earn interest at not less than 4% per year, which will be credited annually to the Policy's cash value in the sub-accounts and the Fixed Account in proportion to the Policy's cash value in each on the day it is credited.

  Unless you request otherwise, partial surrenders will be taken only from the Policy's sub-accounts and not the Fixed Account. If there is not enough cash value in the Policy's sub-accounts to provide the full amount requested, the balance of the partial surrender will be taken from the Fixed Account.

  NEVLICO has the right to delay transfers, surrenders, and Policy loans from the Fixed Account for up to six months (to the extent allowed by state insurance law). Loans to pay premiums on policies issued by NEVLICO will not be delayed.

                  NEVLICO'S DISTRIBUTION AND OTHER AGREEMENTS

  NEVLICO sells the Policies through agents who are licensed by state insurance officials to sell NEVLICO's variable life insurance policies. These agents are also registered representatives of New England Securities. New England Securities, a Massachusetts corporation organized in 1968, is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc.

  New England Securities, whose principal business address is 399 Boylston Street, Boston, Massachusetts 02116, serves as the principal underwriter for the Policies under a Distribution Agreement between NEVLICO and New England Securities.

  Under the Distribution Agreement, NEVLICO pays the following sales expenses: general agent and agency manager's compensation, agents' training allowances, deferred compensation and insurance benefits of agents, general agents and agency managers and advertising expenses and all other expenses of distributing the Policies.

  NEVLICO pays the following commissions and/or service fees to the selling agent: a maximum of 50% of the Benchmark Premium (plus any additional portion of a premium which NEVLICO attributes to certain riders for commission paying purposes) paid in the first Policy year; 5% in Policy years two through ten and 4% thereafter. Agents receive a commission of 3% of each payment in excess of the Benchmark Premium (plus any additional portion of a premium which NEVLICO attributes to certain riders for commission paying purposes) in any year. Agents who meet certain productivity and persistency standards in selling policies issued by NEVLICO and The New England may be eligible for additional compensation. Non-cash forms of compensation may also be paid. Sales expenses in any year are not equal to the deduction for sales load in that year.

  New England Securities distributes mutual funds, variable annuity contracts and variable life insurance policies. It is the principal underwriter for the Zenith Fund; The New England Variable Account; New England Retirement Investment Account; New England Variable Annuity Separate Account; and New England Variable Annuity Fund I. New England Securities also sells interests in various investment partnerships.

  New England Securities may enter into selling agreements with other broker-dealers registered under the Securities Exchange Act of 1934 whose representatives are authorized by applicable law to sell variable life insurance policies. Under the agreements with those broker-dealers, the commission paid to the broker-dealer will not exceed 50% of the Benchmark Premium (plus any additional portion of a premium which NEVLICO attributes to certain riders for commission paying purposes) in the first Policy year, 5% in the second through tenth Policy years, 4% thereafter, and 3% of all payments in excess of the Benchmark Premium (plus any additional portion of a premium which NEVLICO attributes to certain riders for commission paying purposes) in any year. Commissions will be paid through the registered broker-dealer, which may also be reimbursed for portions of expenses incurred in connection with the sale of the Policies.

  Under a Services Agreement between NEVLICO, The New England and New England Securities, The New England performs underwriting, issuance and other administrative services for NEVLICO'S variable life insurance policies. NEVLICO paid The New England approximately $39.6 million in 1994 for services provided under this agreement.

               LIMITS TO NEVLICO'S RIGHT TO CHALLENGE THE POLICY

NOTIFICATION OF FIRST DEATH

  Generally, NEVLICO can challenge the validity of your Policy or a rider to your Policy during either insured's lifetime for two years (or less, if required by state law) from the date of issue, based on misrepresentations made in the application. NEVLICO can challenge the portion of the death benefit resulting from payment of an underwritten premium payment for two years (during either insured's lifetime) from the date the premium payment was received. However, if either insured dies within two years of the date of issue, NEVLICO can challenge all or part of the Policy at any time with respect to misrepresentations relating to that insured.

  NEVLICO should be notified immediately upon the first death of an insured under the Policy. Even if premiums continue to be paid after the first death, NEVLICO has the right to contest the Policy or to limit benefits under the suicide provision (described below) and terminate the Policy at any time, even beyond the two-year period, if it was not notified of a death that occurred during the period of contestability.

MISSTATEMENT OF AGE OR SEX

  If either insured's age or sex is misstated in the application, the Policy's death benefit will be the amount that the most recent Monthly Deduction which was made would have provided, based on the insureds' correct ages and, if the Policy is sex-based, on the insureds' correct sexes.

SUICIDE

  If either of the insureds dies by suicide within two years (or less, if required by state law) from the date of issue set forth in the Policy, the death benefit will be limited to the amount of the premiums paid, less any policy loan balance, and less any partial surrenders (or such greater amount required by state law). The Policy will terminate as of the date of the first death by suicide.

  An eligible insured, if age 75 or younger, can request a new single life variable life insurance policy, with the same face amount as the original Policy, within 60 days of the date of the suicide. An eligible insured over age 75 may request a single life ordinary life policy and not a single life variable life insurance policy. For these purposes an eligible insured is a surviving insured on whom NEVLICO would have issued a single life policy on the Policy Date of the original Policy. The new single life policy is based on the surviving insured's underwriting class at the time of issue of the original Policy, with a policy date equal to the date of the suicidal death, and premiums must be paid from the policy date. The single life variable life insurance policy can be exchanged for an ordinary life policy, if desired, using the 24-month exchange provision.

  If the eligible surviving insured dies within the 60 day period and before submitting an application, the death benefit will be paid as if the new policy had been issued and, if the new policy would have been a variable life policy, assuming all premiums had been allocated to the Fixed Account and that the death benefit option chosen equals the face amount of the new policy.

                              TAX CONSIDERATIONS

POLICY PROCEEDS

  The following discussion of Federal income tax issues relating to the Policies is general in nature and is not intended as tax advice. It describes what NEVLICO believes is the Federal income tax treatment of the Policies in the most commonly occurring circumstances and does not reflect the effect of Federal income taxes in all situations. In addition, there is no guarantee that the Federal income tax laws and regulations or interpretation of them will not change. Therefore, NEVLICO recommends that you consult your own tax advisor for more complete information and advice.

  DEFINITION OF LIFE INSURANCE. Section 7702 of the Internal Revenue Code of 1986, as amended ("Code") defines a life insurance contract for Federal income tax purposes.

  The Section 7702 definition can be met if a life insurance contract satisfies either one of two tests set forth in that section. The manner in which these tests should be applied to certain features of the Policy is not directly addressed by Section 7702 or proposed regulations issued under that section. The presence of these Policy features, the absence of final regulations, and the lack of other pertinent interpretations of Section 7702, thus create some uncertainty about the application of Section 7702 to the Policy.

  Nevertheless, NEVLICO believes it is reasonable to conclude that the Policy qualifies as a life insurance contract for federal tax purposes. This means that:

  . the death benefit should be fully excludable from the gross income of the beneficiary under Section 101(a)(1) of the Code; and

  . the Policy Owner should not be considered in constructive receipt of the cash surrender value, including any increases, unless and until they are distributed from the Policy.

  Because of the absence of final regulations or any other pertinent interpretations, it, however, is unclear whether a Policy will meet the statutory life insurance definition, particularly if it is a substandard risk Policy. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, such Policy would not provide most of the tax advantages normally provided by a life insurance contract.

  NEVLICO thus reserves the right to make changes in the Policy if such changes are deemed necessary to attempt to assure its qualification as a life insurance contract for tax purposes.

  TAX LAW EFFECTS ON CERTAIN PRE-DEATH DISTRIBUTIONS. Section 7702A of the Code contains provisions affecting the tax treatment of any loan, assignment or other pre-death distribution from a life insurance policy which is also a "modified endowment contract" (defined below under "Modified Endowment Contracts"). Whether a Policy will be classified as a modified endowment contract will depend upon the amount and timing of payments made under the Policy.

  NON-MODIFIED ENDOWMENT CONTRACTS. For Policies not classified as modified endowment contracts NEVLICO believes any Policy loans received under such Policies will be treated as indebtedness of the Policy Owner and will not be treated as taxable income to you. This assumes that the Policy has not lapsed, been surrendered or terminated. As a general rule, Policy loan interest is not deductible under current Federal income tax law.

  You may be subject to Federal income tax upon surrender of your Policy if the net cash surrender value of the Policy is greater than the investment in the Policy less prior distributions from the Policy that were not taxed. If a Policy has a Policy loan and is surrendered or lapses, the Policy loan is treated as a distribution and would be taxable if there is a gain in the Policy. In that case, the gain in the Policy would be taxable even if the Policy has no net cash surrender value. If you incur a loss upon the surrender it is not likely to be deductible for Federal income tax purposes.

  Generally, a partial surrender of the Policy will not be taxable to you unless it is greater than the investment in the Policy less the untaxed portions of any prior distributions. The Code does provide, however, that in certain situations in the first 15 years of the Policy partial surrenders may be taxable, in whole or in part, if the cash value is greater than the total investment in the Policy. In this case, an amount may be taxable even if the amount of the partial surrender is less than the investment in the Policy.

  MODIFIED ENDOWMENT CONTRACTS. A modified endowment contract is a life insurance contract which fails to satisfy a "7-pay test". In general, a Policy will fail to satisfy the 7-pay test if the total amount paid under the Policy at any time during the first seven Policy years exceeds the sum of the net level premiums that would have been paid on or before such time if the Policy provided for paid up future benefits after the payment of seven level annual premiums. (The amount of premiums payable under the 7-pay test are calculated based upon certain assumptions regarding the Policy's earnings and the use of a reasonable mortality charge. Variable Account investment experience above a 4% net rate of return does not affect whether or not a Policy will become a modified endowment contract.) Riders to the Policy are considered part of the Policy for purposes of applying the 7-pay test. A joint term rider could cause the Policy to be treated less favorably for purposes of the 7-pay test. If there is a reduction in the Policy's death benefit (for example, as a result of a partial surrender or face amount reduction) at any time during the Policy's existence the 7-pay test will be applied as if the Policy had originally been issued at the reduced face amount. If there is a reduction in rider or other benefits during the first seven Policy years, the 7-pay test will be applied as if the Policy had originally been issued at the reduced benefit amount. Any Policy received in exchange for a modified endowment contract will also be a modified endowment contract.

  Your agent can provide you with information about the maximum amount of premiums which you can make under your Policy during the first seven Policy years and still satisfy the 7-pay test. This information will be based upon NEVLICO's current understanding of the Federal tax law. As is the case with any provision of the Internal Revenue Code, there is no assurance that the Internal Revenue Service will agree with NEVLICO's interpretation. NEVLICO will monitor any IRS announcements or rulings concerning compliance with the 7-pay test.

  MATERIAL CHANGES. If a "material change" in the benefits or other Policy terms occurs under a Policy which has satisfied the 7-pay test, the Policy may be treated as a new Policy entered into on the day on which the material change occurred. The Policy will be retested under the 7-pay test, after making certain adjustments to reflect the Policy's existing cash value. Any increase in future benefits under the Policy may constitute a material change if the increase is not due to the payment of premiums necessary to fund the Policy's lowest death benefit payable in the first seven Policy years, or the crediting of interest or other earnings with respect to such premiums. A material change would also occur if certain Policy changes occurred.

  If you do not wish to have the Policy become a modified endowment contract, you may be required to limit the payment of premiums under the Policy at some point. The point at which you may have to limit the payment of premiums will depend upon the issue age, sex and underwriting class of the insureds, investment experience and the amount of your previous payments.

  If you exchange your policy for another life insurance policy, including a fixed-benefit policy pursuant to the 24 month exchange right, the new insurance policy should be reviewed to determine how the rules regarding modified endowment contracts may apply to the new policy. (See "Exchange of Policy During First 24 Months.")

  DISTRIBUTIONS UNDER MODIFIED ENDOWMENT CONTRACTS. If a Policy is a modified endowment contract, then the following rules will apply to distributions under such contract:

    (a) Distributions will be includible in your gross income to the extent the cash value of the Policy exceeds your investment in the Policy (i.e., will be treated as income first).

    (b) Loans are considered distributions. Your investment in the Policy will be increased by the amount of any prior loan that was included in your gross income.

    (c) A Policy assignment is treated as a distribution. For example, in a split dollar insurance plan involving a collateral assignment of the Policy, the collateral assignment is a distribution which will subject any gain that accrues in the Policy to taxation.

    (d) For purposes of determining the amount of the distribution which is includible in gross income, all modified endowment contracts issued by NEVLICO or its affiliates to the same Policy Owner during any 12 month period must be treated as one modified endowment contract.

  Any taxable distribution will be subject to an additional tax equal to 10% of the taxable amount of the distribution unless the distribution is:

    (a) made on or after the date when you attain age 59 1/2;

    (b) is attributable to your becoming disabled; or

    (c) is part of a series of substantially equal periodic payments made no less frequently than annually for your life (or life expectancy) or for the joint lives (or life expectancies) of you and your beneficiary.

  If a Policy becomes a modified endowment contract, distributions made during the Policy year in which it becomes a modified endowment contract, distributions in any subsequent Policy year and distributions within two years before the Policy becomes a modified endowment contract will be subject to the tax treatment described above. This means that a distribution from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract. In addition, regulations or other interpretations may be issued which will apply similar tax treatment to other distributions made in anticipation of a Policy becoming a modified endowment contract.

  OTHER POLICY OWNER TAX MATTERS. Federal and state estate, inheritance and other tax consequences of ownership or receipt of proceeds under the Policy depend upon the individual circumstances of each Policy Owner or beneficiary.

  Section 817(h) of the Code requires the investments of the Variable Account to be "adequately diversified" in accordance with Treasury Regulations for the Policy to qualify as a life insurance contract under Section 7702 of the Code. Failure to comply with the diversification requirements may result in not treating the Policy as life insurance. If the Policy does not qualify as life insurance, you may be subjected to immediate taxation on the incremental increases in cash value of the Policy plus the cost of insurance protection for the year. Regulations specifying the diversification requirements have been issued by the Department of Treasury, and NEVLICO believes it complies fully with such requirements.

  In connection with the issuance of the diversification regulations, the Treasury Department stated that it anticipates the issuance of regulations or rulings prescribing the circumstances in which an owner's control of the investments of a separate account may cause a Policy Owner, rather than the insurance company, to be treated as the owner of the assets in the separate account. To date, no such regulations or guidance has been issued. If a Policy Owner is considered the owner of the assets of the Separate Account, income and gains from the Account would be included in the Owner's gross income.

  The ownership rights under the Policy are similar to, but different in certain respects from, those described by the Internal Revenue Service in rulings in which it determined that the owners were not owners of separate account assets. For example, a Policy Owner has additional flexibility in allocating payments and cash values. These differences could result in the owner being treated as the owner of a pro rata share of the assets of the Separate Account. In addition, NEVLICO does not know what standards will be set forth in the regulations or rulings which the Treasury has stated it expects to be issued. NEVLICO therefore reserves the right to modify the Policy as necessary to attempt to prevent the Policy Owner from being considered the owner of the assets of the Separate Account.

  The Policies may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of the Policies in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a qualified tax advisor regarding the tax attributes of the particular arrangement and the suitability of this product for the arrangement.

  NEVLICO believes that Policies subject to the provisions of the Puerto Rican tax law will generally receive the same tax treatment as that described above for Policies subject to the Internal Revenue Code. You should note that Policies governed by the Puerto Rican tax law are not currently subject to the above-described rules regarding modified endowment contracts. If such a Policy becomes subject to the Internal Revenue Code, however, the rules regarding modified endowment contracts will apply, and they may apply retroactively. You should consult your tax advisor if a Policy governed by the Puerto Rican tax law subsequently becomes subject to the Internal Revenue Code.

  OTHER TAX CONSIDERATIONS. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the Policy owner, may have Generation Skipping Transfer tax considerations under Section 2601 of the Code.

  The individual situation of each Policy owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer taxes may be imposed. Consult with your tax advisor for specific information in connection with these taxes.

  The particular situation of each Policy owner or beneficiary will determine how ownership or receipt of Policy proceeds will be treated for purposes of federal estate tax as well as state and local estate, inheritance, generation skipping and other taxes.

CHARGE FOR NEVLICO'S INCOME TAXES

  Under current Federal income tax law no tax is imposed on NEVLICO as a result of the operations of the Variable Account. Thus, no charge is being made currently to the Variable Account for company Federal income taxes, except for the charge for federal taxes that is deducted from premiums. NEVLICO reserves its rights to charge the Variable Account for company Federal income taxes in the future.

  Under current laws NEVLICO may incur state and local taxes (in addition to premium taxes) in several states. At present these taxes are not significant and, accordingly, NEVLICO is not currently making a charge for them. If they increase, however, charges for such taxes attributable to the Variable Account may be made.

                                  MANAGEMENT

  The directors and executive officers of NEVLICO and their principal business experience during the past five years are:

                             DIRECTORS OF NEVLICO

                           PRINCIPAL BUSINESS
                          EXPERIENCE DURING THE
 NAME                        PAST FIVE YEARS
 ----                    ------------------------------------------------------
 Edward C. Hall          Executive Vice President--Client Services of The New
                          England since 1988; Vice President--Administration of
                          NEVLICO
 Kernan F. King          Director, Executive Vice President and Chief Marketing
                          Officer of The New England since 1992; formerly,
                          Director, Executive Vice President--Administration
                          and General Counsel, 1990 to 1992, of The New England
 Robert E. Schneider     Director, Executive Vice President and Chief Financial
                          Officer of The New England since 1993; formerly,
                          Executive Vice President and Chief Financial Officer,
                          1990 to 1993, Senior Vice President, 1985 to 1990, of
                          The New England
 Robert A. Shafto        Chairman, President and Chief Executive Officer since
                          1993; formerly, President and Chief Executive
                          Officer, 1992 to 1993, President and Chief Operating
                          Officer, 1990 to 1992, of The New England; Chairman,
                          President and Chief Executive Officer of NEVLICO
 Daniel J. Toran         Executive Vice President of The New England since
                          1991; formerly, Senior Vice President--Agencies 1986
                          to 1991, of The New England
 H. James Wilson         Executive Vice President and General Counsel of The
                          New England since 1993; formerly, Senior Vice
                          President and General Counsel, 1992 to 1993, Senior
                          Vice President and Associate General Counsel, 1990 to
                          1992, of The New England; General Counsel and
                          Secretary of NEVLICO
 Frederick K. Zimmermann Executive Vice President and Chief Investment Officer
                          of The New England since 1993; formerly, Senior Vice
                          President--Investments, 1989 to 1993, of The New
                          England; Vice President--Investments of NEVLICO

                         EXECUTIVE OFFICERS OF NEVLICO
                             OTHER THAN DIRECTORS

                           PRINCIPAL BUSINESS
                          EXPERIENCE DURING THE
 NAME                        PAST FIVE YEARS
 ----                    ------------------------------------------------------
 Rodney J. Chandler      Second Vice President and Actuary of The New England
                          since 1990; Chief Actuary of NEVLICO
 Chester R. Frost        Senior Vice President of The New England since 1984;
                          Vice President--Controller of NEVLICO
 John F. Guthrie         Vice President of The New England since 1983; Vice
                          President--Portfolio Strategy of NEVLICO
 John G. Small           Senior Vice President of The New England since 1990;
                          Vice President and Chief Underwriter of NEVLICO
 Phillip G. Sullivan     Second Vice President and Medical Director of The New
                          England since 1974; Vice President and Medical
                          Director of NEVLICO
 Newton H. Thompson      Second Vice President and Treasurer of The New England
                          since 1993; formerly, Second Vice President and
                          Assistant Treasurer, 1991 to 1992, and Assistant Vice
                          President and Assistant Treasurer, 1989 to 1991, of
                          The New England; Vice President and Treasurer of
                          NEVLICO
 H. James Wilson         See Directors above
 Frederick K. Zimmermann See Directors above

  The principal business address for each of the directors and executive officers is the same as NEVLICO's.

                                 VOTING RIGHTS

  NEVLICO is the legal owner of the Eligible Fund shares held in the Variable Account and has the right to vote those shares at meetings of the Eligible Fund shareholders. However, to the extent required by applicable Federal securities law, NEVLICO will give you, as Policy Owner, the right to instruct NEVLICO how to vote the shares that are attributable to your Policy.

  The Policy Owners who are entitled to give voting instructions and the number of shares attributable to their Policies will be determined as of the record date for the meeting. All Eligible Fund shares held in any sub-account of the Variable Account, or in any other separate account of NEVLICO or an affiliate, the policyholders of which have rights of instruction with respect to the Eligible Fund shares, and for which timely instructions are not received, will be voted in the same proportion as (i) the aggregate cash value of policies giving instructions, respectively, to vote, for, against, or withhold votes on a proposition, bears to (ii) the total cash value in that sub-account for all policies for which voting instructions are received. No voting privileges apply with respect to cash value removed from the Variable Account as a result of a Policy loan.

  All Zenith Fund shares held by the general account (or any unregistered separate account for which voting privileges were not extended) of NEVLICO or its affiliates will be voted in the same proportion as the total of (i) shares for which voting instructions were received and (ii) shares that are voted in proportion to such voting instructions.

  The SEC requires the Eligible Funds' Boards of Trustees to monitor events to identify conflicts that may arise from the sale of Eligible Fund shares to variable life and variable annuity separate accounts of affiliated and, if applicable, unaffiliated insurance companies. Conflicts could arise as a result of changes in state insurance law or Federal income tax law, changes in investment management of any portfolio of the Eligible Funds, or differences in voting instructions given by variable life and variable annuity contract owners, for example. If there is a material conflict, the Board of Trustees will have an obligation to determine what action should be taken, including the removal of the affected sub-accounts from the Eligible Fund(s), if necessary. If NEVLICO believes any Eligible Fund action is insufficient, NEVLICO will consider taking other action to protect Policy Owners. There could, however, be unavoidable delays or interruptions of operations of the Variable Account that NEVLICO may be unable to remedy.

  If required by state insurance authorities, NEVLICO may disregard voting instructions if they would require that shares be voted to cause a change in the investment objectives of the portfolios of the Eligible Funds or to approve or disapprove an investment advisory or underwriting contract for a portfolio. In addition, NEVLICO may disregard voting instructions in favor of changes, initiated by a Policy Owner or an Eligible Fund's Board of Trustees, in the investment policy, investment adviser or principal underwriter of the Eligible Fund portfolio if NEVLICO (i) reasonably disapproves of the changes and (ii) in the case of a change in investment policy or investment adviser, makes a good faith determination that the proposed change is contrary to state law or is prohibited by state regulatory authorities or that the change would be inconsistent with a sub-account's investment objectives or would result in the purchase of securities which vary from the general quality and nature of investments and investment techniques utilized by other separate accounts of NEVLICO or of an affiliated life insurance company, which separate accounts have investment objectives similar to those of the sub-account. If NEVLICO does disregard voting instructions, a summary of that action and the reasons for it will be included in the next semiannual report to Policy Owners.

                          RIGHTS RESERVED BY NEVLICO

  NEVLICO and The New England may change the voting procedures described above, and may vote Eligible Fund shares in their own right without instructions from Policy Owners, if the applicable Federal securities laws or regulations or interpretations of them change. NEVLICO also reserves the right: (1) to create new investment accounts; (2) to combine any two or more separate investment accounts including the Variable Account; (3) to make available additional sub-accounts of the Variable Account investing in additional Eligible Fund portfolios or in portfolios of other mutual funds;
(4) to invest the assets of the Variable Account in securities other than Eligible Fund shares or in shares of a different series of the Eligible Funds as a substitute for such shares already purchased or as the securities to be purchased in the future, to withdraw the availability of a series of the Eligible Funds as an investment option under the Policies, or to transfer assets to NEVLICO's general account as permitted by applicable law; (5) to operate the Variable Account as a management investment company under the Investment Company Act of 1940 or in any other form permitted by law; and (6) to deregister the Variable Account under the Investment Company Act of 1940 if registration is no longer required. NEVLICO will exercise these rights in accordance with applicable law, including approval of Policy Owners if required. NEVLICO will notify you if exercise of any of these rights would result in a material change in the Variable Account or its investments.

                               TOLL-FREE NUMBERS

  For information about historical values of the Variable Account sub-accounts, call the toll-free number 1-800-333-2501.

  For sub-account transfers or premium reallocations, call the toll-free number 1-800-200-2214. (This number is not available for sub-account transfers under Policies issued in New York.)

                                    REPORTS

  NEVLICO will send you a statement annually showing your Policy's death benefit, cash value and any outstanding Policy loan principal. NEVLICO will also confirm Policy loans, sub-account transfers, lapses, surrenders and other Policy transactions when they occur.

  You will be sent semiannual reports containing the financial statements of the Variable Account and the Eligible Funds.

                             ADVERTISING PRACTICES

  NEVLICO may from time to time receive endorsements of the Policies from professional organizations. NEVLICO may refer to or use such endorsements in advertisements or sales material for the Policies. NEVLICO may also pay the professional organization making the endorsement for the use of its customer or mailing lists in order to distribute promotional materials regarding the Policies. An endorsement of the Policies by a third party is not necessarily indicative of the future performance or results which may be obtained by persons who purchase the Policies.

  From time to time, articles discussing the Variable Account's investment experience, performance rankings and other characteristics may appear in national publications. Some or all of these publishers or ranking services (including, but not limited to Lipper Analytical Services, Inc. and Morningstar, Inc.) may publish their own rankings or performance reviews of variable contract separate accounts, including the Variable Account. References to, reprints or portions of reprints of such articles or rankings may be used by NEVLICO as sales literature or advertising material and may include rankings that indicate the names of other variable contract separate accounts and their investment experience.

  Articles and releases, developed by NEVLICO, the Eligible Funds and other parties, about the Variable Account or the Eligible Funds regarding individual Eligible Funds' and fund groups' asset levels and sales volumes, statistics and analyses of industry sales volume and asset levels, and other characteristics may appear in various publications. References to or reprints of such articles may be used in promotional literature for the Policies or the Variable Account. Such literature may refer to personnel of the advisers, who have portfolio management responsibility, and their investment style. The reference may allude to or include excerpts from articles appearing in the media.

  The advertising and sales literature for the Policies and the Variable Account may refer to historical, current and prospective economic trends.

  In addition, sales literature may be published concerning topics of general investor interest for the benefit of registered representatives and prospective Policy Owners. These materials may include, but are not limited to, discussions of college planning, retirement planning, reasons for investing and historical examples of the investment performance of various classes of securities, securities markets and indices.

                                 LEGAL MATTERS

  Legal matters in connection with the Policies described in this prospectus have been passed on by H. James Wilson, General Counsel and Secretary of NEVLICO. Sutherland, Asbill & Brennan, Washington, D.C., has provided advice on certain matters relating to the Federal securities laws.

                            REGISTRATION STATEMENT

  This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. Copies of such additional information may be obtained from the SEC upon payment of the prescribed fee.

                                    EXPERTS

  The financial statements of New England Variable Life Insurance Company and of the Variable Account have been audited by Coopers & Lybrand, independent auditors, as stated in their opinions appearing herein and have been so included in reliance upon their authority as experts in accounting and auditing.

  Actuarial matters included in this prospectus have been examined by Rodney
J. Chandler, F.S.A., M.A.A.A., Chief Actuary of NEVLICO, as stated in his opinion filed as an exhibit to the Registration Statement.

                                  APPENDIX A

                       ILLUSTRATIONS OF DEATH BENEFITS,
        CASH VALUES, NET CASH VALUES AND ACCUMULATED SCHEDULED PREMIUMS

  The tables in Appendix A illustrate the way the Policies operate. They show how the death benefit, net cash value and cash value could vary over an extended period of time assuming hypothetical gross rates of return (i.e., investment income and capital gains and losses, realized or unrealized) for the Variable Account equal to constant after tax annual rates of 0%, 6% and 12%. The tables are based on annual premium payments of $16,000 for a male and a female, both aged 55. The insureds are each assumed to be in the nonsmoker standard risk classification. The Tables assume no rider benefits. Values are first given based on current mortality and other Policy charges and then based on guaranteed mortality and other Policy charges. In addition, each illustration is given for a Policy with an Option A death benefit, a Policy with an Option B death benefit and a Policy with an Option C death benefit. A Policy with an Option D death benefit, under the circumstances illustrated, will have the same values as a Policy with an Option B death benefit. These tables may assist in the comparison of death benefits, net cash values and cash values for the Policies with those under other variable life insurance policies which may be issued by NEVLICO or other companies.

  Death benefits, net cash values and cash values for a Policy would be different from the amounts shown if the actual gross rates of return averaged 0%, 6% or 12%, but varied above and below that average for the period, if premiums were paid in other amounts or at other than annual intervals. They would also be different depending on the allocation of cash value among the Variable Account's sub-accounts, if the actual gross rate of return for all sub-accounts averaged 0%, 6% or 12%, but varied above or below that average for individual sub-accounts. They would also differ if any policy loan or partial surrender were made during the period of time illustrated, if either or both insureds were in the smoker standard risk classification or a substandard risk classification, or if the Policies were issued at unisex rates.

  The death benefits, net cash values and cash values shown in the tables reflect the fact that: (i) deductions have been made from premiums for the sales charge and state and federal premium tax charge; and (ii) a Monthly Deduction (consisting of a Policy fee, an administrative charge, a minimum death benefit guarantee charge, a charge for the cost of insurance and charges for any additional benefits) are deducted from the cash value on the first day of each Policy month. The net cash values shown in the tables reflect the fact that a Surrender Charge (consisting of a Deferred Sales Charge and a Deferred Administrative Charge) is deducted from the cash value upon surrender, face reduction or lapse during the first 14 Policy years. The death benefits, net cash values and cash values also reflect a daily charge assessed against the Variable Account for mortality and expense risks equivalent to an annual charge of .90% of the average daily value of the assets in the Variable Account attributable to the Policies. (See "Charges and Expenses".) The amounts shown in the table also reflect an average of the investment advisory fees and operating expenses incurred by the Eligible Funds, at an annual rate of .775% of the average daily net assets of the Eligible Funds. This average reflects voluntary expense cap and expense deferral arrangements between TNE Advisers and the Zenith Fund under which TNE Advisers bear operating expenses of the Zenith Fund that exceed certain amounts. TNE Advisers could terminate the expense cap and expense deferral arrangements at any time. If TNE Advisers terminates these arrangements, the values illustrated on the following pages could be less. (See "Charges Against the Eligible Funds and the Sub-Accounts of the Variable Account" and "Investment Management".)

  Taking account of the charges for mortality and expense risks in the Variable Account and the average investment advisory fee and operating expenses of the Eligible Funds, the gross annual rates of return of 0%, 6% and 12% correspond to net investment experience at constant annual rates of - 1.66%, 4.24% and 10.14%, respectively. (See "Net Investment Experience".)

  The hypothetical rates of return shown in the tables do not reflect any tax charges attributable to the Variable Account since no such charges are currently made. If any such charges are imposed in the future, the gross annual rate of return would have to exceed the rates shown by an amount sufficient to cover the tax charges, in order to produce the death benefits, net cash values and cash values illustrated. (See "Charges for NEVLICO's Income Taxes".)

  The second column of each table shows the amount which would accumulate if an amount equal to the annual premium were invested to earn interest, after taxes, of 5% per year, compounded annually.

  The internal rate of return on net cash value is equivalent to an interest rate (after taxes) at which an amount equal to the illustrated premiums could have been invested outside the Policy to arrive at the net cash value of the Policy. The internal rate of return on the death benefit is equivalent to an interest rate (after taxes) at which an amount equal to the illustrated premiums could have been invested outside the Policy to arrive at the death benefit of the Policy. The internal rate of return is compounded annually, and the premiums are assumed to be paid at the beginning of each Policy year.

  NEVLICO will furnish upon request a personalized illustration reflecting the proposed insureds' age, sex, underwriting classification, and the face amount or premium payment schedule requested. Where applicable, NEVLICO will also furnish upon request an illustration for a Policy which is not affected by the sex of the insureds.

  The illustrations using current Policy charges assume that the 9% sales charge is waived after the 15th policy year. For Policies issued in Pennsylvania, NEVLICO does not intend to waive this charge until after the 17th policy year. Purchasers in Pennsylvania should refer to a personalized illustration, which will reflect the longer duration of this sales charge.

                       MALE AND FEMALE BOTH ISSUE AGE 55
       $16,000 ANNUAL PREMIUM FOR NON-SMOKER STANDARD UNDERWRITING RISK
                            $1,000,000 FACE AMOUNT
           OPTION A (ENHANCED WITH FACE AMOUNT)--FIXED DEATH BENEFIT

             THIS ILLUSTRATION IS BASED ON CURRENT POLICY CHARGES.

                             DEATH BENEFIT                NET CASH VALUE               CASH VALUE
         PREMIUMS        ASSUMING HYPOTHETICAL         ASSUMING HYPOTHETICAL      ASSUMING HYPOTHETICAL
 END    ACCUMULATED           GROSS ANNUAL                 GROSS ANNUAL               GROSS ANNUAL
  OF       AT 5%           RATE OF RETURN OF             RATE OF RETURN OF          RATE OF RETURN OF
POLICY   INTEREST   -------------------------------- ------------------------- ---------------------------
 YEAR    PER YEAR       0%         6%        12%       0%      6%       12%       0%       6%       12%
------  -----------     --         --        ---       --      --       ---       --       --       ---
  1     $   16,800  $1,000,000 $1,000,000 $1,000,000 $ 6,047 $ 6,820 $   7,594 $ 12,115 $ 12,888 $  13,662
  2         34,440   1,000,000  1,000,000  1,000,000  18,575  20,889    23,295   24,644   26,957    29,364
  3         52,962   1,000,000  1,000,000  1,000,000  23,990  28,646    33,677   36,856   41,512    46,543
  4         72,410   1,000,000  1,000,000  1,000,000  35,885  43,700    52,480   48,751   56,566    65,346
  5         92,831   1,000,000  1,000,000  1,000,000  47,460  59,270    73,066   60,326   72,136    85,932
  6        114,272   1,000,000  1,000,000  1,000,000  60,098  76,755    96,997   71,579   88,236   108,478
  7        136,786   1,000,000  1,000,000  1,000,000  72,412  94,788   123,083   82,507  104,883   133,179
  8        160,425   1,000,000  1,000,000  1,000,000  84,394 113,381   151,539   93,105  122,092   160,250
  9        185,246   1,000,000  1,000,000  1,000,000  96,037 132,550   182,601  103,363  139,875   189,926
 10        211,309   1,000,000  1,000,000  1,000,000 107,336 152,311   216,535  113,276  158,252   222,475
 15        362,520   1,000,000  1,000,000  1,000,000 163,994 266,661   446,788  163,994  266,661   446,788
 20        555,508   1,000,000  1,000,000  1,265,687 210,150 401,840   815,783  210,150  401,840   815,783
 25        801,815   1,000,000  1,000,000  2,116,936 231,327 553,827 1,390,434  231,327  553,827 1,390,434
 30      1,116,173   1,000,000  1,094,750  3,383,012 199,518 719,047 2,222,011  199,518  719,047 2,222,011
 35      1,517,381   1,000,000  1,283,644  4,894,600  23,468 843,116 3,214,844   23,468  843,116 3,214,844
         INTERNAL RATE OF RETURN
            ON NET CASH VALUE            INTERNAL RATE OF RETURN
                 ASSUMING                   ON DEATH BENEFIT
 END        HYPOTHETICAL GROSS         ASSUMING HYPOTHETICAL GROSS
  OF     ANNUAL RATE OF RETURN OF       ANNUAL RATE OF RETURN OF
POLICY  ----------------------------- --------------------------------
 YEAR      0%        6%       12%        0%         6%         12%
------     --        --       ---        --         --         ---
  1       -62.21%   -57.38%   -52.54%  6,150.00%  6,150.00%  6,150.00%
  2       -31.22    -25.28    -19.39     642.15     642.15     642.15
  3       -30.87    -23.68    -16.70     258.47     258.47     258.47
  4       -21.85    -14.69     -7.78     148.92     148.92     148.92
  5       -16.92     -9.84     -3.01     100.39     100.39     100.39
  6       -13.25     -6.36       .30      73.77      73.77      73.77
  7       -10.92     -4.17      2.36      57.22      57.22      57.22
  8        -9.35     -2.70      3.74      46.06      46.06      46.06
  9        -8.23     -1.66      4.72      38.07      38.07      38.07
 10        -7.41      -.90      5.43      32.11      32.11      32.11
 15        -4.93      1.31      7.44      16.46      16.46      16.46
 20        -4.20      2.12      8.26       9.93       9.93      11.84
 25        -4.53      2.42      8.61       6.48       6.48      11.25
 30        -6.50      2.49      8.65       4.39       4.89      10.78
 35       -40.54      2.17      8.33       3.02       4.22      10.11

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NEVLICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                       MALE AND FEMALE BOTH ISSUE AGE 55
       $16,000 ANNUAL PREMIUM FOR NON-SMOKER STANDARD UNDERWRITING RISK
                            $1,000,000 FACE AMOUNT
 OPTION B (ENHANCED WITH FACE AMOUNT PLUS CASH VALUE)--VARIABLE DEATH BENEFIT

             THIS ILLUSTRATION IS BASED ON CURRENT POLICY CHARGES.

                             DEATH BENEFIT                  NET CASH VALUE                 CASH VALUE
         PREMIUMS        ASSUMING HYPOTHETICAL          ASSUMING HYPOTHETICAL        ASSUMING HYPOTHETICAL
 END    ACCUMULATED           GROSS ANNUAL                   GROSS ANNUAL                 GROSS ANNUAL
  OF       AT 5%           RATE OF RETURN OF              RATE OF RETURN OF            RATE OF RETURN OF
POLICY   INTEREST   -------------------------------- ---------------------------- ----------------------------
 YEAR    PER YEAR       0%         6%        12%        0%       6%       12%        0%       6%       12%
------  -----------     --         --        ---        --       --       ---        --       --       ---
  1     $   16,800  $1,012,115 $1,012,888 $1,013,662 $  6,046 $  6,819 $    7,593 $ 12,115 $ 12,888 $   13,662
  2         34,440   1,024,640  1,026,953  1,029,358   18,571   20,884     23,290   24,640   26,953     29,358
  3         52,962   1,036,842  1,041,495  1,046,525   23,976   28,629     33,659   36,842   41,495     46,525
  4         72,410   1,048,717  1,056,527  1,065,300   35,851   43,661     52,434   48,717   56,527     65,300
  5         92,831   1,060,261  1,072,056  1,085,835   47,395   59,190     72,969   60,261   72,056     85,835
  6        114,272   1,071,466  1,088,093  1,108,297   59,985   76,612     96,816   71,466   88,093    108,297
  7        136,786   1,082,327  1,104,646  1,132,868   72,231   94,550    122,772   82,327  104,646    132,868
  8        160,425   1,092,832  1,121,720  1,159,744   84,121  113,009    151,033   92,832  121,720    159,744
  9        185,246   1,102,968  1,139,317  1,189,139   95,642  131,991    181,813  102,968  139,317    189,139
 10        211,309   1,112,725  1,157,443  1,221,290  106,785  151,502    215,349  112,725  157,443    221,290
 15        362,520   1,163,044  1,264,921  1,443,587  163,044  264,921    443,587  163,044  264,921    443,587
 20        555,508   1,206,799  1,394,825  1,801,744  206,799  394,825    801,744  206,799  394,825    801,744
 25        801,815   1,218,793  1,522,505  2,345,622  218,793  522,505  1,345,622  218,793  522,505  1,345,622
 30      1,116,173   1,163,616  1,604,711  3,142,657  163,616  604,711  2,142,657  163,616  604,711  2,142,657
 35      1,517,381              1,528,113  4,233,203           528,113  3,233,203           528,113  3,233,203
         INTERNAL RATE OF RETURN
            ON NET CASH VALUE            INTERNAL RATE OF RETURN
                 ASSUMING                   ON DEATH BENEFIT
 END        HYPOTHETICAL GROSS         ASSUMING HYPOTHETICAL GROSS
  OF     ANNUAL RATE OF RETURN OF       ANNUAL RATE OF RETURN OF
POLICY  ----------------------------- --------------------------------
 YEAR      0%        6%       12%        0%         6%         12%
------     --        --       ---        --         --         ---
  1       -62.21%   -57.38%   -52.54%  6,225.72%  6,230.55%  6,235.39%
  2       -31.23    -25.29    -19.40     651.81     652.71     653.65
  3       -30.90    -23.70    -16.73     263.34     263.95     264.60
  4       -21.88    -14.73     -7.82     152.39     152.93     153.54
  5       -16.97     -9.88     -3.05     103.22     103.76     104.38
  6       -13.31     -6.41       .24      76.24      76.80      77.46
  7       -10.99     -4.24      2.30      59.47      60.05      60.77
  8        -9.42     -2.78      3.67      48.14      48.76      49.55
  9        -8.32     -1.75      4.63      40.04      40.69      41.55
 10        -7.51      -.99      5.34      33.98      34.67      35.62
 15        -5.01      1.23      7.35      18.11      19.03      20.47
 20        -4.37      1.96      8.11      11.46      12.62      14.64
 25        -5.04      2.00      8.41       7.77       9.19      11.89
 30        -8.30      1.45      8.47       5.23       6.96      10.41
 35                   -.33      8.35                  5.03       9.50

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NEVLICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                       MALE AND FEMALE BOTH ISSUE AGE 55
       $16,000 ANNUAL PREMIUM FOR NON-SMOKER STANDARD UNDERWRITING RISK
                            $1,000,000 FACE AMOUNT
                  OPTION C (FACE AMOUNT)--FIXED DEATH BENEFIT

             THIS ILLUSTRATION IS BASED ON CURRENT POLICY CHARGES.

                             DEATH BENEFIT                 NET CASH VALUE               CASH VALUE
         PREMIUMS        ASSUMING HYPOTHETICAL         ASSUMING HYPOTHETICAL       ASSUMING HYPOTHETICAL
 END    ACCUMULATED           GROSS ANNUAL                  GROSS ANNUAL               GROSS ANNUAL
  OF       AT 5%           RATE OF RETURN OF             RATE OF RETURN OF           RATE OF RETURN OF
POLICY   INTEREST   -------------------------------- -------------------------- ---------------------------
 YEAR    PER YEAR       0%         6%        12%       0%       6%       12%       0%       6%       12%
------  -----------     --         --        ---       --       --       ---       --       --       ---
  1     $   16,800  $1,000,000 $1,000,000 $1,000,000 $ 6,047 $  6,820 $   7,594 $ 12,115 $ 12,888 $  13,662
  2         34,440   1,000,000  1,000,000  1,000,000  18,575   20,889    23,295   24,644   26,957    29,364
  3         52,962   1,000,000  1,000,000  1,000,000  23,990   28,646    33,677   36,856   41,512    46,543
  4         72,410   1,000,000  1,000,000  1,000,000  35,885   43,700    52,480   48,751   56,566    65,346
  5         92,831   1,000,000  1,000,000  1,000,000  47,460   59,270    73,066   60,326   72,136    85,932
  6        114,272   1,000,000  1,000,000  1,000,000  60,098   76,755    96,997   71,579   88,236   108,478
  7        136,786   1,000,000  1,000,000  1,000,000  72,412   94,788   123,083   82,507  104,883   133,179
  8        160,425   1,000,000  1,000,000  1,000,000  84,394  113,381   151,539   93,105  122,092   160,250
  9        185,246   1,000,000  1,000,000  1,000,000  96,037  132,550   182,601  103,363  139,875   189,926
 10        211,309   1,000,000  1,000,000  1,000,000 107,336  152,311   216,535  113,276  158,252   222,475
 15        362,520   1,000,000  1,000,000  1,000,000 163,994  266,661   446,788  163,994  266,661   446,788
 20        555,508   1,000,000  1,000,000  1,000,000 210,150  401,840   817,020  210,150  401,840   817,020
 25        801,815   1,000,000  1,000,000  1,489,944 231,327  553,827 1,418,994  231,327  553,827 1,418,994
 30      1,116,173   1,000,000  1,000,000  2,505,257 199,518  722,599 2,385,959  199,518  722,599 2,385,959
 35      1,517,381   1,000,000  1,000,000  4,111,413  23,468  923,004 3,915,632   23,468  923,004 3,915,632
         INTERNAL RATE OF RETURN
            ON NET CASH VALUE            INTERNAL RATE OF RETURN
                 ASSUMING                   ON DEATH BENEFIT
 END        HYPOTHETICAL GROSS         ASSUMING HYPOTHETICAL GROSS
  OF     ANNUAL RATE OF RETURN OF       ANNUAL RATE OF RETURN OF
POLICY  ----------------------------- --------------------------------
 YEAR      0%        6%       12%        0%         6%         12%
------     --        --       ---        --         --         ---
  1       -62.21%   -57.38%   -52.54%  6,150.00%  6,150.00%  6,150.00%
  2       -31.22    -25.28    -19.39     642.15     642.15     642.15
  3       -30.87    -23.68    -16.70     258.47     258.47     258.47
  4       -21.85    -14.69     -7.78     148.92     148.92     148.92
  5       -16.92     -9.84     -3.01     100.39     100.39     100.39
  6       -13.25     -6.36       .30      73.77      73.77      73.77
  7       -10.92     -4.17      2.36      57.22      57.22      57.22
  8        -9.35     -2.70      3.74      46.06      46.06      46.06
  9        -8.23     -1.66      4.72      38.07      38.07      38.07
 10        -7.41      -.90      5.43      32.11      32.11      32.11
 15        -4.93      1.31      7.44      16.46      16.46      16.46
 20        -4.20      2.12      8.27       9.93       9.93       9.93
 25        -4.53      2.42      8.74       6.48       6.48       9.05
 30        -6.50      2.52      9.02       4.39       4.39       9.27
 35       -40.54      2.62      9.17       3.02       3.02       9.38

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NEVLICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                       MALE AND FEMALE BOTH ISSUE AGE 55
       $16,000 ANNUAL PREMIUM FOR NON-SMOKER STANDARD UNDERWRITING RISK
                            $1,000,000 FACE AMOUNT
           OPTION A (ENHANCED WITH FACE AMOUNT)--FIXED DEATH BENEFIT

           THIS ILLUSTRATION IS BASED ON GUARANTEED POLICY CHARGES.

                             DEATH BENEFIT                  NET CASH VALUE                 CASH VALUE
         PREMIUMS        ASSUMING HYPOTHETICAL          ASSUMING HYPOTHETICAL        ASSUMING HYPOTHETICAL
 END    ACCUMULATED           GROSS ANNUAL                   GROSS ANNUAL                 GROSS ANNUAL
  OF       AT 5%           RATE OF RETURN OF              RATE OF RETURN OF            RATE OF RETURN OF
POLICY   INTEREST   -------------------------------- ---------------------------- ----------------------------
 YEAR    PER YEAR       0%         6%        12%        0%       6%       12%        0%       6%       12%
------  -----------     --         --        ---        --       --       ---        --       --       ---
  1     $   16,800  $1,000,000 $1,000,000 $1,000,000 $  5,541 $  6,298 $    7,056 $ 11,610 $ 12,367 $   13,125
  2         34,440   1,000,000  1,000,000  1,000,000   17,565   19,815     22,157   23,634   25,884     28,226
  3         52,962   1,000,000  1,000,000  1,000,000   22,463   26,976     31,856   35,329   39,842     44,722
  4         72,410   1,000,000  1,000,000  1,000,000   33,811   41,370     49,867   46,677   54,236     62,733
  5         92,831   1,000,000  1,000,000  1,000,000   44,791   56,191     69,520   57,657   69,057     82,386
  6        114,272   1,000,000  1,000,000  1,000,000   56,758   72,811     92,337   68,239   84,292    103,818
  7        136,786   1,000,000  1,000,000  1,000,000   68,292   89,820    117,077   78,388   99,916    127,172
  8        160,425   1,000,000  1,000,000  1,000,000   79,340  107,182    143,887   88,051  115,892    152,598
  9        185,246   1,000,000  1,000,000  1,000,000   89,835  124,840    172,921   97,161  132,165    180,246
 10        211,309   1,000,000  1,000,000  1,000,000   99,692  142,724    204,339  105,633  148,664    210,279
 15        362,520   1,000,000  1,000,000  1,000,000  135,060  231,700    403,877  135,060  231,700    403,877
 20        555,508   1,000,000  1,000,000  1,088,053  127,020  302,423    701,291  127,020  302,423    701,291
 25        801,815   1,000,000  1,000,000  1,704,901   26,002  316,905  1,119,803   26,002  316,905  1,119,803
 30      1,116,173              1,000,000  2,386,058           158,067  1,567,197           158,067  1,567,197
 35      1,517,381                         2,708,638                    1,779,073                    1,779,073
         INTERNAL RATE OF RETURN
            ON NET CASH VALUE            INTERNAL RATE OF RETURN
                 ASSUMING                   ON DEATH BENEFIT
 END        HYPOTHETICAL GROSS         ASSUMING HYPOTHETICAL GROSS
  OF     ANNUAL RATE OF RETURN OF       ANNUAL RATE OF RETURN OF
POLICY  ----------------------------- --------------------------------
 YEAR      0%        6%       12%        0%         6%         12%
------     --        --       ---        --         --         ---
  1       -65.37%   -60.64%   -55.90%  6,150.00%  6,150.00%  6,150.00%
  2       -33.90    -28.00    -22.14     642.15     642.15     642.15
  3       -33.43    -26.17    -19.14     258.47     258.47     258.47
  4       -23.95    -16.71     -9.74     148.92     148.92     148.92
  5       -18.74    -11.55     -4.64     100.39     100.39     100.39
  6       -14.86     -7.85     -1.11      73.77      73.77      73.77
  7       -12.40     -5.52      1.11      57.22      57.22      57.22
  8       -10.76     -3.96      2.59      46.06      46.06      46.06
  9        -9.62     -2.87      3.64      38.07      38.07      38.07
 10        -8.82     -2.09      4.40      32.11      32.11      32.11
 15        -7.60      -.44      6.27      16.46      16.46      16.46
 20        -9.95      -.54      6.99       9.93       9.93      10.62
 25       -38.09     -1.84      7.22       6.48       6.48       9.91
 30                  -8.63      6.83                  4.39       9.02
 35                             5.73                             7.59

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NEVLICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                       MALE AND FEMALE BOTH ISSUE AGE 55
       $16,000 ANNUAL PREMIUM FOR NON-SMOKER STANDARD UNDERWRITING RISK
                            $1,000,000 FACE AMOUNT
 OPTION B (ENHANCED WITH FACE AMOUNT PLUS CASH VALUE)--VARIABLE DEATH BENEFIT

           THIS ILLUSTRATION IS BASED ON GUARANTEED POLICY CHARGES.

                             DEATH BENEFIT                  NET CASH VALUE                CASH VALUE
         PREMIUMS        ASSUMING HYPOTHETICAL          ASSUMING HYPOTHETICAL       ASSUMING HYPOTHETICAL
 END    ACCUMULATED           GROSS ANNUAL                   GROSS ANNUAL                GROSS ANNUAL
  OF       AT 5%           RATE OF RETURN OF              RATE OF RETURN OF           RATE OF RETURN OF
POLICY   INTEREST   -------------------------------- ---------------------------- --------------------------
 YEAR    PER YEAR       0%         6%        12%        0%       6%       12%       0%      6%       12%
------  -----------     --         --        ---        --       --       ---       --      --       ---
  1     $   16,800  $1,011,609 $1,012,366 $1,013,124 $  5,541 $  6,297 $    7,055 $11,609 $12,366 $   13,124
  2         34,440   1,023,629  1,025,879  1,028,220   17,560   19,810     22,151  23,629  25,879     28,220
  3         52,962   1,035,313  1,039,824  1,044,702   22,447   26,958     31,836  35,313  39,824     44,702
  4         72,410   1,046,640  1,054,192  1,062,682   33,774   41,326     49,816  46,640  54,192     62,682
  5         92,831   1,057,582  1,068,966  1,082,275   44,716   56,100     69,409  57,582  68,966     82,275
  6        114,272   1,068,103  1,084,119  1,103,601   56,622   72,639     92,120  68,103  84,119    103,601
  7        136,786   1,078,158  1,099,615  1,126,780   68,063   89,520    116,684  78,158  99,615    126,780
  8        160,425   1,087,686  1,115,396  1,151,926   78,976  106,685    143,215  87,686 115,396    151,926
  9        185,246   1,096,603  1,131,378  1,179,139   89,277  124,052    171,813  96,603 131,378    179,139
 10        211,309   1,104,806  1,147,454  1,208,511   98,865  141,513    202,570 104,806 147,454    208,511
 15        362,520   1,130,961  1,224,406  1,390,791  130,961  224,406    390,791 130,961 224,406    390,791
 20        555,508   1,113,777  1,272,253  1,633,043  113,777  272,253    633,043 113,777 272,253    633,043
 25        801,815              1,218,496  1,897,578           218,496    897,578         218,496    897,578
 30      1,116,173                         2,070,984                    1,070,984                  1,070,984
 35      1,517,381                         1,873,924                      873,924                    873,924
         INTERNAL RATE OF RETURN
            ON NET CASH VALUE            INTERNAL RATE OF RETURN
                 ASSUMING                   ON DEATH BENEFIT
 END        HYPOTHETICAL GROSS         ASSUMING HYPOTHETICAL GROSS
  OF     ANNUAL RATE OF RETURN OF       ANNUAL RATE OF RETURN OF
POLICY  ----------------------------- --------------------------------
 YEAR      0%        6%       12%        0%         6%         12%
------     --        --       ---        --         --         ---
  1       -65.37%   -60.64%   -55.90%  6,222.56%  6,227.29%  6,232.03%
  2       -33.92    -28.01    -22.15     651.42     652.29     653.20
  3       -33.45    -26.19    -19.17     263.14     263.73     264.37
  4       -23.99    -16.75     -9.77     152.24     152.77     153.36
  5       -18.80    -11.60     -4.70     103.09     103.61     104.22
  6       -14.93     -7.92     -1.18      76.13      76.67      77.31
  7       -12.48     -5.60      1.02      59.36      59.92      60.62
  8       -10.86     -4.06      2.49      48.03      48.62      49.39
  9        -9.75     -3.00      3.51      39.92      40.55      41.38
 10        -8.98     -2.25      4.25      33.85      34.52      35.43
 15        -8.04      -.84      5.88      17.81      18.67      20.06
 20       -11.35     -1.57      6.12      10.81      11.88      13.87
 25                  -5.05      5.76                  7.77      10.57
 30                             4.77                             8.29
 35                             2.35                             5.96

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NEVLICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                       MALE AND FEMALE BOTH ISSUE AGE 55
       $16,000 ANNUAL PREMIUM FOR NON-SMOKER STANDARD UNDERWRITING RISK
                            $1,000,000 FACE AMOUNT
                  OPTION C (FACE AMOUNT)--FIXED DEATH BENEFIT

           THIS ILLUSTRATION IS BASED ON GUARANTEED POLICY CHARGES.

                             DEATH BENEFIT                  NET CASH VALUE                 CASH VALUE
         PREMIUMS        ASSUMING HYPOTHETICAL          ASSUMING HYPOTHETICAL        ASSUMING HYPOTHETICAL
 END    ACCUMULATED           GROSS ANNUAL                   GROSS ANNUAL                 GROSS ANNUAL
  OF       AT 5%           RATE OF RETURN OF              RATE OF RETURN OF            RATE OF RETURN OF
POLICY   INTEREST   -------------------------------- ---------------------------- ----------------------------
 YEAR    PER YEAR       0%         6%        12%        0%       6%       12%        0%       6%       12%
------  -----------     --         --        ---        --       --       ---        --       --       ---
  1     $   16,800  $1,000,000 $1,000,000 $1,000,000 $  5,541 $  6,298 $    7,056 $ 11,610 $ 12,367 $   13,125
  2         34,440   1,000,000  1,000,000  1,000,000   17,565   19,815     22,157   23,634   25,884     28,226
  3         52,962   1,000,000  1,000,000  1,000,000   22,463   26,976     31,856   35,329   39,842     44,722
  4         72,410   1,000,000  1,000,000  1,000,000   33,811   41,370     49,867   46,677   54,236     62,733
  5         92,831   1,000,000  1,000,000  1,000,000   44,791   56,191     69,520   57,657   69,057     82,386
  6        114,272   1,000,000  1,000,000  1,000,000   56,758   72,811     92,337   68,239   84,292    103,818
  7        136,786   1,000,000  1,000,000  1,000,000   68,292   89,820    117,077   78,388   99,916    127,172
  8        160,425   1,000,000  1,000,000  1,000,000   79,340  107,182    143,887   88,051  115,892    152,598
  9        185,246   1,000,000  1,000,000  1,000,000   89,835  124,840    172,921   97,161  132,165    180,246
 10        211,309   1,000,000  1,000,000  1,000,000   99,692  142,724    204,339  105,633  148,664    210,279
 15        362,520   1,000,000  1,000,000  1,000,000  135,060  231,700    403,877  135,060  231,700    403,877
 20        555,508   1,000,000  1,000,000  1,000,000  127,020  302,423    702,106  127,020  302,423    702,106
 25        801,815   1,000,000  1,000,000  1,259,080   26,002  316,905  1,199,124   26,002  316,905  1,199,124
 30      1,116,173              1,000,000  2,093,644           158,067  1,993,947           158,067  1,993,947
 35      1,517,381                         3,363,052                    3,202,907                    3,202,907
         INTERNAL RATE OF RETURN
            ON NET CASH VALUE            INTERNAL RATE OF RETURN
                 ASSUMING                   ON DEATH BENEFIT
 END        HYPOTHETICAL GROSS         ASSUMING HYPOTHETICAL GROSS
  OF     ANNUAL RATE OF RETURN OF       ANNUAL RATE OF RETURN OF
POLICY  ----------------------------- --------------------------------
 YEAR      0%        6%       12%        0%         6%         12%
------     --        --       ---        --         --         ---
  1       -65.37%   -60.64%   -55.90%  6,150.00%  6,150.00%  6,150.00%
  2       -33.90    -28.00    -22.14     642.15     642.15     642.15
  3       -33.43    -26.17    -19.14     258.47     258.47     258.47
  4       -23.95    -16.71     -9.74     148.92     148.92     148.92
  5       -18.74    -11.55     -4.64     100.39     100.39     100.39
  6       -14.86     -7.85     -1.11      73.77      73.77      73.77
  7       -12.40     -5.52      1.11      57.22      57.22      57.22
  8       -10.76     -3.96      2.59      46.06      46.06      46.06
  9        -9.62     -2.87      3.64      38.07      38.07      38.07
 10        -8.82     -2.09      4.40      32.11      32.11      32.11
 15        -7.60      -.44      6.27      16.46      16.46      16.46
 20        -9.95      -.54      7.00       9.93       9.93       9.93
 25       -38.09     -1.84      7.66       6.48       6.48       7.98
 30                  -8.63      8.10                  4.39       8.35
 35                             8.31                             8.52

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NEVLICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                  APPENDIX B

                       INVESTMENT EXPERIENCE INFORMATION

  The information contained in this Appendix gives hypothetical illustrations of the Variable Account's and the Policy's investment experience based on the historical investment experience of the Eligible Funds. It does not represent what may happen in the future.

     The Policies were not available until January, 1994. The Zenith Fund and the Variable Account commenced operations on August 26, 1983. The Westpeak Stock Index and Back Bay Advisors Managed Series of the Zenith Fund commenced operations on May 1, 1987. The Westpeak Value Growth Series and Loomis Sayles Avanti Growth Series of the Zenith Fund commenced operations on April 30, 1993. The Loomis Sayles Small Cap Series commenced operations on May 2, 1994 and was made available under the Policies on December 19, 1994. The remaining Zenith Fund series commenced operations on October 31, 1994 and are anticipated to be made available under the Policies, subject to any necessary state insurance department approvals, by early 1996. The Equity-Income Portfolio and Overseas Portfolio of the VIP Fund commenced operations on October 9, 1986 and January 28, 1987, respectively. The High Income Portfolio of the VIP Fund and the Asset Manager Portfolio of the VIP Fund II commenced operations on September 19, 1985 and September 6, 1989, respectively, and were added as investment options on December 19, 1994. The illustrations are based on the actual investment experience of the relevant Eligible Funds for the periods shown (and reflect actual charges and expenses incurred by the Eligible Funds), and reflect a charge for mortality and expense risks against the Variable Account's assets at an annual rate of .90%. The illustrations assume that premiums are paid at the beginning of each year and that no loans, transfers or other Policy Owner transactions were made during the periods shown.

VARIABLE ACCOUNT INVESTMENT EXPERIENCE

  The Policies are supported by the Variable Account which invests in the Eligible Funds. The investment experience of the sub-account or sub-accounts you choose will affect the values and benefits of your Policy.

  Many factors in addition to investment experience will affect the actual values and benefits of your Policy. For instance, these investment experience figures do not reflect the charges deducted from premiums and Monthly Deductions from the cash value. (See "Charges and Expenses".)

NET RATES OF RETURN

  The annual net rate is the effective earnings rate at which the investment sub-accounts increased or decreased over a one year period, based on the investment experience of the relevant Eligible Funds. The rate is calculated by taking the difference between the sub-accounts' ending values and beginning values of the period and dividing it by the beginning values of the period.

  The effective annual net rate of return since inception is the annualized effective interest rate at which the sub-accounts increased or decreased since the inception dates of the sub-accounts. For each sub-account, the rate is calculated by taking the difference between the sub-account's ending value and the value on the date of its inception and dividing it by the value on the date of inception. This result is the total net rate of return since inception ("Total Return"). The effective annual net rate of return is the rate which, if compounded annually, would equal the total net rate of return since inception.

                     SUB-ACCOUNT INVESTING IN ZENITH FUND

                                                           ANNUAL NET RATE OF RETURN
                  -----------------------------------------------------------------------------------------------------------
                                                                  FOR ONE YEAR ENDING
                  8/26/83- --------------------------------------------------------------------------------------------------
SUB-ACCOUNT       12/31/83 12/31/84 12/31/85 12/31/86 12/31/87 12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94
-----------       -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
Capital Growth*.   8.52%    -1.25%   66.59%   93.46%   51.34%   -9.63%   30.41%   -4.92%   52.61%   -6.90%   13.94%   -8.57%
Bond Income.....   2.72%    11.77    17.70    13.81     1.35     7.30    11.34     7.16    16.90     7.21    11.60    -4.45
Money Market....   2.97%     9.63     7.29     5.85     5.57     6.62     8.25     7.18     5.26     2.87     2.05     3.08
                  8/26/83- 8/26/83-
                  12/31/94 12/31/94
                   TOTAL   EFFECTIVE
SUB-ACCOUNT        RETURN   ANNUAL
-----------       -------- ---------
Capital Growth*.  766.83%   20.96%
Bond Income.....  166.67     9.03
Money Market....   90.70     5.85

                                                ANNUAL NET RATE OF RETURN
                         ----------------------------------------------------------------------- 6/1/87-   5/1/87-
                                                       FOR ONE YEAR ENDING                       12/31/94 12/31/94
                         5/1/87-  --------------------------------------------------------------  TOTAL   EFFECTIVE
SUB-ACCOUNT              12/31/87 12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94  RETURN   ANNUAL
-----------              -------- -------- -------- -------- -------- -------- -------- -------- -------- ---------
Stock Index............. -12.73%   14.32%   32.33%   -6.61%   29.27%   6.33%    8.74%     0.15%   84.56%    8.32%
Managed.................  -1.26%    8.10    19.47     1.42    19.10    5.74     9.69     -2.07    74.95     7.57

                             ANNUAL NET RATE OF RETURN
                          ------------------------------- 4/30/93- 4/30/93-
                                    FOR ONE YEAR ENDING   12/31/94 12/31/94
                          4/30/93- ----------------------  TOTAL   EFFECTIVE
SUB-ACCOUNT               12/31/93 12/31/94                RETURN   ANNUAL
-----------               -------- --------               -------- ---------
Value Growth.............  13.55%   -2.40                  10.82%    6.35%
Avanti Growth............  14.05%   -2.24                  11.49     6.73

                                         ANNUAL NET RATE OF
                                               RETURN
                                        --------------------- 5/2/94-   5/2/94-
                                                              12/31/94 12/31/94
                                        5/2/94-                TOTAL   EFFECTIVE
SUB-ACCOUNT                             12/31/94               RETURN   ANNUAL
-----------                             --------              -------- ---------
Small Cap..............................  -4.59%                -4.59%      --

                                        ANNUAL NET RATE OF
                                              RETURN
                                      ---------------------- 10/31/94- 10/31/94-
                                                             12/31/94  12/31/94
                                      10/31/94-                TOTAL   EFFECTIVE
SUB-ACCOUNT                           12/31/94                RETURN    ANNUAL
-----------                           ---------              --------- ---------
Equity Growth**......................   -5.65%                 -5.65%      --
Balanced**...........................   - .36                  - .36       --
Value**..............................   -3.35                  -3.35       --
International Equity**...............    2.04                   2.04       --

----------
* Rates of return reflect the Capital Growth Series' former investment advisory fee of .50% of average daily net assets for the period through December 31, 1987 and its current advisory fee schedule thereafter.
** Consult your authorized NEVLICO agent regarding the availability of these sub-accounts.

           SUB-ACCOUNTS INVESTING IN VARIABLE INSURANCE PRODUCTS FUND

                                              ANNUAL NET RATE OF RETURN
                   -------------------------------------------------------------------------------- 10/9/86- 10/9/86-
                                                      FOR ONE YEAR ENDING                           12/31/94 12/31/94
                   10/9/86- -----------------------------------------------------------------------  TOTAL   EFFECTIVE
SUB-ACCOUNT        12/31/86 12/31/87 12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94  RETURN   ANNUAL
-----------        -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- ---------
Equity-Income.....   0.00%   -2.02%   20.83%   18.47%  -17.06%   30.26%   15.84%   17.23%   5.96%   118.04%    9.94%

                                                ANNUAL NET RATE OF RETURN
                         ----------------------------------------------------------------------- 5/1/87-   5/1/87-
                                                       FOR ONE YEAR ENDING                       12/31/94 12/31/94
                         1/28/87- --------------------------------------------------------------  TOTAL   EFFECTIVE
SUB-ACCOUNT              12/31/87 12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94  RETURN   ANNUAL
-----------              -------- -------- -------- -------- -------- -------- -------- -------- -------- ---------
Overseas................  -6.16%   8.63%    22.86%   -2.08%   7.03%   -11.52%   36.12%   0.29%    58.54%    5.99%

                                                 ANNUAL NET RATE OF RETURN
                 ----------------------------------------------------------------------------------------- 9/19/85- 9/19/85-
                                                        FOR ONE YEAR ENDING                                12/31/94 12/31/94
                 9/19/85- --------------------------------------------------------------------------------  TOTAL   EFFECTIVE
SUB-ACCOUNT      12/31/85 12/31/86 12/31/87 12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94  RETURN   ANNUAL
-----------      -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- ---------
High Income.....  6.11%    16.63%   0.31%    10.52%   -4.93%   -3.10%   33.87%   22.06%   19.32%   -2.34%  140.61%    9.92%

          SUB-ACCOUNT INVESTING IN VARIABLE INSURANCE PRODUCTS FUND II

                                       ANNUAL NET RATE OF RETURN
                         ----------------------------------------------------- 9/6/89-   9/6/89
                                              FOR ONE YEAR ENDING              12/31/94 12/31/94
                         9/6/89-  --------------------------------------------  TOTAL   EFFECTIVE
SUB-ACCOUNT              12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94  RETURN   ANNUAL
-----------              -------- -------- -------- -------- -------- -------- -------- ---------
Asset Manager...........  1.02%    5.24%    21.46%   10.71%   20.15%   -7.28%   59.27%    9.15%

POLICY PERFORMANCE

  The material below assumes a Policy was issued with a $1 million face amount and annual premiums of $16,000, paid on August 26 of each year (May 1 in the case of the Zenith Stock Index and Managed Sub-Accounts; May 2 in the case of the Zenith Small Cap Sub-Account; October 31 in the case of the Zenith Balanced, Zenith International Equity, Zenith Value and Zenith Equity Growth Sub-Accounts; October 9 in the case of the Equity-Income Sub-Account, January 28 in the case of the Overseas Sub-Account; April 30 in the case of the Zenith Value Growth and Zenith Avanti Growth Sub-Accounts; September 19 in the case of the High Income Sub-Account; September 6 in the case of the Asset Manager Sub-Account), to a male and a female, both age 55 in the nonsmoker standard risk category. The first example shows such a Policy with an Option A death benefit, the second example shows a Policy with an Option B death benefit and the third example shows a Policy with an Option C death benefit. The death benefits, cash values and internal rates of return assume in each instance that the entire policy value was invested in the particular sub-account for the period shown. These illustrations of policy investment experience also reflect all Policy charges based on NEVLICO's current rates. (See Appendix A for the definition of the internal rate of return.)

                            OPTION A DEATH BENEFIT

ZENITH CAPITAL GROWTH SUB-ACCOUNT*

                                                                          INTERNAL RATE
                          TOTAL    MINIMUM    VARIABLE                    OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH      DEATH      CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    BENEFIT    VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- ---------- -------- -------- ------------- -------------
August 26, 1983......... $ 16,000 $1,000,000 $1,000,000 $ 13,861 $  7,792      --            --
December 31, 1983.......   16,000  1,000,000  1,000,000   14,491    8,422    -84.19%         --
December 31, 1984.......   32,000  1,000,000  1,000,000   26,856   20,787    -42.50       1,975.63%
December 31, 1985.......   48,000  1,000,000  1,000,000   60,394   47,528      -.73         434.27
December 31, 1986.......   64,000  1,000,000  1,000,000  129,603  116,737     34.44         206.69
December 31, 1987.......   80,000  1,000,000  1,000,000  205,962  193,096     39.09         127.42
December 31, 1988.......   96,000  1,000,000  1,000,000  198,941  186,652     23.49          88.99
December 31, 1989.......  112,000  1,000,000  1,000,000  270,617  259,713     24.89          66.82
December 31, 1990.......  128,000  1,000,000  1,000,000  269,342  259,823     18.01          52.57
December 31, 1991.......  144,000  1,000,000  1,000,000  424,971  416,837     23.52          42.74
December 31, 1992.......  160,000  1,000,000  1,000,000  409,235  402,486     18.18          35.59
December 31, 1993.......  176,000  1,000,000  1,000,000  479,444  474,123     17.53          30.19
December 31, 1994.......  192,000  1,000,000  1,000,000  450,141  446,304     13.64          25.98

ZENITH BOND INCOME SUB-ACCOUNT
                                                                          INTERNAL RATE
                          TOTAL    MINIMUM    VARIABLE                    OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH      DEATH      CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    BENEFIT    VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- ---------- -------- -------- ------------- -------------
August 26, 1983......... $ 16,000 $1,000,000 $1,000,000 $ 13,861 $  7,792      --            --
December 31, 1983.......   16,000  1,000,000  1,000,000   13,680    7,611    -88.18%         --
December 31, 1984.......   32,000  1,000,000  1,000,000   28,890   22,822    -34.63       1,975.63%
December 31, 1985.......   48,000  1,000,000  1,000,000   47,663   34,797    -22.48         434.27
December 31, 1986.......   64,000  1,000,000  1,000,000   67,356   54,490     -8.59         206.69
December 31, 1987.......   80,000  1,000,000  1,000,000   81,112   68,245     -6.74         127.42
December 31, 1988.......   96,000  1,000,000  1,000,000   99,937   87,648     -3.20          88.99
December 31, 1989.......  112,000  1,000,000  1,000,000  124,057  113,153       .31          66.82
December 31, 1990.......  128,000  1,000,000  1,000,000  145,900  136,381      1.64          52.57
December 31, 1991.......  144,000  1,000,000  1,000,000  183,803  175,669      4.52          42.74
December 31, 1992.......  160,000  1,000,000  1,000,000  209,173  202,424      4.78          35.59
December 31, 1993.......  176,000  1,000,000  1,000,000  245,781  240,459      5.71          30.19
December 31, 1994.......  192,000  1,000,000  1,000,000  247,530  243,694      4.00          25.98

ZENITH MONEY MARKET SUB-ACCOUNT

                                                                          INTERNAL RATE
                          TOTAL    MINIMUM    VARIABLE                    OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH      DEATH      CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    BENEFIT    VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- ---------- -------- -------- ------------- -------------
August 26, 1983......... $ 16,000 $1,000,000 $1,000,000 $ 13,861 $  7,792      --            --
December 31, 1983.......   16,000  1,000,000  1,000,000   13,710    7,642    -88.04%         --
December 31, 1984.......   32,000  1,000,000  1,000,000   28,017   21,948    -38.00       1,975.63%
December 31, 1985.......   48,000  1,000,000  1,000,000   43,264   30,398    -31.13         434.27
December 31, 1986.......   64,000  1,000,000  1,000,000   58,797   45,931    -17.46         206.69
December 31, 1987.......   80,000  1,000,000  1,000,000   75,013   62,147    -10.68         127.42
December 31, 1988.......   96,000  1,000,000  1,000,000   92,845   80,556     -6.17          88.99
December 31, 1989.......  112,000  1,000,000  1,000,000  113,251  102,347     -2.70          66.82
December 31, 1990.......  128,000  1,000,000  1,000,000  133,966  124,447      -.73          52.57
December 31, 1991.......  144,000  1,000,000  1,000,000  153,354  145,221       .19          42.74
December 31, 1992.......  160,000  1,000,000  1,000,000  169,848  163,099       .40          35.59
December 31, 1993.......  176,000  1,000,000  1,000,000  185,716  180,395       .46          30.19
December 31, 1994.......  192,000  1,000,000  1,000,000  204,420  200,583       .74          25.98

ZENITH STOCK INDEX SUB-ACCOUNT
                                                                          INTERNAL RATE
                          TOTAL    MINIMUM    VARIABLE                    OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH      DEATH      CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    BENEFIT    VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- ---------- -------- -------- ------------- -------------
May 1, 1987............. $ 16,000 $1,000,000 $1,000,000 $ 13,861 $  7,792      --            --
December 31, 1987.......   16,000  1,000,000  1,000,000   11,256    5,188    -81.45%         --
December 31, 1988.......   32,000  1,000,000  1,000,000   26,542   20,473    -32.91       1,033.28%
December 31, 1989.......   48,000  1,000,000  1,000,000   50,376   37,510    -14.14         328.36
December 31, 1990.......   64,000  1,000,000  1,000,000   59,886   47,020    -13.80         174.11
December 31, 1991.......   80,000  1,000,000  1,000,000   91,460   78,594      -.66         112.69
December 31, 1992.......   96,000  1,000,000  1,000,000  110,640   98,698       .87          80.87
December 31, 1993.......  112,000  1,000,000  1,000,000  133,587  123,030      2.56          61.77
December 31, 1994.......  128,000  1,000,000  1,000,000  146,438  137,266      1.67          49.18

ZENITH MANAGED SUB-ACCOUNT
                                                                          INTERNAL RATE
                          TOTAL    MINIMUM    VARIABLE                    OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH      DEATH      CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    BENEFIT    VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- ---------- -------- -------- ------------- -------------
May 1, 1987............. $ 16,000 $1,000,000 $1,000,000 $ 13,861 $  7,792      --            --
December 31, 1987.......   16,000  1,000,000  1,000,000   12,752    6,684    -72.90%         --
December 31, 1988.......   32,000  1,000,000  1,000,000   27,239   21,170    -30.79       1,033.28%
December 31, 1989.......   48,000  1,000,000  1,000,000   47,116   34,250    -19.04         328.36
December 31, 1990.......   64,000  1,000,000  1,000,000   61,438   48,572    -12.39         174.11
December 31, 1991.......   80,000  1,000,000  1,000,000   87,193   74,327     -2.75         112.69
December 31, 1992.......   96,000  1,000,000  1,000,000  105,767   93,825      -.72          80.87
December 31, 1993.......  112,000  1,000,000  1,000,000  129,080  118,522      1.54          61.77
December 31, 1994.......  128,000  1,000,000  1,000,000  138,970  129,797       .33          49.18

ZENITH VALUE GROWTH SUB-ACCOUNT
                                                                          INTERNAL RATE
                          TOTAL    MINIMUM    VARIABLE                    OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH      DEATH      CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    BENEFIT    VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- ---------- -------- -------- ------------- -------------
April 30, 1993.......... $ 16,000 $1,000,000 $1,000,000 $ 13,861 $  7,792      --            --
December 31, 1993.......   16,000  1,000,000  1,000,000   14,577    8,508    -60.97%         --
December 31, 1994.......   32,000  1,000,000  1,000,000   27,146   21,078    -31.00       1,028.55%

ZENITH AVANTI GROWTH SUB-ACCOUNT
                                                                          INTERNAL RATE
                          TOTAL    MINIMUM    VARIABLE                    OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH      DEATH      CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    BENEFIT    VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- ---------- -------- -------- ------------- -------------
April 30, 1993.......... $ 16,000 $1,000,000 $1,000,000 $ 13,861 $  7,792      --            --
December 31, 1993.......   16,000  1,000,000  1,000,000   14,645    8,576    -60.51%         --
December 31, 1994.......   32,000  1,000,000  1,000,000   27,406   21,338    -30.21       1,028.55%

ZENITH SMALL CAP SUB-ACCOUNT

                                                                          INTERNAL RATE
                          TOTAL    MINIMUM    VARIABLE                    OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH      DEATH      CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    BENEFIT    VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- ---------- -------- -------- ------------- -------------
May 2, 1994............. $ 16,000 $1,000,000 $1,000,000 $ 13,861 $ 7,792       --            --
December 31, 1994.......   16,000  1,000,000  1,000,000   12,279   6,210      -75.86%        --

ZENITH EQUITY GROWTH SUB-ACCOUNT**
                                                                          INTERNAL RATE
                          TOTAL    MINIMUM    VARIABLE                    OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH      DEATH      CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    BENEFIT    VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- ---------- -------- -------- ------------- -------------
October 31, 1994........ $ 16,000 $1,000,000 $1,000,000 $ 13,861 $ 7,792       --            --
December 31, 1994.......   16,000  1,000,000  1,000,000   12,802   6,733     -100.00%        --

ZENITH BALANCED SUB-ACCOUNT**
                                                                          INTERNAL RATE
                          TOTAL    MINIMUM    VARIABLE                    OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH      DEATH      CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    BENEFIT    VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- ---------- -------- -------- ------------- -------------
October 31, 1994........ $ 16,000 $1,000,000 $1,000,000 $ 13,861 $ 7,792       --            --
December 31, 1994.......   16,000  1,000,000  1,000,000   13,532   7,464      -98.96%        --

ZENITH VALUE SUB-ACCOUNT**
                                                                          INTERNAL RATE
                          TOTAL    MINIMUM    VARIABLE                    OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH      DEATH      CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    BENEFIT    VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- ---------- -------- -------- ------------- -------------
October 31, 1994........ $ 16,000 $1,000,000 $1,000,000 $ 13,861 $ 7,792       --            --
December 31, 1994.......   16,000  1,000,000  1,000,000   13,117   7,049     -100.00%        --

ZENITH INTERNATIONAL EQUITY SUB-ACCOUNT**
                                                                          INTERNAL RATE
                          TOTAL    MINIMUM    VARIABLE                    OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH      DEATH      CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    BENEFIT    VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- ---------- -------- -------- ------------- -------------
October 31, 1994........ $ 16,000 $1,000,000 $1,000,000 $ 13,861 $ 7,792       --            --
December 31, 1994.......   16,000  1,000,000  1,000,000   13,863   7,795      -98.65%        --

--------
** Consult your authorized NEVLICO agent regarding the availability of these sub-accounts.

EQUITY-INCOME SUB-ACCOUNT

                                                                          INTERNAL RATE
                          TOTAL    MINIMUM    VARIABLE                    OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH      DEATH      CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    BENEFIT    VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- ---------- -------- -------- ------------- -------------
October 9, 1986......... $ 16,000 $1,000,000 $1,000,000 $ 13,861 $  7,792      --            --
December 31, 1986.......   16,000  1,000,000  1,000,000   13,590    7,521    -96.38%         --
December 31, 1987.......   32,000  1,000,000  1,000,000   23,548   17,479    -63.02       2,723.89%
December 31, 1988.......   48,000  1,000,000  1,000,000   41,197   28,331    -39.03         490.23
December 31, 1989.......   64,000  1,000,000  1,000,000   60,910   48,044    -16.25         221.84
December 31, 1990.......   80,000  1,000,000  1,000,000   64,281   51,415    -19.75         133.88
December 31, 1991.......   96,000  1,000,000  1,000,000   97,173   84,653     -4.62          92.44
December 31, 1992.......  112,000  1,000,000  1,000,000  126,352  115,217       .88          68.91
December 31, 1993.......  128,000  1,000,000  1,000,000  160,443  150,694      4.34          53.96
December 31, 1994.......  144,000  1,000,000  1,000,000  182,079  173,714      4.39          43.72

OVERSEAS SUB-ACCOUNT
                                                                          INTERNAL RATE
                          TOTAL    MINIMUM    VARIABLE                    OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH      DEATH      CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    BENEFIT    VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- ---------- -------- -------- ------------- -------------
January 28, 1987........ $ 16,000 $1,000,000 $1,000,000 $ 13,861 $  7,792      --            --
December 31, 1987.......   16,000  1,000,000  1,000,000   11,596    5,527    -68.38%         --
December 31, 1988.......   32,000  1,000,000  1,000,000   27,183   21,115    -25.92         707.99%
December 31, 1989.......   48,000  1,000,000  1,000,000   48,821   35,955    -14.30         272.18
December 31, 1990.......   64,000  1,000,000  1,000,000   60,413   47,547    -11.91         154.15
December 31, 1991.......   80,000  1,000,000  1,000,000   78,294   65,428     -6.81         103.01
December 31, 1992.......   96,000  1,000,000  1,000,000   80,122   68,641     -9.74          75.31
December 31, 1993.......  112,000  1,000,000  1,000,000  125,608  115,513       .79          58.22
December 31, 1994.......  128,000  1,000,000  1,000,000  137,840  129,129       .20          46.75

HIGH INCOME SUB-ACCOUNT
                                                                          INTERNAL RATE
                          TOTAL    MINIMUM    VARIABLE                    OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH      DEATH      CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    BENEFIT    VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- ---------- -------- -------- ------------- -------------
September 19, 1985...... $ 16,000 $1,000,000 $1,000,000 $ 13,861 $  7,792      --            --
December 31, 1985.......   16,000  1,000,000  1,000,000   14,274    8,205    -90.62%         --
December 31, 1986.......   32,000  1,000,000  1,000,000   29,761   23,692    -33.71       2,337.90%
December 31, 1987.......   48,000  1,000,000  1,000,000   42,563   29,697    -34.27         463.37
December 31, 1988.......   64,000  1,000,000  1,000,000   60,045   47,179    -16.70         214.72
December 31, 1989.......   80,000  1,000,000  1,000,000   69,113   56,247    -15.33         130.87
December 31, 1990.......   96,000  1,000,000  1,000,000   79,401   66,997    -13.01          90.84
December 31, 1991.......  112,000  1,000,000  1,000,000  119,247  108,228     -1.05          67.95
December 31, 1992.......  128,000  1,000,000  1,000,000  157,896  148,262      3.86          53.32
December 31, 1993.......  144,000  1,000,000  1,000,000  201,189  192,940      6.72          43.27
December 31, 1994.......  160,000  1,000,000  1,000,000  208,379  201,515      4.75          35.98

ASSET MANAGER SUB-ACCOUNT
                                                                          INTERNAL RATE
                          TOTAL    MINIMUM    VARIABLE                    OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH      DEATH      CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    BENEFIT    VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- ---------- -------- -------- ------------- -------------
September 6, 1989....... $ 16,000 $1,000,000 $1,000,000 $ 13,861 $  7,792      --            --
December 31, 1989.......   16,000  1,000,000  1,000,000   13,583    7,514    -90.73%         --
December 31, 1990.......   32,000  1,000,000  1,000,000   27,598   21,529    -40.93       2,130.09%
December 31, 1991.......   48,000  1,000,000  1,000,000   46,904   34,038    -24.47         447.21
December 31, 1992.......   64,000  1,000,000  1,000,000   65,176   52,310    -10.91         210.30
December 31, 1993.......   80,000  1,000,000  1,000,000   91,834   78,968      -.56         128.98
December 31, 1994.......   96,000  1,000,000  1,000,000   97,152   84,747     -4.43          89.83

                             OPTION B DEATH BENEFIT

ZENITH CAPITAL GROWTH SUB-ACCOUNT*

                                                                          INTERNAL RATE
                          TOTAL    MINIMUM    VARIABLE                    OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH      DEATH      CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    BENEFIT    VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- ---------- -------- -------- ------------- -------------
August 26, 1983......... $ 16,000 $1,000,000 $1,013,861 $ 13,861 $  7,792      --            --
December 31, 1983.......   16,000  1,000,000  1,014,491   14,491    8,422    -84.19%         --
December 31, 1984.......   32,000  1,000,000  1,026,854   26,854   20,785    -42.51       2,018.29%
December 31, 1985.......   48,000  1,000,000  1,060,380   60,380   47,514      -.75         449.10
December 31, 1986.......   64,000  1,000,000  1,129,535  129,535  116,669     34.41         219.75
December 31, 1987.......   80,000  1,000,000  1,205,770  205,770  192,904     39.05         139.32
December 31, 1988.......   96,000  1,000,000  1,198,653  198,653  186,364     23.43          96.96
December 31, 1989.......  112,000  1,000,000  1,270,045  270,045  259,141     24.83          74.82
December 31, 1990.......  128,000  1,000,000  1,268,560  268,560  259,041     17.93          58.97
December 31, 1991.......  144,000  1,000,000  1,423,320  423,320  415,186     23.43          50.71
December 31, 1992.......  160,000  1,000,000  1,407,176  407,176  400,428     18.09          42.22
December 31, 1993.......  176,000  1,000,000  1,476,651  476,651  471,329     17.43          36.83
December 31, 1994.......  192,000  1,000,000  1,447,430  447,430  443,593     13.55          31.60

ZENITH BOND INCOME SUB-ACCOUNT
                                                                          INTERNAL RATE
                          TOTAL    MINIMUM    VARIABLE                    OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH      DEATH      CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    BENEFIT    VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- ---------- -------- -------- ------------- -------------
August 26, 1983......... $ 16,000 $1,000,000 $1,013,861 $ 13,861 $  7,792      --            --
December 31, 1983.......   16,000  1,000,000  1,013,680   13,680    7,611    -88.18%         --
December 31, 1984.......   32,000  1,000,000  1,028,888   28,888   22,819    -34.64       2,021.51%
December 31, 1985.......   48,000  1,000,000  1,047,652   47,652   34,786    -22.50         446.02
December 31, 1986.......   64,000  1,000,000  1,067,324   67,324   54,458     -8.62         213.62
December 31, 1987.......   80,000  1,000,000  1,081,045   81,045   68,179     -6.78         132.32
December 31, 1988.......   96,000  1,000,000  1,099,811   99,811   87,522     -3.25          93.15
December 31, 1989.......  112,000  1,000,000  1,123,830  123,830  112,926       .25          70.70
December 31, 1990.......  128,000  1,000,000  1,145,530  145,530  136,011      1.57          56.21
December 31, 1991.......  144,000  1,000,000  1,183,177  183,177  175,044      4.44          46.52
December 31, 1992.......  160,000  1,000,000  1,208,239  208,239  201,491      4.68          39.25
December 31, 1993.......  176,000  1,000,000  1,244,514  244,514  239,192      5.61          33.91
December 31, 1994.......  192,000  1,000,000  1,246,235  246,235  242,398      3.91          29.32

ZENITH MONEY MARKET SUB-ACCOUNT
                                                                          INTERNAL RATE
                          TOTAL    MINIMUM    VARIABLE                    OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH      DEATH     CASH    NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    BENEFIT    VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- ---------- -------- -------- ------------- -------------
August 26, 1983......... $ 16,000 $1,000,000 $1,013,861 $ 13,861 $  7,792      --            --
December 31, 1983.......   16,000  1,000,000  1,013,710   13,710    7,641    -88.04%         --
December 31, 1984.......   32,000  1,000,000  1,028,015   28,015   21,946    -38.01       2,020.13%
December 31, 1985.......   48,000  1,000,000  1,043,254   43,254   30,388    -31.15         444.95
December 31, 1986.......   64,000  1,000,000  1,058,770   58,770   45,904    -17.49         212.76
December 31, 1987.......   80,000  1,000,000  1,074,953   74,953   62,087    -10.72         131.96
December 31, 1988.......   96,000  1,000,000  1,092,731   92,731   80,442     -6.22          92.86
December 31, 1989.......  112,000  1,000,000  1,113,048  113,048  102,144     -2.76          70.38
December 31, 1990.......  128,000  1,000,000  1,133,632  133,632  124,114      -.80          55.93
December 31, 1991.......  144,000  1,000,000  1,152,843  152,843  144,710       .11          45.93
December 31, 1992.......  160,000  1,000,000  1,169,110  169,110  162,362       .30          38.61
December 31, 1993.......  176,000  1,000,000  1,184,796  184,796  179,474       .36          33.07
December 31, 1994.......  192,000  1,000,000  1,203,402  203,402  199,565       .66          28.79

ZENITH STOCK INDEX SUB-ACCOUNT

                                                                          INTERNAL RATE
                          TOTAL    MINIMUM    VARIABLE                    OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH      DEATH      CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    BENEFIT    VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- ---------- -------- -------- ------------- -------------
May 1, 1987............. $ 16,000 $1,000,000 $1,013,861 $ 13,861 $ 7,792       --            --
December 31, 1987.......   16,000  1,000,000  1,011,256   11,256   5,187      -81.45%        --
December 31, 1988.......   32,000  1,000,000  1,026,538   26,538  20,470      -32.92      1,052.13%
December 31, 1989.......   48,000  1,000,000  1,050,361   50,361  37,494      -14.16        337.20
December 31, 1990.......   64,000  1,000,000  1,059,852   59,852  46,986      -13.83        179.18
December 31, 1991.......   80,000  1,000,000  1,091,373   91,373  78,507        -.71        117.50
December 31, 1992.......   96,000  1,000,000  1,110,481  110,481  98,538         .82         85.01
December 31, 1993.......  112,000  1,000,000  1,133,312  133,312 122,755        2.50         65.61
December 31, 1994.......  128,000  1,000,000  1,146,026  146,026 136,854        1.60         52.60

ZENITH MANAGED SUB-ACCOUNT
                                                                          INTERNAL RATE
                          TOTAL    MINIMUM    VARIABLE                    OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH      DEATH      CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    BENEFIT    VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- ---------- -------- -------- ------------- -------------
May 1, 1987............. $ 16,000 $1,000,000 $1,013,861 $ 13,861 $ 7,792       --            --
December 31, 1987.......   16,000  1,000,000  1,012,752   12,752   6,683      -72.91%        --
December 31, 1988.......   32,000  1,000,000  1,027,235   27,235  21,167      -30.80      1,052.62%
December 31, 1989.......   48,000  1,000,000  1,047,102   47,102  34,236      -19.06        336.64
December 31, 1990.......   64,000  1,000,000  1,061,403   61,403  48,537      -12.42        179.31
December 31, 1991.......   80,000  1,000,000  1,087,111   87,111  74,245       -2.79        117.29
December 31, 1992.......   96,000  1,000,000  1,105,617  105,617  93,674        -.77         84.84
December 31, 1993.......  112,000  1,000,000  1,128,816  128,816 118,259        1.48         65.49
December 31, 1994.......  128,000  1,000,000  1,138,582  138,582 129,410         .26         52.43

ZENITH VALUE GROWTH SUB-ACCOUNT
                                                                          INTERNAL RATE
                          TOTAL    MINIMUM    VARIABLE                    OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH      DEATH      CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    BENEFIT    VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- ---------- -------- -------- ------------- -------------
April 30, 1993.......... $ 16,000 $1,000,000 $1,013,861 $ 13,861 $ 7,792       --            --
December 31, 1993.......   16,000  1,000,000  1,014,576   14,576   8,508      -60.98%        --
December 31, 1994.......   32,000  1,000,000  1,027,143   27,143  21,074      -31.01      1,047.72%

ZENITH AVANTI GROWTH SUB-ACCOUNT
                                                                          INTERNAL RATE
                          TOTAL    MINIMUM    VARIABLE                    OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH      DEATH      CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    BENEFIT    VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- ---------- -------- -------- ------------- -------------
April 30, 1993.......... $ 16,000 $1,000,000 $1,013,861 $ 13,861 $ 7,792       --            --
December 31, 1993.......   16,000  1,000,000  1,014,645   14,645   8,576      -60.51%        --
December 31, 1994.......   32,000  1,000,000  1,027,403   27,403  21,334      -30.23      1,047.90%

ZENITH SMALL CAP SUB-ACCOUNT
                                                                          INTERNAL RATE
                          TOTAL    MINIMUM    VARIABLE                    OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH      DEATH      CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    BENEFIT    VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- ---------- -------- -------- ------------- -------------
May 2, 1994............. $ 16,000 $1,000,000 $1,013,861 $ 13,861 $ 7,792       --            --
December 31, 1994.......   16,000  1,000,000  1,012,279   12,279   6,210      -75.87%        --

ZENITH EQUITY GROWTH SUB-ACCOUNT**
                                                                          INTERNAL RATE
                          TOTAL    MINIMUM    VARIABLE                    OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH      DEATH      CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    BENEFIT    VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- ---------- -------- -------- ------------- -------------
October 31, 1994........ $ 16,000 $1,000,000 $1,013,861 $ 13,861 $ 7,792       --            --
December 31, 1994.......   16,000  1,000,000  1,012,801   12,801   6,733     -100.00%        --

ZENITH BALANCED SUB-ACCOUNT**

                                                                          INTERNAL RATE
                          TOTAL    MINIMUM    VARIABLE                    OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH      DEATH      CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    BENEFIT    VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- ---------- -------- -------- ------------- -------------
October 31, 1994........ $ 16,000 $1,000,000 $1,013,861 $ 13,861 $  7,792      --            --
December 31, 1994.......   16,000  1,000,000  1,013,532   13,532    7,463     -98.96%        --

ZENITH VALUE SUB-ACCOUNT**
                                                                          INTERNAL RATE
                          TOTAL    MINIMUM    VARIABLE                    OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH      DEATH      CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    BENEFIT    VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- ---------- -------- -------- ------------- -------------
October 31, 1994........ $ 16,000 $1,000,000 $1,013,861 $ 13,861 $  7,792      --            --
December 31, 1994.......   16,000  1,000,000  1,013,117   13,117    7,049    -100.00%        --

ZENITH INTERNATIONAL EQUITY SUB-ACCOUNT**
                                                                          INTERNAL RATE
                          TOTAL    MINIMUM    VARIABLE                    OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH      DEATH      CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    BENEFIT    VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- ---------- -------- -------- ------------- -------------
October 31, 1994........ $ 16,000 $1,000,000 $1,013,861 $ 13,861 $  7,792      --            --
December 31, 1994.......   16,000  1,000,000  1,013,863   13,863    7,794     -98.65%        --

EQUITY-INCOME SUB-ACCOUNT
                                                                          INTERNAL RATE
                          TOTAL    MINIMUM    VARIABLE                    OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH      DEATH      CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    BENEFIT    VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- ---------- -------- -------- ------------- -------------
October 9, 1986......... $ 16,000 $1,000,000 $1,013,861 $ 13,861 $  7,792      --            --
December 31, 1986.......   16,000  1,000,000  1,013,589   13,589    7,521     -96.38%        --
December 31, 1987.......   32,000  1,000,000  1,023,546   23,546   17,477     -63.03      2,779.50%
December 31, 1988.......   48,000  1,000,000  1,041,189   41,189   28,323     -39.05        502.03
December 31, 1989.......   64,000  1,000,000  1,060,885   60,885   48,019     -16.28        228.66
December 31, 1990.......   80,000  1,000,000  1,064,237   64,237   51,371     -19.78        138.00
December 31, 1991.......   96,000  1,000,000  1,097,066   97,066   84,547      -4.67         96.64
December 31, 1992.......  112,000  1,000,000  1,126,145  126,145  115,011        .82         72.98
December 31, 1993.......  128,000  1,000,000  1,160,068  160,068  150,318       4.28         58.04
December 31, 1994.......  144,000  1,000,000  1,181,497  181,497  173,133       4.31         47.54

--------
** Consult your authorized NEVLICO agent regarding the availability of these sub-accounts.

OVERSEAS SUB-ACCOUNT

                                                                          INTERNAL RATE
                          TOTAL    MINIMUM    VARIABLE                    OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH      DEATH      CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    BENEFIT    VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- ---------- -------- -------- ------------- -------------
January 28, 1987........ $ 16,000 $1,000,000 $1,013,861 $ 13,861 $  7,792      --            --
December 31, 1987.......   16,000  1,000,000  1,011,595   11,595    5,526    -68.38%         --
December 31, 1988.......   32,000  1,000,000  1,027,179   27,179   21,110    -25.93         720.03%
December 31, 1989.......   48,000  1,000,000  1,048,802   48,802   35,936    -14.33         279.02
December 31, 1990.......   64,000  1,000,000  1,060,370   60,370   47,504    -11.94         158.60
December 31, 1991.......   80,000  1,000,000  1,078,207   78,207   65,341     -6.85         106.76
December 31, 1992.......   96,000  1,000,000  1,079,990   79,990   68,509     -9.79          78.13
December 31, 1993.......  112,000  1,000,000  1,125,323  125,323  115,227       .72          61.64
December 31, 1994.......  128,000  1,000,000  1,137,413  137,413  128,702       .12          49.82

HIGH INCOME SUB-ACCOUNT
                                                                          INTERNAL RATE
                          TOTAL    MINIMUM    VARIABLE                    OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH      DEATH      CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    BENEFIT    VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- ---------- -------- -------- ------------- -------------
September 19, 1985...... $ 16,000 $1,000,000 $1,013,861 $ 13,861 $  7,792      --            --
December 31, 1985.......   16,000  1,000,000  1,014,274   14,274    8,205    -90.62%         --
December 31, 1986.......   32,000  1,000,000  1,029,758   29,758   23,690    -33.72       2,396.09%
December 31, 1987.......   48,000  1,000,000  1,042,554   42,554   29,688    -34.29         474.74
December 31, 1988.......   64,000  1,000,000  1,060,019   60,019   47,153    -16.73         221.19
December 31, 1989.......   80,000  1,000,000  1,069,061   69,061   56,195    -15.37         135.19
December 31, 1990.......   96,000  1,000,000  1,079,309   79,309   66,905    -13.06          94.24
December 31, 1991.......  112,000  1,000,000  1,119,043  119,043  108,024     -1.10          71.75
December 31, 1992.......  128,000  1,000,000  1,157,513  157,513  147,879      3.79          57.30
December 31, 1993.......  144,000  1,000,000  1,200,524  200,524  192,275      6.64          47.42
December 31, 1994.......  160,000  1,000,000  1,207,472  207,472  200,608      4.66          39.67

ASSET MANAGER SUB-ACCOUNT
                                                                          INTERNAL RATE
                          TOTAL    MINIMUM    VARIABLE                    OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH      DEATH      CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    BENEFIT    VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- ---------- -------- -------- ------------- -------------
September 6, 1989....... $ 16,000 $1,000,000 $1,013,861 $ 13,861 $  7,792      --            --
December 31, 1989.......   16,000  1,000,000  1,013,583   13,583    7,514    -90.73%         --
December 31, 1990.......   32,000  1,000,000  1,027,596   27,596   21,527    -40.94       2,178.20%
December 31, 1991.......   48,000  1,000,000  1,046,894   46,894   34,028    -24.49         459.19
December 31, 1992.......   64,000  1,000,000  1,065,147   65,147   52,281    -10.94         217.15
December 31, 1993.......   80,000  1,000,000  1,091,762   91,762   78,896      -.60         134.58
December 31, 1994.......   96,000  1,000,000  1,097,034   97,034   84,630     -4.48          93.92

----------
* Rates of return and Policy values and benefits shown reflect the Capital Growth Series investment advisory fee of .50% of average daily net assets for the period through December 31, 1987 and its current advisory fee schedule thereafter.

                             OPTION C DEATH BENEFIT

ZENITH CAPITAL GROWTH SUB-ACCOUNT*

                                                                          INTERNAL RATE
                          TOTAL    MINIMUM    VARIABLE                    OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH      DEATH      CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    BENEFIT    VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- ---------- -------- -------- ------------- -------------
August 26, 1983......... $ 16,000 $1,000,000 $1,000,000 $ 13,861 $  7,792      --            --
December 31, 1983.......   16,000  1,000,000  1,000,000   14,491    8,422    -84.19%         --
December 31, 1984.......   32,000  1,000,000  1,000,000   26,856   20,787    -42.50       1,975.63%
December 31, 1985.......   48,000  1,000,000  1,000,000   60,394   47,528      -.73         434.27
December 31, 1986.......   64,000  1,000,000  1,000,000  129,603  116,737     34.44         206.69
December 31, 1987.......   80,000  1,000,000  1,000,000  205,962  193,096     39.09         127.42
December 31, 1988.......   96,000  1,000,000  1,000,000  198,941  186,652     23.49          88.99
December 31, 1989.......  112,000  1,000,000  1,000,000  270,617  259,713     24.89          66.82
December 31, 1990.......  128,000  1,000,000  1,000,000  269,342  259,823     18.01          52.57
December 31, 1991.......  144,000  1,000,000  1,000,000  424,971  416,837     23.52          42.74
December 31, 1992.......  160,000  1,000,000  1,000,000  409,235  402,486     18.18          35.59
December 31, 1993.......  176,000  1,000,000  1,000,000  479,444  474,123     17.53          30.19
December 31, 1994.......  192,000  1,000,000  1,000,000  450,141  446,304     13.64          25.98

ZENITH BOND INCOME SUB-ACCOUNT
                                                                          INTERNAL RATE
                          TOTAL    MINIMUM    VARIABLE                    OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH      DEATH      CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    BENEFIT    VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- ---------- -------- -------- ------------- -------------
August 26, 1983......... $ 16,000 $1,000,000 $1,000,000 $ 13,861 $  7,792      --            --
December 31, 1983.......   16,000  1,000,000  1,000,000   13,680    7,611    -88.18%         --
December 31, 1984.......   32,000  1,000,000  1,000,000   28,890   22,822    -34.63       1,975.63%
December 31, 1985.......   48,000  1,000,000  1,000,000   47,663   34,797    -22.48         434.27
December 31, 1986.......   64,000  1,000,000  1,000,000   67,356   54,490     -8.59         206.69
December 31, 1987.......   80,000  1,000,000  1,000,000   81,112   68,245     -6.74         127.42
December 31, 1988.......   96,000  1,000,000  1,000,000   99,937   87,648     -3.20          88.99
December 31, 1989.......  112,000  1,000,000  1,000,000  124,057  113,153       .31          66.82
December 31, 1990.......  128,000  1,000,000  1,000,000  145,900  136,381      1.64          52.57
December 31, 1991.......  144,000  1,000,000  1,000,000  183,803  175,669      4.52          42.74
December 31, 1992.......  160,000  1,000,000  1,000,000  209,173  202,424      4.78          35.59
December 31, 1993.......  176,000  1,000,000  1,000,000  245,781  240,459      5.71          30.19
December 31, 1994.......  192,000  1,000,000  1,000,000  247,530  243,694      4.00          25.98

ZENITH MONEY MARKET SUB-ACCOUNT
                                                                          INTERNAL RATE
                          TOTAL    MINIMUM    VARIABLE                    OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH      DEATH      CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    BENEFIT    VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- ---------- -------- -------- ------------- -------------
August 26, 1983......... $ 16,000 $1,000,000 $1,000,000 $ 13,861 $  7,792      --            --
December 31, 1983.......   16,000  1,000,000  1,000,000   13,710    7,642    -88.04%         --
December 31, 1984.......   32,000  1,000,000  1,000,000   28,017   21,948    -38.00       1,975.63%
December 31, 1985.......   48,000  1,000,000  1,000,000   43,264   30,398    -31.13         434.27
December 31, 1986.......   64,000  1,000,000  1,000,000   58,797   45,931    -17.46         206.69
December 31, 1987.......   80,000  1,000,000  1,000,000   75,013   62,147    -10.68         127.42
December 31, 1988.......   96,000  1,000,000  1,000,000   92,845   80,556     -6.17          88.99
December 31, 1989.......  112,000  1,000,000  1,000,000  113,251  102,347     -2.70          66.82
December 31, 1990.......  128,000  1,000,000  1,000,000  133,966  124,447      -.73          52.57
December 31, 1991.......  144,000  1,000,000  1,000,000  153,354  145,221       .19          42.74
December 31, 1992.......  160,000  1,000,000  1,000,000  169,848  163,099       .40          35.59
December 31, 1993.......  176,000  1,000,000  1,000,000  185,716  180,395       .46          30.19
December 31, 1994.......  192,000  1,000,000  1,000,000  204,420  200,583       .74          25.98

ZENITH STOCK INDEX SUB-ACCOUNT

                                                                          INTERNAL RATE
                          TOTAL    MINIMUM    VARIABLE                    OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH      DEATH      CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    BENEFIT    VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- ---------- -------- -------- ------------- -------------
May 1, 1987............. $ 16,000 $1,000,000 $1,000,000 $ 13,861 $  7,792      --            --
December 31, 1987.......   16,000  1,000,000  1,000,000   11,256    5,188     -81.45%        --
December 31, 1988.......   32,000  1,000,000  1,000,000   26,542   20,473     -32.91      1,033.28%
December 31, 1989.......   48,000  1,000,000  1,000,000   50,376   37,510     -14.14        328.36
December 31, 1990.......   64,000  1,000,000  1,000,000   59,886   47,020     -13.80        174.11
December 31, 1991.......   80,000  1,000,000  1,000,000   91,460   78,594       -.66        112.69
December 31, 1992.......   96,000  1,000,000  1,000,000  110,640   98,698        .87         80.87
December 31, 1993.......  112,000  1,000,000  1,000,000  133,587  123,030       2.56         61.77
December 31, 1994.......  128,000  1,000,000  1,000,000  146,438  137,266       1.67         49.18

ZENITH MANAGED SUB-ACCOUNT
                                                                          INTERNAL RATE
                          TOTAL    MINIMUM    VARIABLE                    OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH      DEATH      CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    BENEFIT    VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- ---------- -------- -------- ------------- -------------
May 1, 1987............. $ 16,000 $1,000,000 $1,000,000 $ 13,861 $  7,792      --            --
December 31, 1987.......   16,000  1,000,000  1,000,000   12,752    6,684     -72.90%        --
December 31, 1988.......   32,000  1,000,000  1,000,000   27,239   21,170     -30.79      1,033.28%
December 31, 1989.......   48,000  1,000,000  1,000,000   47,116   34,250     -19.04        328.36
December 31, 1990.......   64,000  1,000,000  1,000,000   61,438   48,572     -12.39        174.11
December 31, 1991.......   80,000  1,000,000  1,000,000   87,193   74,327      -2.75        112.69
December 31, 1992.......   96,000  1,000,000  1,000,000  105,767   93,825       -.72         80.87
December 31, 1993.......  112,000  1,000,000  1,000,000  129,080  118,522       1.54         61.77
December 31, 1994.......  128,000  1,000,000  1,000,000  138,970  129,797        .33         49.18

ZENITH VALUE GROWTH SUB-ACCOUNT
                                                                          INTERNAL RATE
                          TOTAL    MINIMUM    VARIABLE                    OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH      DEATH      CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    BENEFIT    VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- ---------- -------- -------- ------------- -------------
April 30, 1993.......... $ 16,000 $1,000,000 $1,000,000 $ 13,861 $  7,792      --            --
December 31, 1993.......   16,000  1,000,000  1,000,000   14,577    8,508     -60.97%        --
December 31, 1994.......   32,000  1,000,000  1,000,000   27,146   21,078     -31.00      1,028.55%

ZENITH AVANTI GROWTH SUB-ACCOUNT
                                                                          INTERNAL RATE
                          TOTAL    MINIMUM    VARIABLE                    OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH      DEATH      CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    BENEFIT    VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- ---------- -------- -------- ------------- -------------
April 30, 1993.......... $ 16,000 $1,000,000 $1,000,000 $ 13,861 $  7,792      --            --
December 31, 1993.......   16,000  1,000,000  1,000,000   14,645    8,576     -60.51%        --
December 31, 1994.......   32,000  1,000,000  1,000,000   27,406   21,338     -30.21      1,028.55%

ZENITH SMALL CAP SUB-ACCOUNT
                                                                          INTERNAL RATE
                          TOTAL    MINIMUM    VARIABLE                    OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH      DEATH      CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    BENEFIT    VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- ---------- -------- -------- ------------- -------------
May 2, 1994............. $ 16,000 $1,000,000 $1,000,000 $ 13,861 $  7,792      --            --
December 31, 1994.......   16,000  1,000,000  1,000,000   12,279    6,210     -75.86%        --

ZENITH EQUITY GROWTH SUB-ACCOUNT**
                                                                          INTERNAL RATE
                          TOTAL    MINIMUM    VARIABLE                    OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH      DEATH      CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    BENEFIT    VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- ---------- -------- -------- ------------- -------------
October 31, 1994........ $ 16,000 $1,000,000 $1,000,000 $ 13,861 $  7,792      --            --
December 31, 1994.......   16,000  1,000,000  1,000,000   12,802    6,733    -100.00%        --

ZENITH BALANCED SUB-ACCOUNT**

                                                                          INTERNAL RATE
                          TOTAL    MINIMUM    VARIABLE                    OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH      DEATH      CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    BENEFIT    VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- ---------- -------- -------- ------------- -------------
October 31, 1994........ $ 16,000 $1,000,000 $1,000,000 $ 13,861 $  7,792      --            --
December 31, 1994.......   16,000  1,000,000  1,000,000   13,532    7,464     -98.96%        --

ZENITH VALUE SUB-ACCOUNT**
                                                                          INTERNAL RATE
                          TOTAL    MINIMUM    VARIABLE                    OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH      DEATH      CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    BENEFIT    VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- ---------- -------- -------- ------------- -------------
October 31, 1994........ $ 16,000 $1,000,000 $1,000,000 $ 13,861 $  7,792      --            --
December 31, 1994.......   16,000  1,000,000  1,000,000   13,117    7,049    -100.00%        --

ZENITH INTERNATIONAL EQUITY SUB-ACCOUNT**
                                                                          INTERNAL RATE
                          TOTAL    MINIMUM    VARIABLE                    OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH      DEATH      CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    BENEFIT    VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- ---------- -------- -------- ------------- -------------
October 31, 1994........ $ 16,000 $1,000,000 $1,000,000 $ 13,861 $  7,792      --            --
December 31, 1994.......   16,000  1,000,000  1,000,000   13,863    7,795     -98.65%        --

EQUITY-INCOME SUB-ACCOUNT
                                                                          INTERNAL RATE
                          TOTAL    MINIMUM    VARIABLE                    OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH      DEATH      CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    BENEFIT    VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- ---------- -------- -------- ------------- -------------
October 9, 1986......... $ 16,000 $1,000,000 $1,000,000 $ 13,861 $  7,792      --            --
December 31, 1986.......   16,000  1,000,000  1,000,000   13,590    7,521     -96.38%        --
December 31, 1987.......   32,000  1,000,000  1,000,000   23,548   17,479     -63.02      2,723.89%
December 31, 1988.......   48,000  1,000,000  1,000,000   41,197   28,331     -39.03        490.23
December 31, 1989.......   64,000  1,000,000  1,000,000   60,910   48,044     -16.25        221.84
December 31, 1990.......   80,000  1,000,000  1,000,000   64,281   51,415     -19.75        133.88
December 31, 1991.......   96,000  1,000,000  1,000,000   97,173   84,653      -4.62         92.44
December 31, 1992.......  112,000  1,000,000  1,000,000  126,352  115,217        .88         68.91
December 31, 1993.......  128,000  1,000,000  1,000,000  160,443  150,694       4.34         53.96
December 31, 1994.......  144,000  1,000,000  1,000,000  182,079  173,714       4.39         43.72

--------
** Consult your authorized NEVLICO agent regarding the availability of these sub-accounts.

OVERSEAS SUB-ACCOUNT

                                                                          INTERNAL RATE
                          TOTAL    MINIMUM    VARIABLE                    OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH      DEATH      CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    BENEFIT    VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- ---------- -------- -------- ------------- -------------
January 28, 1987........ $ 16,000 $1,000,000 $1,000,000 $ 13,861 $ 7,792       --            --
December 31, 1987.......   16,000  1,000,000  1,000,000   11,596   5,527     -68.38%         --
December 31, 1988.......   32,000  1,000,000  1,000,000   27,183  21,115     -25.92         707.99%
December 31, 1989.......   48,000  1,000,000  1,000,000   48,821  35,955     -14.30         272.18
December 31, 1990.......   64,000  1,000,000  1,000,000   60,413  47,547     -11.91         154.15
December 31, 1991.......   80,000  1,000,000  1,000,000   78,294  65,428      -6.81         103.01
December 31, 1992.......   96,000  1,000,000  1,000,000   80,122  68,641      -9.74          75.31
December 31, 1993.......  112,000  1,000,000  1,000,000  125,608 115,513        .79          58.22
December 31, 1994.......  128,000  1,000,000  1,000,000  137,840 129,129        .20          46.75

HIGH INCOME SUB-ACCOUNT
                                                                          INTERNAL RATE
                          TOTAL    MINIMUM    VARIABLE                    OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH      DEATH      CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    BENEFIT    VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- ---------- -------- -------- ------------- -------------
September 19, 1985...... $ 16,000 $1,000,000 $1,000,000 $ 13,861 $ 7,792       --            --
December 31, 1985.......   16,000  1,000,000  1,000,000   14,274   8,205     -90.62%         --
December 31, 1986.......   32,000  1,000,000  1,000,000   29,761  23,692     -33.71       2,337.90%
December 31, 1987.......   48,000  1,000,000  1,000,000   42,563  29,697     -34.27         463.37
December 31, 1988.......   64,000  1,000,000  1,000,000   60,045  47,179     -16.70         214.72
December 31, 1989.......   80,000  1,000,000  1,000,000   69,113  56,247     -15.33         130.87
December 31, 1990.......   96,000  1,000,000  1,000,000   79,401  66,997     -13.01          90.84
December 31, 1991.......  112,000  1,000,000  1,000,000  119,247 108,228      -1.05          67.95
December 31, 1992.......  128,000  1,000,000  1,000,000  157,896 148,262       3.86          53.32
December 31, 1993.......  144,000  1,000,000  1,000,000  201,189 192,940       6.72          43.27
December 31, 1994.......  160,000  1,000,000  1,000,000  208,379 201,515       4.75          35.98

ASSET MANAGER SUB-ACCOUNT
                                                                          INTERNAL RATE
                          TOTAL    MINIMUM    VARIABLE                    OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH      DEATH      CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT    BENEFIT    VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- ---------- -------- -------- ------------- -------------
September 6, 1989....... $ 16,000 $1,000,000 $1,000,000 $ 13,861 $ 7,792       --            --
December 31, 1989.......   16,000  1,000,000  1,000,000   13,583   7,514     -90.73%         --
December 31, 1990.......   32,000  1,000,000  1,000,000   27,598  21,529     -40.93       2,130.09%
December 31, 1991.......   48,000  1,000,000  1,000,000   46,904  34,038     -24.47         447.21
December 31, 1992.......   64,000  1,000,000  1,000,000   65,176  52,310     -10.91         210.30
December 31, 1993.......   80,000  1,000,000  1,000,000   91,834  78,968       -.56         128.98
December 31, 1994.......   96,000  1,000,000  1,000,000   97,152  84,747      -4.43          89.83

                                  APPENDIX C

                            LONG TERM MARKET TRENDS

  The information below is a comparison of the average annual returns of common stock, high grade corporate bonds and 30-day U.S. Treasury bills over 20-year and 30-year holding periods.* The average annual returns assume the reinvestment of dividends, capital gains and interest. This is an historical record and is not intended as a projection of future performance. Charges associated with a variable life policy are not reflected.

  The data indicates that, historically, the investment performance of common stocks over long periods of time has been positive and has generally been superior to that of long-term, high grade debt securities. Common stocks have, however, been subject to more dramatic market adjustments over short periods of time. These trends indicate the potential advantages of holding a variable life insurance policy for a long period of time.

  Over the 50 20-year time periods beginning in 1926 and ending in 1994 (i.e., 1926-1945, 1927-1946, and so on through 1975-1994):

  -- The average annual return of common stocks was superior to that of high grade, long-term corporate bonds in 47 of the 50 periods.

  -- The average annual return of common stocks surpassed that of U.S. Treasury bills in each of the 50 periods.

  -- Common stock average annual returns exceeded the average annual rate of inflation in each of the 50 periods.

  Over the 40 30-year time periods beginning in 1926 and ending in 1994, the average annual return of common stocks was superior to that of high grade, long-term corporate bonds, U.S. Treasury bills and inflation in all 40 periods.

  From 1926 through 1994 the average annual return for common stocks was 10.2%, compared to 5.4% for high grade, long-term corporate bonds, 3.7% for U.S. Treasury bills and 3.1% for the Consumer Price Index.
----------
* Source: Stocks, Bonds, Bills and Inflation 1995 Yearbook (TM), Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved.

                               ----------------

    SUMMARY: HISTORIC S&P STOCK INDEX RESULTS FOR SPECIFIC HOLDING PERIODS

  The following chart categorizes the historical results of the Standard & Poor's 500 Stock Index, with dividends reinvested, over one-year, five-year and twenty-year periods beginning in 1926 and ending 1994.

  The chart shows that, historically, the longer that a portfolio matching the S&P 500 Stock Index was held, the less likely was the chance of a loss. Conversely, the shorter the holding period of such a portfolio, the more likely was the chance of a loss. The chart also shows that shorter term results tend to be more extreme than longer term results.

  The chart is not a projection or representation of future stock market results. It cannot be taken as representative of the performance of any one fund. Rather it shows the historic performance of a broad index of stocks.

                               ----------------

            PERCENT OF HOLDING PERIODS WITH THE FOLLOWING RETURNS:

                                                                         GREATER
                                               0-   5.01-  10.01- 15.01-  THAN
   HOLDING                          NEGATIVE 5.00%  10.00% 15.00% 20.00% 20.00%
   PERIOD                            RETURN  RETURN RETURN RETURN RETURN RETURN
   -------------------------------- -------- ------ ------ ------ ------ -------
    1 year.........................    29%      4%    12%     7%    12%     36%
    5 years........................    11%     15%    16%    33%    17%      9%
   10 years........................     3%     12%    36%    22%    25%      2%
   20 years........................     0%      6%    34%    54%     6%      0%

----------
Source: Stocks, Bonds, Bills and Inflation 1995 Yearbook (TM), Ibbotson
 Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved.

                             DOLLAR COST AVERAGING

  Dollar cost averaging allows a person to take advantage of the historical long-term stock market results, assuming that they continue, although it does not guarantee a profit or protect against a loss. If an investor follows a program of dollar cost averaging on a long-term basis, and the stock fund selected performs at least as well as the S&P 500 has historically, it is likely although not guaranteed that the price at which shares are surrendered, for whatever reason, will be higher than the average cost per share.

  An investor using dollar cost averaging invests the same amount of money in the same professionally managed fund at regular intervals over a long period of time. Dollar cost averaging keeps an investor from investing too much when the price of shares is high and too little when the price is low. When the price of shares is low, the money invested buys more shares. When it is high, the money invested buys fewer shares. If the investor has the ability and desire to maintain this program over a long period of time (for example, 20 years), and the stock fund chosen follows the historical upward market trends, the price at which the shares are sold should be higher than their average cost. This price could be lower, however, if the fund chosen does not follow these historical trends.

  Investors contemplating the use of dollar cost averaging should consider their ability to continue the on-going purchases so that they can take advantage of periods of low price levels.

                                  APPENDIX D

                      USES OF SURVIVORSHIP LIFE INSURANCE

  The following are examples of ways in which the Policy can be used to address certain personal, estate and business planning objectives.

ESTATE TAX PAYMENT

  Federal estate taxes may be deferred for a married couple until the second death. At that time, the estate tax liability may exceed 50% of a family's estate. Survivorship life is especially suited to fund for this liability at the second death.

EDUCATION AND SUPPORT OF CHILDREN

  Often, parents will have sufficient insurance to provide for children if either of the parents dies. However, few have sufficient insurance to provide for children in the event both parents die while the children are in need of education and support. Survivorship life can provide protection against the extraordinary expenses that arise if both parents die while the children are dependent.

CHARITABLE GIVING

  Life insurance can be used to facilitate charitable giving, and survivorship life is especially well suited for this purpose. Assets left to charity at death can be deductible from a decedent's taxable estate. An individual may be reluctant to give assets to charity if a surviving spouse may need those assets for support or if the individual may want the children to receive the value of those assets. Survivorship life can enable a client to defer the charitable gift until the spouse dies. At the spouse's death, assets that otherwise would be subject to estate tax can pass to charity. The children can be provided for using survivorship life, which provides for payment of death benefit proceeds directly to the children at the same time that the assets in the spouse's estate pass to charity. Children can receive those life insurance proceeds free of income and estate taxes.

GIFTS TO GRANDCHILDREN

  Grandparents can provide substantial gifts to grandchildren using survivorship life. For very large estates, survivorship life can take advantage of exceptions to the generation skipping tax to maximize the gifts grandchildren will receive.

BUSINESS USES

  Survivorship life can be used in business planning to provide benefits or funding for replacement of key people, for buy-sell agreements and the like. The policy can cover two owners, a parent and child active in the business, two related or unrelated key executives, an executive and the executive's spouse, etc. The policy can be used to accumulate cash to help fund a living buyout under a buy-sell agreement or a deferred compensation plan for executives or for directors.

                                  APPENDIX E

                                TAX INFORMATION

  The Office of Tax Analysis of the U.S. Department of the Treasury published a "Report to the Congress on the Taxation of Life Insurance Company Products" in March 1990. Page 4 of this report is Table 1.1, a "Comparison of Tax Treatment of Life Insurance Products and Other Retirement Savings Plans". Because it is a convenient summary of the relevant tax characteristics of these products and plans, we have reprinted it here, and added footnotes to reflect exceptions to the general rules.

                             ---------------------

                                   TABLE 1.1

  COMPARISON OF TAX TREATMENT OF LIFE INSURANCE PRODUCTS AND OTHER RETIREMENT
                                 SAVINGS PLANS

                                    CASH-VALUE
                                       LIFE    NON-QUALIFIED           QUALIFIED
                                    INSURANCE    ANNUITIES     IRA'S    PENSION
                                    ---------- ------------- --------- ---------
Annual Contribution Limits             No         No         Yes        Yes
Income Eligibility Limits              No         No         Yes**      No
Borrowing Treated as Distributions     No*        Yes        Loans not  Yes,
                                                             allowed    beyond
                                                                        $50,000
Income Ordering Rules (Income
 included in First Distribution)       No*        Yes        Yes        Yes
Early Withdrawal Penalties             No*        Yes***     Yes***     Yes***
Minimum Distribution Rules by
 Age 70 1/2                            No         No         Yes        Yes
Maximum Annual Distribution Rules      No         No         Yes        Yes
Anti-discrimination Rules              No         No         No         Yes

----------
Department of the Treasury                                           March 1990

 Office of Tax Analysis

  * If the Policy is not a modified endowment contract.

 ** If amounts paid in to fund the IRA are deductible; once over the income eligibility limits amounts paid into an IRA are permitted but not deductible.

*** There are several exceptions to the application of the early withdrawal penalties for annuities, IRAs and qualified pensions.

    The foregoing information is not intended as tax advice. You should consult with your own tax advisor for more complete information.

                                  APPENDIX F

                      ENHANCED DEATH BENEFIT LIMITATIONS

  As noted under "Policy Values and Benefits" in the Prospectus, the enhancement factor that applies to the Option A and B death benefits is subject to certain limits in order to contain cost of insurance charges against the Policy. The maximum death benefit under Option A is the lesser of
(i) the percent of the cash value at the age of the younger insured at the start of the Policy year as shown in Table II below and (ii) the cash value of the Policy times: the face amount divided by the Tabular Cash Value of the Policy at the start of the Policy month. The maximum death benefit under Option B is the lesser of (i) the percent of the cash value at the age of the younger insured at the start of the Policy year as shown in Table II below and
(ii) the cash value of the Policy times: the sum of the face amount plus the Tabular Cash Value, divided by the Tabular Cash Value.

  In no event will the death benefit be less than the amount required to satisfy tax law requirements.

  The Tabular Cash Value at the start of each Policy month assumes: the Guaranteed Death Benefit 1 Premium, as shown in the Policy, is paid on the first day of each Policy year; maximum charges are charged; and the Actual Investment Return is equivalent to an annual rate of 4% in all policy years.

                             ---------------------

                                   TABLE II

        AGE                     PERCENT                     AGE                PERCENT
        ---                     -------                     ---                -------
   20 through 40                 362.50                      63                 179.80
        41                       352.35                      64                 176.90
        42                       342.20                      65                 174.00
        43                       332.05                      66                 172.55
        44                       321.90                      67                 171.10
        45                       311.75                      68                 169.65
        46                       303.05                      69                 168.20
        47                       294.35                      70                 166.75
        48                       285.65                      71                 163.85
        49                       276.95                      72                 160.95
        50                       268.25                      73                 158.05
        51                       258.10                      74                 155.15
        52                       247.95                75 through 90            152.25
        53                       237.80                      91                 150.80
        54                       227.65                      92                 144.20
        55                       217.50                      93                 137.70
        56                       211.70                      94                 131.30
        57                       205.90                      95                 126.25
        58                       200.10                      96                 121.20
        59                       194.30                      97                 116.15
        60                       188.50                      98                 111.10
        61                       185.60                      99                 106.05
        62                       182.70                     100                 100.00

                  NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                                      OF
                  NEW ENGLAND VARIABLE LIFE INSURANCE COMPANY

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Policy Owners and Board of Directors of New England Variable Life Insurance Company:

We have audited the accompanying statement of assets and liabilities of New England Variable Life Separate Account (comprised of Capital Growth Sub-Account, Bond Income Sub-Account, Money Market Sub-Account, Stock Index Sub-Account, Managed Sub-Account, Avanti Growth Sub-Account, Value Growth Sub-Account, Small Cap Sub-Account, Equity-Income Sub-Account, Overseas Sub-Account, High Income Sub-Account, and Asset Manager Sub-Account) of New England Variable Life Insurance Company as of December 31, 1994, and the related statements of operations and changes in net assets for each of the periods indicated therein. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments held by the custodian as of December 31, 1994. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the respective aforementioned sub-accounts comprising New England Variable Life Separate Account of New England Variable Life Insurance Company as of December 31, 1994, and the results of their operations and changes in their net assets for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                          COOPERS & LYBRAND L.L.P.

Boston, Massachusetts
February 3, 1995

                   NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                                       OF
                  NEW ENGLAND VARIABLE LIFE INSURANCE COMPANY

                      STATEMENT OF ASSETS AND LIABILITIES

                               DECEMBER 31, 1994




                                                                            NEW ENGLAND ZENITH FUND
                                              --------------------------------------------------------------------------------------
                                                CAPITAL          BOND           MONEY          STOCK                        AVANTI
                                                 GROWTH         INCOME         MARKET          INDEX         MANAGED        GROWTH
                                                  SUB-           SUB-           SUB-           SUB-           SUB-           SUB-
                                                ACCOUNT         ACCOUNT        ACCOUNT        ACCOUNT        ACCOUNT       ACCOUNT
                                             ------------    -----------    -----------    -----------    -----------    ----------
ASSETS
Investments in New England Zenith Fund and
 Variable Insurance Products Fund, and
 Variable Insurance Products Fund II at
 market value (Note 2)....................   $304,826,810    $20,250,408    $18,328,233    $11,767,226    $16,974,440    $8,143,351
SUB-ACCOUNT         SHARES       COST
----------------- ------------------------
Capital Growth...    976,070 $ 294,934,737
Bond Income......    211,980    22,279,301
Money Market.....    183,282    18,328,233
Stock Index......    156,209    13,412,970
Managed..........    130,272    16,271,198
Avanti Growth....     72,212     7,937,671
Value Growth.....     47,081     5,131,286
Small Cap........      2,276       215,214
Equity-Income....  1,503,462    22,928,486
Overseas.........  2,206,564    34,315,959
High Income......      3,379        36,150
Asset Manager....     16,410       227,797
Amount due and accrued from policy-related
 transactions.............................        184,202          6,345      1,007,405          3,223         (4,968)       28,694
Dividends receivable......................            --             --          82,924            --             --            --
                                             ------------    -----------    -----------    -----------    -----------    ----------
  Total Assets............................    305,011,012     20,256,753     19,418,562     11,770,449     16,969,472     8,172,045
LIABILITIES
Due New England Variable Life Insurance
 Company..................................     55,516,275      3,506,622      2,537,819      2,091,485      2,209,894     1,760,834
                                             ------------    -----------    -----------    -----------    -----------    ----------
  Total liabilities.......................     55,516,275      3,506,622      2,537,819      2,091,485      2,209,894     1,760,834
                                             ------------    -----------    -----------    -----------    -----------    ----------
NET ASSETS FOR VARIABLE LIFE INSURANCE
 POLICIES.................................   $249,494,737    $16,750,131    $16,880,743    $ 9,678,964    $14,759,578    $6,411,211
                                             ============    ===========    ============    ==========    ===========    ==========
                                                                                   VARIABLE
                                                                                   INSURANCE
                                                  NEW ENGLAND                  VARIABLE INSURANCE                 PRODUCTS
                                                  ZENITH FUND                    PRODUCTS FUND                    FUND II
                                             ---------------------   -----------------------------------   -----------------------
                                                VALUE      SMALL       EQUITY-                    HIGH      ASSET
                                                GROWTH      CAP        INCOME       OVERSEAS     INCOME    MANAGER
                                                 SUB-       SUB-        SUB-          SUB-        SUB-      SUB-
                                               ACCOUNT    ACCOUNT      ACCOUNT       ACCOUNT     ACCOUNT   ACCOUNT       TOTAL
                                             ----------   --------   -----------   -----------   -------   --------   ------------
ASSETS
Investments in New England Zenith Fund and
 Variable Insurance Products Fund, and
 Variable Insurance Products Fund II at
 market value (Note 2)....................   $5,133,204   $219,876   $23,078,145   $34,576,854   $36,363   $226,294   $443,561,204
SUB-ACCOUNT
-----------------
Capital Growth...
Bond Income......
Money Market.....
Stock Index......
Managed..........
Avanti Growth....
Value Growth.....
Small Cap........
Equity-Income....
Overseas.........
High Income......
Asset Manager....
Amount due and accrued from policy-related
 transactions.............................       12,591     16,120        72,148        65,247       --       5,412      1,396,419
Dividends receivable......................          --         --            --            --        --         --          82,924
                                             ----------   --------   -----------   -----------   -------   --------   ------------
  Total Assets............................    5,145,795    235,996    23,150,293    34,642,101    36,363    231,706    445,040,547
LIABILITIES
Due New England Variable Life Insurance
 Company..................................    1,052,814     45,166     4,018,126     6,773,269     5,941     31,012     79,549,257
                                             ----------   --------   -----------   -----------   -------   --------   ------------
  Total liabilities.......................    1,052,814     45,166     4,018,126     6,773,269     5,941     31,012     79,549,257
                                             ----------   --------   -----------   -----------   -------   --------   ------------
NET ASSETS FOR VARIABLE LIFE INSURANCE
 POLICIES.................................   $4,092,981   $190,830   $19,132,167   $27,868,832   $30,422   $200,694   $365,491,290
                                             ==========   ========   ===========   ===========   =======   ========   ============

                       See Notes to Financial Statements

                   NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                                       OF
                  NEW ENGLAND VARIABLE LIFE INSURANCE COMPANY

                            STATEMENT OF OPERATIONS

                 FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1994

                                                       NEW ENGLAND ZENITH FUND
                  -----------------------------------------------------------------------------------------------------
                    CAPITAL        BOND         MONEY       STOCK                    AVANTI       VALUE       SMALL
                     GROWTH       INCOME       MARKET       INDEX       MANAGED      GROWTH      GROWTH        CAP
                  SUB-ACCOUNT   SUB-ACCOUNT  SUB-ACCOUNT SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT*
                  ------------  -----------  ----------- -----------  -----------  ----------- ----------- ------------
Income
Dividends.......  $ 13,519,083  $ 1,399,070   $691,932   $   307,159  $  678,949    $ 43,109    $ 89,817      $  327
EXPENSE
Mortality and
 expense risk
 charge (Note
 3).............     1,637,278      107,252     93,830        59,230      86,049      31,737      18,214          28
                  ------------  -----------   --------   -----------  ----------    --------    --------      ------
Net investment
 income (loss)..    11,881,805    1,291,818    598,102       247,929     592,900      11,372      71,603         299
NET REALIZED AND
 UNREALIZED GAIN
 ON INVESTMENTS
Net unrealized
 appreciation
 (depreciation)
 on investments:
Beginning of
 period.........    46,100,393       41,284      --       (1,457,732)  1,602,795     143,154      67,310        --
End of period...     9,892,073   (2,028,893)     --       (1,645,744)    703,242     205,680       1,918       4,662
                  ------------  -----------   --------   -----------  ----------    --------    --------      ------
Net change in
 unrealized
 appreciation
 (depreciation).   (36,208,320)  (2,070,177)     --         (188,012)   (899,553)     62,526     (65,392)      4,662
Net realized
 gain (loss) on
 investments....        67,810        1,763      --            6,200      37,994         542         776        --
                  ------------  -----------   --------   -----------  ----------    --------    --------      ------
Net realized and
 unrealized gain
 (loss) on
 investments....   (36,140,510)  (2,068,414)     --         (181,812)   (861,559)     63,068     (64,616)      4,662
                  ------------  -----------   --------   -----------  ----------    --------    --------      ------
NET INCREASE
 (DECREASE) IN
 NET ASSETS
 RESULTING FROM
 OPERATIONS.....  $(24,258,705) $  (776,596)  $598,102   $    66,117  $ (268,659)   $ 74,440    $  6,987      $4,961
                  ============  ===========   ========   ===========  ==========    ========    ========      ======
                                                          VARIABLE
                                                          INSURANCE
                           VARIABLE INSURANCE             PRODUCTS
                              PRODUCTS FUND                FUND II
                  ------------------------------------- ------------- -------------
                    EQUITY-                   HIGH          ASSET
                    INCOME     OVERSEAS      INCOME        MANAGER
                  SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT** SUB-ACCOUNT**    TOTAL
                  ----------- ----------- ------------- ------------- -------------
Income
Dividends.......   $670,101    $  69,390      $ --         $    --    $ 17,468,937
EXPENSE
Mortality and
 expense risk
 charge (Note
 3).............     75,586      133,276         6              34       2,242,520
                  ----------- ----------- ------------- ------------- -------------
Net investment
 income (loss)..    594,515      (63,886)       (6)            (34)     15,226,417
NET REALIZED AND
 UNREALIZED GAIN
 ON INVESTMENTS
Net unrealized
 appreciation
 (depreciation)
 on investments:
Beginning of
 period.........     93,013      700,341       --            --         47,290,558
End of period...    149,659      260,895       213          (1,503)      7,542,202
                  ----------- ----------- ------------- ------------- -------------
Net change in
 unrealized
 appreciation
 (depreciation).     56,646     (439,446)      213          (1,503)    (39,748,356)
Net realized
 gain (loss) on
 investments....       (929)        (471)      --            --            113,685
                  ----------- ----------- ------------- ------------- -------------
Net realized and
 unrealized gain
 (loss) on
 investments....     55,717     (439,917)      213          (1,503)    (39,634,671)
                  ----------- ----------- ------------- ------------- -------------
NET INCREASE
 (DECREASE) IN
 NET ASSETS
 RESULTING FROM
 OPERATIONS.....   $650,232    $(503,803)     $207         $(1,537)   $(24,408,254)
                  =========== =========== ============= ============= =============

*For the period May 2, 1994 (Commencement of Operations) through December 31, 1994.

**For the period December 19, 1994 (Commencement of Operations) through December 31, 1994.

                       See Notes to Financial Statements

                   NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                                       OF
                  NEW ENGLAND VARIABLE LIFE INSURANCE COMPANY

                            STATEMENT OF OPERATIONS

                 FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1993

                                                                    NEW ENGLAND ZENITH FUND
                                  ---------------------------------------------------------------------------------------------
                                    CAPITAL                      MONEY        STOCK                     AVANTI
                                    GROWTH      BOND INCOME     MARKET        INDEX       MANAGED       GROWTH     VALUE GROWTH
                                  SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT*  SUB-ACCOUNT*
                                  -----------   -----------   -----------  -----------  -----------  ------------  ------------
INCOME
Dividends........................ $14,407,828   $1,721,493     $415,332    $  286,517   $  778,823     $ 31,181      $31,108
EXPENSE
Mortality and expense risk charge
 (Note 3)........................   1,317,363       89,763       74,167        40,270       73,721        5,506        3,166
                                  -----------   ----------     --------    ----------   ----------     --------      -------
Net investment income (loss).....  13,090,465    1,631,730      341,165       246,247      705,102       25,675       27,942
NET REALIZED AND UNREALIZED GAIN
 ON INVESTMENTS
Net unrealized appreciation
 (depreciation) on investments:
 Beginning of period.............  26,130,492      (62,020)       --       (1,863,474)   1,105,911        --            --
 End of period...................  46,100,393       41,284        --       (1,457,732)   1,602,795      143,154       67,310
                                  -----------   ----------     --------    ----------   ----------     --------      -------
Net change in unrealized
 appreciation....................  19,969,901      103,304        --          405,742      496,884      143,154       67,310
Net realized gain (loss) on
 investments.....................     436,493       84,686        --           (4,995)      93,335          (88)          64
                                  -----------   ----------     --------    ----------   ----------     --------      -------
Net realized and unrealized gain
 on investments..................  20,406,394      187,990        --          400,747      590,219      143,066       67,374
                                  -----------   ----------     --------    ----------   ----------     --------      -------
NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS....... $33,496,859   $1,819,720     $341,165    $  646,994   $1,295,321     $168,741      $95,316
                                  ===========   ==========     ========    ==========   ==========     ========      =======
                                      VARIABLE INSURANCE
                                        PRODUCTS FUND
                                  -------------------------- -----------
                                  EQUITY-INCOME   OVERSEAS
                                  SUB-ACCOUNT*  SUB-ACCOUNT*    TOTAL
                                  ------------- ------------ -----------
INCOME
Dividends........................   $ 46,757      $   --     $17,719,039
EXPENSE
Mortality and expense risk charge
 (Note 3)........................      7,615        17,666     1,629,237
                                    --------      --------   -----------
Net investment income (loss).....     39,142       (17,666)   16,089,802
NET REALIZED AND UNREALIZED GAIN
 ON INVESTMENTS
Net unrealized appreciation
 (depreciation) on investments:
 Beginning of period.............      --            --       25,310,909
 End of period...................     93,013       700,341    47,290,558
                                    --------      --------   -----------
Net change in unrealized
 appreciation....................     93,013       700,341    21,979,649
Net realized gain (loss) on
 investments.....................        (59)          729       610,165
                                    --------      --------   -----------
Net realized and unrealized gain
 on investments..................     92,954       701,070    22,589,814
                                    --------      --------   -----------
NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS.......   $132,096      $683,404   $38,679,616
                                    ========      ========   ===========

* For the period April 30, 1993 (Commencement of Operations) through December 31, 1993.

                       See Notes to Financial Statements

                   NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                                       OF
                  NEW ENGLAND VARIABLE LIFE INSURANCE COMPANY

                            STATEMENT OF OPERATIONS

                 FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1992

                          --------------------------------------------------------------- -----------
                            CAPITAL        BOND         MONEY       STOCK
                             GROWTH       INCOME       MARKET       INDEX       MANAGED
                          SUB-ACCOUNT   SUB-ACCOUNT  SUB-ACCOUNT SUB-ACCOUNT  SUB-ACCOUNT    TOTAL
                          ------------  -----------  ----------- -----------  ----------- -----------
INCOME
Dividends...............  $  2,544,247  $1,038,401    $541,442   $2,971,910    $ 521,129  $ 7,617,129
EXPENSE
Mortality and expense
 risk charge (Note 3)...       872,975      57,034      75,654       24,160       51,418    1,081,241
                          ------------  ----------    --------   ----------    ---------  -----------
Net investment income...     1,671,272     981,367     465,788    2,947,750      469,711    6,535,888
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS
Net unrealized
 appreciation
 (depreciation ) on
 investments:
 Beginning of period....    36,250,872     132,914       --         767,700    1,283,603   38,435,089
 End of period..........    26,130,492     (62,020)      --      (1,863,474)   1,105,911   25,310,909
                          ------------  ----------    --------   ----------    ---------  -----------
Net change in unrealized
 depreciation...........   (10,120,380)   (194,934)      --      (2,631,174)    (177,692) (13,124,180)
Net realized gain on
 investments............         3,522      45,768       --          14,077      350,133      413,500
                          ------------  ----------    --------   ----------    ---------  -----------
Net realized and
 unrealized gain (loss)
 on investments.........   (10,116,858)   (149,166)      --      (2,617,097)     172,441  (12,710,680)
                          ------------  ----------    --------   ----------    ---------  -----------
NET INCREASE (DECREASE)
 IN NET ASSETS RESULTING
 FROM OPERATIONS........  $ (8,445,586) $  832,201    $465,788   $  330,653    $ 642,152  $(6,174,792)
                          ============  ==========    ========   ==========    =========  ===========



                       See Notes to Financial Statements

                   NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                                       OF
                  NEW ENGLAND VARIABLE LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS

                 FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1994

                                                      NEW ENGLAND ZENITH FUND
                   -----------------------------------------------------------------------------------------------------
                     CAPITAL        BOND         MONEY         STOCK                    AVANTI        VALUE      SMALL
                      GROWTH       INCOME        MARKET        INDEX       MANAGED      GROWTH       GROWTH       CAP
                       SUB-         SUB-          SUB-         SUB-         SUB-         SUB-         SUB-        SUB-
                     ACCOUNT       ACCOUNT      ACCOUNT       ACCOUNT      ACCOUNT      ACCOUNT      ACCOUNT    ACCOUNT*
                   ------------  -----------  ------------  -----------  -----------  -----------  -----------  --------
FROM INVESTMENT
 ACTIVITIES
Net investment
 income (loss)...  $ 11,881,805  $ 1,291,818  $    598,102  $   247,929  $   592,900  $    11,372  $    71,603  $    299
Net realized and
 unrealized gain
 (loss) on
 investments.....   (36,140,510)  (2,068,414)      --          (181,812)    (861,559)      63,068      (64,616)    4,662
                   ------------  -----------  ------------  -----------  -----------  -----------  -----------  --------
 Increase
  (decrease) in
  net assets
  derived from
  investment
  activities.....   (24,258,705)    (776,596)      598,102       66,117     (268,659)      74,440        6,987     4,961
FROM POLICY-RELATED
 TRANSACTIONS
Net premiums
 transferred from
 New England
 Variable Life
 Insurance
 Company.........   101,802,783    6,362,705    39,544,492    3,600,140    4,112,835    3,173,029    1,762,484     4,323
Net transfers
 (to) from other
 sub-accounts....    (1,234,289)    (822,617)  (29,858,294)     718,688     (186,357)   2,527,486    2,012,595   226,677
Net transfers to
 New England
 Variable Life
 Insurance
 Company.........   (56,761,722)  (4,458,223)   (6,161,941)  (2,075,140)  (3,102,454)  (2,027,427)  (1,190,128)  (45,131)
                   ------------  -----------  ------------  -----------  -----------  -----------  -----------  --------
Increase in net
 assets derived
 from policy-
 related
 transactions....    43,806,772    1,081,865     3,524,257    2,243,688      824,024    3,673,088    2,584,951   185,869
                   ------------  -----------  ------------  -----------  -----------  -----------  -----------  --------
Net increase in
 net assets......    19,548,067      305,269     4,122,359    2,309,805      555,365    3,747,528    2,591,938   190,830
NET ASSETS, AT
 BEGINNING OF THE
 PERIOD..........   229,946,670   16,444,862    12,758,384    7,369,159   14,204,213    2,663,683    1,501,043     --
                   ------------  -----------  ------------  -----------  -----------  -----------  -----------  --------
NET ASSETS, AT
 END OF THE
 PERIOD..........  $249,494,737  $16,750,131  $ 16,880,743  $ 9,678,964  $14,759,578  $ 6,411,211  $ 4,092,981  $190,830
                   ============  ===========  ============  ===========  ===========  ===========  ===========  ========
                                                       VARIABLE
                                                       INSURANCE
                          VARIABLE INSURANCE           PRODUCTS
                             PRODUCTS FUND              FUND II
                   ----------------------------------- ---------- -------------
                     EQUITY-                   HIGH      ASSET
                     INCOME      OVERSEAS     INCOME    MANAGER
                      SUB-         SUB-        SUB-      SUB-
                     ACCOUNT      ACCOUNT    ACCOUNT** ACCOUNT**     TOTAL
                   ------------ ------------ --------- ---------- -------------
FROM INVESTMENT
 ACTIVITIES
Net investment
 income (loss)...  $   594,515  $   (63,886)  $    (6) $    (34)  $ 15,226,417
Net realized and
 unrealized gain
 (loss) on
 investments.....       55,717     (439,917)      213    (1,503)   (39,634,671)
                   ------------ ------------ --------- ---------- -------------
 Increase
  (decrease) in
  net assets
  derived from
  investment
  activities.....      650,232     (503,803)      207    (1,537)   (24,408,254)
FROM POLICY-RELATED
 TRANSACTIONS
Net premiums
 transferred from
 New England
 Variable Life
 Insurance
 Company.........    9,237,234   11,268,285       102     8,495    180,876,907
Net transfers
 (to) from other
 sub-accounts....    9,868,299   16,487,055    36,048   224,709        --
Net transfers to
 New England
 Variable Life
 Insurance
 Company.........   (4,905,512)  (8,836,370)   (5,935)  (30,973)   (89,600,956)
                   ------------ ------------ --------- ---------- -------------
Increase in net
 assets derived
 from policy-
 related
 transactions....   14,200,021   18,918,970    30,215   202,231     91,275,951
                   ------------ ------------ --------- ---------- -------------
Net increase in
 net assets......   14,850,253   18,415,167    30,422   200,694     66,867,697
NET ASSETS, AT
 BEGINNING OF THE
 PERIOD..........    4,281,914    9,453,665     --        --       298,623,593
                   ------------ ------------ --------- ---------- -------------
NET ASSETS, AT
 END OF THE
 PERIOD..........  $19,132,167  $27,868,832   $30,422  $200,694   $365,491,290
                   ============ ============ ========= ========== =============

 * For the period May 2, 1994 (Commencement of Operations) through December 31, 1994.
** For the period December 19, 1994 (Commencement of Operations) through
   December 31, 1994.

                       See Notes to Financial Statements

                   NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                                       OF
                  NEW ENGLAND VARIABLE LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS

                 FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1993

                                                 NEW ENGLAND ZENITH FUND
                  -------------------------------------------------------------------------------------------
                    CAPITAL        BOND         MONEY        STOCK                     AVANTI       VALUE
                     GROWTH       INCOME       MARKET        INDEX       MANAGED       GROWTH       GROWTH
                  SUB-ACCOUNT   SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT* SUB-ACCOUNT*
                  ------------  -----------  -----------  -----------  -----------  ------------ ------------
FROM INVESTMENT
 ACTIVITIES
Net investment
 income (loss)..  $ 13,090,465  $ 1,631,730  $   341,165  $  246,247   $   705,102   $   25,675   $   27,942
Net realized and
 unrealized gain
 on investments.    20,406,394      187,990          --      400,747       590,219      143,066       67,374
                  ------------  -----------  -----------  ----------   -----------   ----------   ----------
Increase in net
 assets derived
 from investment
 activities.....    33,496,859    1,819,720      341,165     646,994     1,295,321      168,741       95,316
FROM POLICY-
 RELATED
 TRANSACTIONS
Net premiums
 transferred
 from New
 England
 Variable Life
 Insurance
 Company........    88,880,791    5,429,522   27,439,024   2,696,124     3,325,220      579,106      252,321
Net transfers
 (to) from other
 sub-accounts...      (185,104)   1,155,530  (22,054,415)  1,088,665     1,967,320    2,787,043    1,529,391
Net transfers to
 New England
 Variable Life
 Insurance
 Company........   (41,091,866)  (2,588,466)  (5,031,875) (1,483,033)   (1,785,088)    (871,207)    (375,985)
                  ------------  -----------  -----------  ----------   -----------   ----------   ----------
Increase in net
 assets derived
 from policy-
 related
 transactions...    47,603,821    3,996,586      352,734   2,301,756     3,507,452    2,494,942    1,405,727
                  ------------  -----------  -----------  ----------   -----------   ----------   ----------
Net increase in
 net assets.....    81,100,680    5,816,306      693,899   2,948,750     4,802,773    2,663,683    1,501,043
NET ASSETS, AT
 BEGINNING OF
 THE PERIOD.....   148,845,990   10,628,556   12,064,485   4,420,409     9,401,440          --           --
                  ------------  -----------  -----------  ----------   -----------   ----------   ----------
NET ASSETS, AT
 END OF THE
 PERIOD.........  $229,946,670  $16,444,862  $12,758,384  $7,369,159   $14,204,213   $2,663,683   $1,501,043
                  ============  ===========  ===========  ==========   ===========   ==========   ==========
                      VARIABLE INSURANCE
                        PRODUCTS FUND
                  -------------------------- -------------
                  EQUITY-INCOME   OVERSEAS
                  SUB-ACCOUNT*  SUB-ACCOUNT*    TOTAL
                  ------------- ------------ -------------
FROM INVESTMENT
 ACTIVITIES
Net investment
 income (loss)..   $   39,142    $  (17,666) $ 16,089,802
Net realized and
 unrealized gain
 on investments.       92,954       701,070    22,589,814
                  ------------- ------------ -------------
Increase in net
 assets derived
 from investment
 activities.....      132,096       683,404    38,679,616
FROM POLICY-
 RELATED
 TRANSACTIONS
Net premiums
 transferred
 from New
 England
 Variable Life
 Insurance
 Company........      964,191     1,568,988   131,135,287
Net transfers
 (to) from other
 sub-accounts...    4,320,708     9,390,862           --
Net transfers to
 New England
 Variable Life
 Insurance
 Company........   (1,135,081)   (2,189,589)  (56,552,190)
                  ------------- ------------ -------------
Increase in net
 assets derived
 from policy-
 related
 transactions...    4,149,818     8,770,261    74,583,097
                  ------------- ------------ -------------
Net increase in
 net assets.....    4,281,914     9,453,665   113,262,713
NET ASSETS, AT
 BEGINNING OF
 THE PERIOD.....          --            --    185,360,880
                  ------------- ------------ -------------
NET ASSETS, AT
 END OF THE
 PERIOD.........   $4,281,914    $9,453,665  $298,623,593
                  ============= ============ =============

* For the period April 30, 1993 (Commencement of Operations) through December 31, 1993.

                       See Notes to Financial Statements

                   NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                                       OF
                  NEW ENGLAND VARIABLE LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS

                 FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1992

                         -----------------------------------------------------------------  ------------
                           CAPITAL        BOND         MONEY         STOCK
                            GROWTH       INCOME        MARKET        INDEX       MANAGED
                         SUB-ACCOUNT   SUB-ACCOUNT  SUB-ACCOUNT   SUB-ACCOUNT  SUB-ACCOUNT     TOTAL
                         ------------  -----------  ------------  -----------  -----------  ------------
FROM INVESTMENT
 ACTIVITIES
Net investment income..  $  1,671,272  $   981,367  $    465,788  $ 2,947,750  $   469,711  $  6,535,888
Net realized and
 unrealized gain (loss)
 on investments........   (10,116,858)    (149,166)      --        (2,617,097)     172,441   (12,710,680)
                         ------------  -----------  ------------  -----------  -----------  ------------
 Increase (decrease) in
  net assets derived
  from investment
  activities...........    (8,445,586)     832,201       465,788      330,653      642,152    (6,174,792)
FROM POLICY-RELATED
 TRANSACTIONS
Net premiums
 transferred from New
 England Variable Life
 Insurance Company.....    67,808,576    3,248,052    24,616,186    1,485,555    2,274,457    99,432,826
Net transfers (to) from
 other sub-accounts....    16,957,727    1,845,009   (19,527,266)     849,096     (124,566)      --
Net transfers to New
 England Variable Life
 Insurance Company.....   (50,969,349)  (2,798,256)   (4,457,696)  (1,217,417)  (1,765,986)  (61,208,704)
                         ------------  -----------  ------------  -----------  -----------  ------------
Increase in net assets
 derived from policy-
 related transactions..    33,796,954    2,294,805       631,224    1,117,234      383,905    38,224,122
                         ------------  -----------  ------------  -----------  -----------  ------------
Net increase in net
 assets................    25,351,368    3,127,006     1,097,012    1,447,887    1,026,057    32,049,330
NET ASSETS, AT
 BEGINNING OF THE
 PERIOD................   123,494,622    7,501,550    10,967,473    2,972,522    8,375,383   153,311,550
                         ------------  -----------  ------------  -----------  -----------  ------------
NET ASSETS, AT END OF
 THE PERIOD............  $148,845,990  $10,628,556  $ 12,064,485  $ 4,420,409  $ 9,401,440  $185,360,880
                         ============  ===========  ============  ===========  ===========  ============



                       See Notes to Financial Statements

                  NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                                      OF
                  NEW ENGLAND VARIABLE LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS

1. New England Variable Life Separate Account (the "Account") of New England Variable Life Insurance Company ("NEVLICO"), was established by NEVLICO's Board of Directors on January 31, 1983 in accordance with the regulations of the Delaware Insurance Department. NEVLICO is a wholly-owned subsidiary of New England Mutual Life Insurance Company ("The New England"). The Account is registered as a unit investment trust under the Investment Company Act of 1940. The assets of the Account are owned by NEVLICO. However, that portion of the Account assets equal to the reserves and other liabilities of the Account may not be charged with liabilities that arise out of any other business NEVLICO may conduct.

2. The Account has twelve investment sub-accounts each of which invests in the shares of one portfolio of New England Zenith Fund ("Zenith Fund"), the Variable Insurance Products Fund or the Variable Insurance Products Fund II. The portfolios of the Zenith Fund, the Variable Insurance Products Fund and Variable Insurance Products Fund II in which the sub-accounts invest are referred to herein as the "Eligible Funds." The Zenith Fund, the Variable Insurance Products Fund and Variable Insurance Products Fund II are diversified, open-end management investment companies. The Account purchases or redeems shares of the twelve Eligible Funds based on the amount of net premiums invested in the Account, transfers among the sub-accounts, policy loans, surrender payments, and death benefit payments. The values of the shares of the Eligible Funds are determined as of the close of the New York Stock Exchange (normally 4:00 p.m. Boston time) on each day the Exchange is open for trading. Realized gains and losses on the sale of the Eligible Funds' shares are computed on the basis of identified cost on the trade date. Income from dividends is recorded on the ex-dividend date.

3. Certain deductions are made from each premium payment paid to NEVLICO to arrive at a net premium that is transferred to the Account, and certain deductions are made from the variable life insurance policies' cash value. These deductions include sales load, administrative expenses, a risk charge, premium taxes and the cost of providing insurance protection. Charges for investment advisory fees and other expenses are deducted from the assets of the Eligible Funds.

NEVLICO charges the Account for mortality and expense risks NEVLICO assumes. Currently, the charges are made daily at an effective annual rate of .35% of the Account assets attributable to fixed premium variable life policies, .45% of the Account assets attributable to single premium variable life policies,
 .60% of the Account assets attributable to variable ordinary life policies and limited payment variable life policies, and .90% of the Account assets attributable to variable survivorship life policies.

4. For federal income tax purposes the Account's operations are included with those of NEVLICO. NEVLICO intends to make appropriate charges against the Account in the future if and when tax liabilities arise.

5. The Back Bay Advisors Bond Income, Back Bay Advisors Money Market and Back Bay Advisors Managed Series of the Zenith Fund receive investment advice from Back Bay Advisors, L.P. ("Back Bay Advisors"), an indirect subsidiary of The New England. Capital Growth Management Limited Partnership ("CGM") serves as investment adviser to the Capital Growth Series. Loomis, Sayles serves as investment adviser to the Loomis Sayles Avanti Growth Series and the Loomis Sayles Small Cap Series, and Westpeak Investment Advisers, L.P. ("Westpeak") serves as investment adviser to the Westpeak Stock Index Series and the Westpeak Value Growth Series. Back Bay Advisors served as investment adviser to the Westpeak Stock Index Series until August 2, 1993, when Westpeak became the investment adviser pursuant to an advisory agreement that was approved by shareholders of the Westpeak Stock Index Series on July 14, 1993. Loomis, Sayles, Westpeak, and CGM are indirect subsidiaries of The New England. The Equity-Income, Overseas, and High Income Portfolios of the Variable Insurance Products Fund and the Asset Manager Portfolio of the Variable Insurance Products Fund II receive investment advice from Fidelity Management & Research Company.

6. The following table shows the aggregate cost of shares purchased and proceeds from sales of each sub-account as of December 31, 1994:

                                                        PURCHASES      SALES
                                                       ------------ ------------
   Capital Growth..................................... $164,839,394 $104,764,194
   Bond Income........................................   12,808,505    9,812,380
   Money Market.......................................   55,266,374   50,824,342
   Stock Index........................................    6,625,186    3,854,139
   Managed............................................    8,429,317    6,603,077
   Avanti Growth......................................    7,196,134    2,478,839
   Value Growth.......................................    4,869,047    1,506,335
   Small Cap..........................................      231,338            5
   Fidelity Equity-Income.............................   24,975,998    7,189,332
   Fidelity Overseas..................................   32,894,034    9,110,672
   Fidelity High Income...............................       36,150           --
   Fidelity Asset Manager.............................      245,398        6,777

7. The following tables show the net investment return of the sub-accounts for each type of variable life insurance policy investing in the Account. The net investment return reflects the appropriate mortality and expense risk charge against sub-account assets for each type of variable life insurance policy shown. These figures do not reflect charges deducted from premiums and cash values of the policies. Such charges will affect the actual cash values and benefits of the policies. Certain amounts in 1988, 1989, and 1990 have been recalculated to conform with the current presentation.

FIXED PREMIUM ("ZENITH LIFE") POLICIES

                                                 NET INVESTMENT RETURN OF THE SUB-ACCOUNTS
                         -----------------------------------------------------------------------------------------
                         1/1/85-  1/1/86-  1/1/87-  1/1/88-  1/1/89 - 1/1/90-  1/1/91-  1/1/92-  1/1/93-  1/1/94-
SUB-ACCOUNT              12/31/85 12/31/86 12/31/87 12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94
-----------              -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
Capital Growth..........  67.51%   94.53%   52.17%   -9.11%   30.30%   -3.82%   53.45%   -6.38%   14.57%   -8.06%
Bond Income.............  18.34%   14.43%    1.91%    7.99%   11.91%    7.71%   17.55%    7.80%   12.22%   -3.91%
Money Market............   7.88%    6.43%    6.16%    7.14%    8.87%    7.81%    5.84%    3.43%    2.61%    3.65%
                                           5/1/87-  1/1/88-  1/1/89 - 1/1/90-  1/1/91-  1/1/92-  1/1/93-  1/1/94-
SUB-ACCOUNT                                12/31/87 12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94
-----------                                -------- -------- -------- -------- -------- -------- -------- --------
Stock-Index............................... -12.40%   15.93%   29.70%   -4.48%   29.98%    6.92%    9.34%    0.71%
Managed...................................   -.89%    9.10%   18.67%    2.85%   19.75%    6.33%   10.26%   -1.53%
                                                                                                 4/30/93- 1/1/94-
SUB-ACCOUNT                                                                                      12/31/93 12/31/94
-----------                                                                                      -------- --------
Avanti Growth...................................................................................  14.47%   -1.70%
Value Growth....................................................................................  13.97%   -1.86%
                                                                                                 1/1/93-  1/1/94-
SUB-ACCOUNT                                                                                      12/31/93 12/31/94
-----------                                                                                      -------- --------
Fidelity Equity-Income..........................................................................  17.88%    6.55%
Fidelity Overseas...............................................................................  36.87%    0.85%
                                                                                                          5/2/94-
SUB-ACCOUNT                                                                                               12/31/94
-----------                                                                                               --------
Small Cap................................................................................................  -4.23%
                                                                                                          1/1/94-
SUB-ACCOUNT                                                                                               12/31/94
-----------                                                                                               --------
Fidelity High Income.....................................................................................  -1.80%
Fidelity Asset Manager...................................................................................  -6.76%

SINGLE PREMIUM ("ZENITH LIFE ONE") POLICIES

                                                 NET INVESTMENT RETURN OF THE SUB-ACCOUNTS
                         -----------------------------------------------------------------------------------------
                         1/1/85-  1/1/86-  1/1/87-  1/1/88-  1/1/89-  1/1/90-  1/1/91-  1/1/92-  1/1/93-  1/1/94-
SUB-ACCOUNT              12/31/85 12/31/86 12/31/87 12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94
-----------              -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
Capital Growth..........  67.34%   94.33%   52.02%   -9.20%   30.17%   -3.91%   53.29%   -6.47%   14.46%   -8.16%
Bond Income.............  18.23%   14.32%    1.81%    7.88%   11.79%    7.60%   17.43%    7.69%   12.10%   -4.01%
Money Market............   7.78%    6.32%    6.05%    7.03%    8.77%    7.71%    5.74%    3.33%    2.51%    3.54%
                                           5/1/87-  1/1/88-  1/1/89-  1/1/90-  1/1/91-  1/1/92-  1/1/93-  1/1/94-
SUB-ACCOUNT                                12/31/87 12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94
-----------                                -------- -------- -------- -------- -------- -------- -------- --------
Stock Index............................... -12.46%   15.82%   29.57%   -4.58%   29.85%    6.81%    9.23%    0.60%
Managed...................................   -.96%    8.99%   18.55%    2.75%   19.63%    6.22%   10.15%   -1.63%
                                                                                                 4/30/93- 1/1/94-
SUB-ACCOUNT                                                                                      12/31/93 12/31/94
-----------                                                                                      -------- --------
Avanti Growth...................................................................................  14.39%   -1.80%
Value Growth....................................................................................  13.90%   -1.96%
                                                                                                 1/1/93-  1/1/94-
SUB-ACCOUNT                                                                                      12/31/93 12/31/94
-----------                                                                                      -------- --------
Fidelity Equity-Income..........................................................................  17.76%    6.44%
Fidelity Overseas...............................................................................  36.74%    0.75%
                                                                                                          5/2/94-
SUB-ACCOUNT                                                                                               12/31/94
-----------                                                                                               --------
Small Cap................................................................................................  -4.30%
                                                                                                          1/1/94-
SUB-ACCOUNT                                                                                               12/31/94
-----------                                                                                               --------
Fidelity High Income.....................................................................................  -1.90%
Fidelity Asset Manager...................................................................................  -6.85%

VARIABLE ORDINARY ("ZENITH LIFE PLUS" AND "ZENITH LIFE PLUS II") AND LIMITED PAYMENT ("ZENITH LIFE EXECUTIVE 65") POLICIES

                                                 NET INVESTMENT RETURN OF THE SUB-ACCOUNTS
                         -----------------------------------------------------------------------------------------
                         1/1/85-  1/1/86-  1/1/87-  1/1/88-  1/1/89-  1/1/90-  1/1/91-  1/1/92-  1/1/93-  1/1/94-
SUB-ACCOUNT              12/31/85 12/31/86 12/31/87 12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94
-----------              -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
Capital Growth..........  67.09%   94.04%   51.79%   -9.36%   30.80%   -4.64%   53.06%   -6.61%   14.28%   -8.30%
Bond Income.............  18.05%   14.15%    1.65%    7.63%   11.68%    7.48%   17.25%    7.53%   11.94%   -4.16%
Money Market............   7.61%    6.16%    5.89%    6.94%    8.58%    7.50%    5.58%    3.18%    2.36%    3.39%
                                           5/1/87-  1/1/88-  1/1/89-  1/1/90-  1/1/91-  1/1/92-  1/1/93-  1/1/94-
SUB-ACCOUNT                                12/31/87 12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94
-----------                                -------- -------- -------- -------- -------- -------- -------- --------
Stock Index............................... -12.55%   14.67%   32.72%   -6.33%   29.65%    6.65%    9.07%    0.45%
Managed...................................  -1.06%    8.43%   19.83%    1.72%   19.45%    6.06%    9.99%   -1.78%
                                                                                                 4/30/93- 1/1/94-
SUB-ACCOUNT                                                                                      12/31/93 12/31/94
-----------                                                                                      -------- --------
Avanti Growth...................................................................................  14.28%   -1.94%
Value Growth....................................................................................  13.78%   -2.11%
                                                                                                 1/1/93-  1/1/94-
SUB-ACCOUNT                                                                                      12/31/93 12/31/94
-----------                                                                                      -------- --------
Fidelity Equity-Income..........................................................................  17.59%    6.28%
Fidelity Overseas...............................................................................  36.53%    0.59%
                                                                                                          5/2/94-
SUB-ACCOUNT                                                                                               12/31/94
-----------                                                                                               --------
Small Cap................................................................................................  -4.40%
                                                                                                          1/1/94-
SUB-ACCOUNT                                                                                               12/31/94
-----------                                                                                               --------
Fidelity High Income.....................................................................................  -2.05%
Fidelity Asset Manager...................................................................................  -7.00%

VARIABLE ORDINARY ("ZENITH SURVIVORSHIP LIFE") POLICIES

                                                 NET INVESTMENT RETURN OF THE SUB-ACCOUNTS
                         -----------------------------------------------------------------------------------------
                         1/1/85-  1/1/86-  1/1/87-  1/1/88-  1/1/89-  1/1/90-  1/1/91-  1/1/92-  1/1/93-  1/1/94-
SUB-ACCOUNT              12/31/85 12/31/86 12/31/87 12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94
-----------              -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
Capital Growth..........  66.59%   93.46%   51.34%   -9.63%   30.41%   -4.92%   52.61%   -6.90%   13.94%   -8.57%
Bond Income.............  17.70%   13.81%    1.35%    7.30%   11.34%    7.16%   16.90%    7.21%   11.60%   -4.45%
Money Market............   7.29%    5.85%    5.57%    6.62%    8.25%    7.18%    5.26%    2.87%    2.05%    3.08%
                                           5/1/87-  1/1/88-  1/1/89-  1/1/90-  1/1/91-  1/1/92-  1/1/93-  1/1/94-
SUB-ACCOUNT                                12/31/87 12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94
-----------                                -------- -------- -------- -------- -------- -------- -------- --------
Stock Index............................... -12.73%   14.32%   32.33%   -6.61%   29.27%    6.33%    8.74%    0.15%
Managed...................................  -1.26%    8.10%   19.47%    1.42%   19.10%    5.74%    9.69%   -2.07%
                                                                                                 4/30/93- 1/1/94-
SUB-ACCOUNT                                                                                      12/31/93 12/31/94
-----------                                                                                      -------- --------
Avanti Growth...................................................................................  14.05%   -2.24%
Value Growth....................................................................................  13.55%   -2.40%
                                                                                                 1/1/93-  1/1/94-
SUB-ACCOUNT                                                                                      12/31/93 12/31/94
-----------                                                                                      -------- --------
Fidelity Equity-Income..........................................................................  17.23%    5.96%
Fidelity Overseas...............................................................................  36.12%    0.29%
                                                                                                          5/2/94-
SUB-ACCOUNT                                                                                               12/31/94
-----------                                                                                               --------
Small Cap................................................................................................  -4.59%
                                                                                                          1/1/94-
SUB-ACCOUNT                                                                                               12/31/94
-----------                                                                                               --------
Fidelity High Income.....................................................................................  -2.34%
Fidelity Asset Manager...................................................................................  -7.28%

  The net investment return of a sub-account is calculated by taking the difference between the sub-account's ending value and beginning value for the period and dividing it by the beginning value for the period.

                  NEW ENGLAND VARIABLE LIFE INSURANCE COMPANY

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholder of New England Variable Life Insurance Company:

We have audited the accompanying balance sheets of New England Variable Life Insurance Company (a wholly-owned subsidiary of New England Mutual Life Insurance Company) as of December 31, 1994 and 1993, and the related statements of operations, surplus, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of New England Variable Life Insurance Company as of December 31, 1994 and 1993, and the results of its operations and its cash flows for the years then ended in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of Delaware, which are considered generally accepted accounting principles for wholly-owned stock life insurance subsidiaries of mutual life insurance companies.

                                          Coopers & Lybrand L.L.P.

Boston, Massachusetts
February 24, 1995

                  NEW ENGLAND VARIABLE LIFE INSURANCE COMPANY
    (A WHOLLY-OWNED SUBSIDIARY OF NEW ENGLAND MUTUAL LIFE INSURANCE COMPANY)

                                 BALANCE SHEETS

                                     ASSETS

                                                           DECEMBER 31,
                                                     --------------------------
                                                         1994          1993
                                                         ----          ----
Bonds..............................................  $  7,828,833  $  7,987,043
Mortgage loan......................................     2,221,942     2,230,000
Policy loans.......................................    43,967,343    30,673,718
Cash and short-term investments....................    10,669,045    21,282,674
Accrued investment income..........................     1,377,286     1,061,822
Premiums deferred and uncollected..................     6,892,888     5,452,658
Due from separate account, net.....................    79,549,258    63,855,885
Due from New England Mutual Life Insurance Company.     1,889,855       475,007
Other assets.......................................       814,991     1,636,853
Separate account assets............................   445,040,547   362,479,478
                                                     ------------  ------------
    Total assets...................................  $600,251,988  $497,135,138
                                                     ============  ============

                            LIABILITIES AND SURPLUS
Policy reserves....................................  $ 44,648,304  $ 26,905,146
Due New England Mutual Life Insurance Company......     3,219,350     7,917,908
Federal income taxes...............................     4,611,653     1,644,852
Accrued expenses...................................     4,746,096     2,866,665
Other liabilities..................................     1,120,620       735,987
Separate account liabilities.......................   445,040,547   362,479,478
                                                     ------------  ------------
    Total liabilities..............................   503,386,570   402,550,036
Surplus:
  Common stock (shares authorized: 50,000; issued
   and outstanding:
   20,000; par value $125).........................     2,500,000     2,500,000
  Paid-in capital in excess of par value...........   117,709,808   107,709,808
  Unassigned surplus...............................   (23,481,592)  (15,831,154)
    Asset valuation reserve........................       137,202       206,448
                                                     ------------  ------------
    Total surplus..................................    96,865,418    94,585,102
                                                     ------------  ------------
    Total liabilities and surplus..................  $600,251,988  $497,135,138
                                                     ============  ============

    The accompanying notes are an integral part of the financial statements.

                  NEW ENGLAND VARIABLE LIFE INSURANCE COMPANY
    (A WHOLLY-OWNED SUBSIDIARY OF NEW ENGLAND MUTUAL LIFE INSURANCE COMPANY)

                            STATEMENTS OF OPERATIONS

                                                     YEARS ENDED DECEMBER 31,
                                                     --------------------------
                                                         1994          1993
                                                     ------------  ------------
Income:
  Premiums.........................................  $201,732,909  $146,137,792
  Investment income................................     3,093,024     2,724,046
                                                     ------------  ------------
                                                      204,825,933   148,861,838
Expenses:
  Death and other benefits.........................    23,345,664    18,207,816
  Increase in policy reserves......................    17,743,158     5,573,679
  Commissions......................................    37,220,361    29,849,384
  Net transfers to separate account................    87,853,704    58,823,455
  General and administrative.......................    43,395,223    31,727,803
                                                     ------------  ------------
                                                      209,558,110   144,182,137
                                                     ------------  ------------
Income (loss) before provision for taxes...........    (4,732,177)    4,679,701
Provision for income taxes.........................     2,968,375     5,066,507
                                                     ------------  ------------
Net loss from operations before realized capital
 losses............................................    (7,700,552)     (386,806)
Net realized investment gains (losses) less capital
 gains tax of $0 in 1994 and $4,916 in 1993........             9        (5,780)
                                                     ------------  ------------
Net loss...........................................  $ (7,700,543) $   (392,586)
                                                     ============  ============

                             STATEMENTS OF SURPLUS

                                                     YEARS ENDED DECEMBER 31,
                                                     --------------------------
                                                         1994          1993
                                                     ------------  ------------
Surplus, beginning of year.........................  $ 94,585,102  $ 69,988,844
Net loss...........................................    (7,700,543)     (392,586)
Change in non-admitted assets......................       (19,141)      (11,156)
Paid-in capital....................................    10,000,000    25,000,000
                                                     ------------  ------------
Surplus, end of year...............................  $ 96,865,418  $ 94,585,102
                                                     ============  ============

    The accompanying notes are an integral part of the financial statements.

                  NEW ENGLAND VARIABLE LIFE INSURANCE COMPANY
    (A WHOLLY-OWNED SUBSIDIARY OF NEW ENGLAND MUTUAL LIFE INSURANCE COMPANY)

                            STATEMENTS OF CASH FLOWS

                                                    YEARS ENDED DECEMBER 31,
                                                   ---------------------------
                                                       1994           1993
                                                   -------------  ------------
Cash flows from operating activities:
  Insurance premiums and other considerations..... $ 199,670,506  $143,259,367
  Investment income...............................     2,773,220     2,479,596
  Benefits........................................   (23,510,882)  (18,036,117)
  Expenses and taxes..............................   (80,900,670)  (62,011,687)
  Net transfers to separate account...............  (103,547,077)  (72,721,602)
  Net increase in policy loans....................   (13,293,625)   (9,308,284)
  Other disbursements, net........................    (1,972,032)   (2,914,732)
                                                   -------------  ------------
    Net cash flows used in operating activities...   (20,780,560)  (19,253,459)
Cash flows from investing activities:
  Proceeds of long-term investments sold, matured
   or repaid (net of tax).........................       166,942       576,687
  Cost of long-term investments acquired..........           (11)         (922)
                                                   -------------  ------------
    Net cash flows from investing activities......       166,931       575,765
Cash flows from financing activities:
  Paid-in capital.................................    10,000,000    25,000,000
                                                   -------------  ------------
Net cash flows....................................   (10,613,629)    6,322,306
Cash and short-term investments, beginning of
 year.............................................    21,282,674    14,960,368
                                                   -------------  ------------
Cash and short-term investments, end of year...... $  10,669,045  $ 21,282,674
                                                   =============  ============


    The accompanying notes are an integral part of the financial statements.

                  NEW ENGLAND VARIABLE LIFE INSURANCE COMPANY
   (A WHOLLY-OWNED SUBSIDIARY OF NEW ENGLAND MUTUAL LIFE INSURANCE COMPANY)

                         NOTES TO FINANCIAL STATEMENTS

1. GENERAL:

  New England Variable Life Insurance Company (the "Company") is a wholly-owned stock life insurance subsidiary of New England Mutual Life Insurance Company ("The New England"). The Company is authorized to transact variable life insurance business.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

  BASIS OF PRESENTATION

  The Company prepares its statutory financial statements, except as to form, in accordance with accounting practices prescribed or permitted by the Insurance Department of the State of Delaware, which are currently considered generally accepted accounting principles (GAAP) for wholly-owned stock life insurance subsidiaries of a mutual life insurance company. Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners (NAIC), as well as state laws, regulations, and general administrative rules. Permitted accounting practices encompass all accounting practices not so prescribed.

  The Financial Accounting Standards Board (FASB) issued Interpretation No. 40, Applicability of Generally Accepted Accounting Principles to Mutual Life Insurance and Other Enterprises, and Statement of Financial Accounting Standards No. 120, Accounting and Reporting by Mutual Life Insurance Enterprises and by Insurance Enterprises for Certain Long-Duration Participating Contracts. The American Institute of Certified Public Accountants issued Statement of Position 95-1, Accounting for Certain Insurance Activities of Mutual Life Insurance Enterprises. Neither of these groups has a role in establishing regulatory accounting practices. These pronouncements will require stock life subsidiaries of a mutual life insurance company parent to modify their financial statements in order for them to continue to be in accordance with generally accepted accounting principles, effective for 1996 financial statements. The manner in which policy reserves, new business acquisition costs, asset valuations and the related tax effects are recorded will change. Management has not determined the impact of such changes on its financial statements.

  Certain amounts from the 1993 financial statements have been reclassified to conform with the 1994 presentation.

  INVESTED ASSETS

  Carrying values of bonds have been determined in accordance with methods and values adopted by the National Association of Insurance Commissioners. Bonds are carried primarily at amortized cost.

  The Company's mortgage loans on real estate are carried at outstanding principal balance or amortized cost. The estimated fair value of these loans is determined using an internal matrix based on market rates and a credit rating system. The Company establishes investment valuation reserves equal to the amount by which the admitted value of each mortgage loan that has been modified, is delinquent 90 days or more, or is in the process of modification, exceeds the estimated fair value of its underlying collateral. These investment valuation reserves are adjusted annually based on current valuations.

  Policy loans are carried at the aggregate of the unpaid balances. Policy loans are an integral part of insurance products and have no maturity dates. Consequently, it is not practicable to value these instruments.

  Short term investments are carried principally at cost, which approximates fair value, and include securities with a maturity date at purchase of less than one year.

  Realized gains and losses on the sales of investments are determined on the specific identification method. See Note 3 for accounting treatment of realized gains and losses attributable to interest rate changes. Unrealized gains and losses are accounted for as direct increases or decreases in surplus.

                  NEW ENGLAND VARIABLE LIFE INSURANCE COMPANY
   (A WHOLLY-OWNED SUBSIDIARY OF NEW ENGLAND MUTUAL LIFE INSURANCE COMPANY)

                   NOTES TO FINANCIAL STATEMENTS--CONTINUED
  SEPARATE ACCOUNT

  Assets and liabilities held in the separate account are included as separate captions on the balance sheet. The statements of operations include the general account business and the net transfers to the separate account. The separate account's net transfers, investment income, realized and unrealized capital gains and losses, and investment expenses are offset by corresponding increases or decreases in reserves required to provide for future payments to policyholders. These assets consist principally of investments in mutual funds and are carried at fair value.

  VARIABLE LIFE RESERVES

  Reserves for variable life insurance policies are developed using the 1958 and 1980 Commissioners' Standard Ordinary Mortality Tables on the Net Level Premium Method, the Net Single Premium Method, or the Modified Full Preliminary Term Method with assumed interest rates ranging from 4% to 5%.

  DUE FROM SEPARATE ACCOUNT, NET

  The Company records as a receivable amounts that are due from the separate account for policy charges (including cost of insurance charges, administrative charges and minimum death benefit charges), and amounts held for policy account values in excess of the statutory reserve.

  Amounts held in excess of the reserve cannot be transferred unless the policy is terminated or the policy account value is withdrawn.

  Actual transfers from the separate account to the general account for the policy charges are made on a periodic basis to reduce this receivable. The components of the amount due from the separate account, net as of December 31, 1994 and December 31, 1993 are as follows:

                                                           1994        1993
                                                           ----        ----
   Account values in excess of reserves................ $75,718,686 $60,722,683
   Policy charges......................................   3,830,572   3,133,202
                                                        ----------- -----------
     Total............................................. $79,549,258 $63,855,885
                                                        =========== ===========

  RECOGNITION OF PREMIUM REVENUE AND RELATED EXPENSES

  Variable life premium revenue is recognized during the premium paying period. Commissions and other expenses in connection with acquiring new business are charged to current operations as incurred.

  FEDERAL INCOME TAXES

  The Company's federal income tax return is consolidated with The New England. The method of allocation between the companies is subject to a tax sharing agreement, and allocation is based upon separate return calculations with current credit for net losses. Net operating loss carryforwards to the extent not previously reimbursed will be utilized as a deduction before determining the tax liability to The New England.

3. INVESTMENT RESERVES AND INTEREST MAINTENANCE RESERVE:

  The Asset Valuation Reserve (AVR) is designed to mitigate the effect of valuation and credit-related losses on unassigned surplus. The AVR covers all invested asset classes with risk of loss, including bonds, common stock, mortgage loans and real estate. This balance has been classified under the surplus caption within the balance sheet. This presentation differs from the Company's statutory filing, however, in management's opinion, it is consistent with industry practice which considers such reserves part of surplus.

                  NEW ENGLAND VARIABLE LIFE INSURANCE COMPANY
   (A WHOLLY-OWNED SUBSIDIARY OF NEW ENGLAND MUTUAL LIFE INSURANCE COMPANY)

                   NOTES TO FINANCIAL STATEMENTS--CONTINUED

  The Interest Maintenance Reserve (IMR) accumulates realized capital gains and losses on the sale of all types of fixed income securities which result from changes in the overall level of interest rates. These gains are amortized into operating income over the remaining life of each investment sold. The IMR is included in Other liabilities and amounted to $75,451 and $75,672 as of December 31, 1994 and 1993, respectively. The amortization of the IMR into net income net of federal income tax for 1994 and 1993, respectively, was $2,702 and $1,888.

4. INVESTMENTS:

  The carrying value and estimated fair values of debt securities in the general account are as follows:

                                                         1994
                                                   GROSS UNREALIZED     ESTIMATED
                                          CARRYING ------------------     FAIR
                                           VALUE    GAINS     LOSSES      VALUE
                                          --------  -----     ------    ---------
                                                    (IN THOUSANDS)
U.S. Treasury securities and obligations
 of U.S. government
 corporations and agencies..............   $4,191  $     62   $    (60)  $4,193
Corporate securities....................    3,546       125         (7)   3,664
Mortgage-backed securities..............       92         0         (3)      89
                                           ------  --------   --------   ------
Total...................................   $7,829  $    187   $    (70)  $7,946
                                           ======  ========   ========   ======
                                                         1993
                                                   GROSS UNREALIZED     ESTIMATED
                                          CARRYING ------------------     FAIR
                                           VALUE    GAINS     LOSSES      VALUE
                                          -------- --------  --------   ---------
                                                    (IN THOUSANDS)
U.S. Treasury securities and obligations
 of U.S. government
 corporations and agencies..............   $3,727  $    220   $      0   $3,947
Corporate securities....................    4,112       469         (1)   4,580
Mortgage-backed securities..............      148         3          0      151
                                           ------  --------   --------   ------
Total...................................   $7,987  $    692   $     (1)  $8,678
                                           ======  ========   ========   ======

  Publicly traded debt securities are valued based upon quoted market prices. The fair values of private placement obligations are determined using an internal matrix based on market interest rates, the credit rating of the specific security, and public prices of similar securities.

  The carrying value and estimated fair value of debt securities at December 31, 1994, by contractual maturity, are shown below. Stated maturities may differ from contractual maturities because some borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                       ESTIMATED
                                                              CARRYING   FAIR
                                                               VALUE     VALUE
                                                              -------- ---------
                                                                (IN THOUSANDS)
Due in 1 year or less........................................  $  426   $  426
Due after 1 year through 5 years.............................   5,195    5,142
Due after 5 years through 10 years...........................     467      524
Due after 10 years...........................................   1,649    1,765
Mortgage-backed securities...................................      92       89
                                                               ------   ------
Total........................................................  $7,829   $7,946
                                                               ======   ======

  Gross realized gains from sale of debt securities were $3,817 and $44,496, and gross realized losses were $0 and $770 in 1994 and 1993, respectively. Net realized gains of $2,481 and $28,422 in 1994 and 1993, respectively, were transferred to the IMR.

                  NEW ENGLAND VARIABLE LIFE INSURANCE COMPANY
   (A WHOLLY-OWNED SUBSIDIARY OF NEW ENGLAND MUTUAL LIFE INSURANCE COMPANY)

                   NOTES TO FINANCIAL STATEMENTS--CONTINUED

  The carrying value of the mortgage loan was $2,221,942 and $2,230,000 and estimated fair value of the mortgage loan was $2,240,539 and $2,371,315 at December 31, 1994 and December 31, 1993, respectively.

5. RELATED-PARTY TRANSACTIONS:

  Under the terms of a service agreement, The New England furnishes all executive, legal, clerical, and other personnel services to the Company. The fees for such services amounted to $40,071,822 in 1994 and $29,059,452 in 1993.

  All of the officers and directors of the Company are officers of The New England.

  On June 22, 1994 and June 30, 1993, The New England contributed $10,000,000 and $25,000,000 of capital to the Company, respectively.

6. FEDERAL INCOME TAXES:

  Federal income taxes are provided on the basis of amounts estimated to be payable under the Internal Revenue Code. The Company files a consolidated federal income tax return with The New England.


  Below is a reconciliation of income before federal income taxes to taxable gain from operations:

                                                                 YEAR ENDING
                                                                DECEMBER 31,
                                                               ----------------
                                                                1994     1993
                                                               -------  -------
                                                               (IN THOUSANDS)
Operating gain (loss) before federal income taxes............. $(4,732) $ 4,680
Deferred acquisition costs....................................  11,035    8,660
Nontaxable income.............................................     (25)     (38)
Expense-related differences...................................   3,816    3,971
Other income-related differences..............................  (1,614)  (2,797)
                                                               -------  -------
Taxable gain from operations.................................. $ 8,480  $14,476
                                                               -------  -------
Federal income taxes at 35%................................... $ 2,968  $ 5,067
                                                               =======  =======

The Internal Revenue Service has completed its examination of the Company's income tax returns through 1989 and is currently examining the income tax returns for 1990 to 1991. The New England is contesting certain issues since 1976. The outcome of these proceedings is not currently determinable but, in the opinion of management, would not have a materially adverse effect on the financial statements.

7. REINSURANCE:

  The Company's practice on individual products is to retain not more than $75,000 of risk on any person, excluding accidental death benefits. Total individual life premiums ceded were $13.8 million and $9.8 million at December 31, 1994 and 1993, respectively. In 1994, $9.5 million of the $13.8 million premiums were ceded to The New England, and in 1993, $7.6 million of the $9.8 million premiums were ceded to The New England.

  The individual life insurance in force ceded was $9.7 billion and $7.0 billion at December 31, 1994 and 1993, respectively.

  The Company is contingently liable with respect to ceded insurance should any reinsurer be unable to meet the obligations assumed by it.